Exhibit (c)(11)

Discussion Materials Prepared for The Conflicts Committee of the Board of Directors of American Midstream GP, LLC March 16, 2019 These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee of the Board of Directors of American Midstream GP, LLC (the “Conflicts Committee”), the general partner of American Midstream Partners, L.P., to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Conflicts Committee, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared for the benefit and internal use of the Conflicts Committee. These materials were compiled on a confidential basis for use by the Conflicts Committee and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore or any of its affiliates to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

Table of Contents Section Executive Summary I Situation Analysis II Asset Overview III AMID Financial Projections IV Preliminary Valuation V A. Preliminary Valuation of Natural Gas Gathering & Processing B. Preliminary Valuation of Natural Gas Transportation C. Preliminary Valuation of Offshore Pipelines (Excl. Delta House) D. Preliminary Valuation of Delta House E. Preliminary Valuation of Bakken Crude Oil Gathering F. Preliminary Valuation of Silver Dollar Pipeline G. Preliminary Valuation of Cushing Terminal H. Preliminary Valuation of NGL JV Interests I. Preliminary Valuation of AMID Corporate G&A Expenses Illustrative AMID Unitholder Tax Analysis VI Appendix A. Weighted Average Cost of Capital B. Detailed Segment Financial Projections I. Executive Summary

Executive Summary Introduction ? Evercore Group L.L.C. (“Evercore”) is pleased to provide the materials herein to the Conflicts Committee (the “Conflicts Committee”) of the Board of Directors of American Midstream GP, LLC (the “General Partner”), the general partner of American Midstream Partners, LP (“AMID” or the “Partnership”), regarding the proposed acquisition by the General Partner, a subsidiary of ArcLight Energy Partners Fund V, L.P. (“ArcLight”), of all common units representing limited partner interests in AMID (each, a “Common Unit”) from the holders of such units other than Common Units held by ArcLight, the General Partner or their respective affiliates (the “Merger”) ? ArcLight currently owns 40,774,080 Common Units on an as-converted basis1 (51.3% of the total outstanding Common Units2) and ArcLight owns the 1.2% general partner interest and incentive distribution rights in AMID through the General Partner, ArcLight’s subsidiary ? In its September 27, 2018 offer letter (the “Initial Proposal”), ArcLight proposed to acquire each outstanding publicly-held Common Unit for $6.10 in cash (the “Initial Offer”) ? In its January 2, 2019 offer letter (the “Second Proposal”), ArcLight proposed to acquire each outstanding publicly-held Common Unit for $4.50 in cash (the “Second Proposal Consideration”) ? On February 1, 2019, ArcLight revised its offer proposing to acquire each outstanding publicly-held Common Unit for $4.85 in cash (the “Third Proposal Consideration”) ? On February 18, 2019, the Conflicts Committee and ArcLight reached an understanding for ArcLight to acquire each outstanding publicly-held Common Unit for $5.25 in cash (the “Consideration”) • The Consideration represents a 66.7% premium to AMID’s closing unit price as of January 3, 2019 prior to the announcement of the Second Proposal and a 31.3% premium to AMID’s closing unit price as of March 15, 2019 ? The Merger, pursuant to the Agreement and Plan of Merger by and among Anchor Midstream Acquisition, LLC, Anchor Midstream Merger Sub, LLC (“Merger Sub”), High Point Infrastructure Partners, LLC, the Partnership and the General Partner (the “Merger Agreement”), is to be structured as a merger between the Partnership and Merger Sub LLC with the Partnership surviving the merger, and requires approval by the Conflicts Committee, the ArcLight Investment Committee and the holders of a majority of the outstanding Common Units on an as-converted basis Source: Public filings 1. Represents 7,940,322 Series A-1 Convertible Preferred Units (“Series A-1 Units”) held by High Point Infrastructure Partners, LLC (“High Point”), convertible into 10,172,347 common units of AMID (“Common Units”), which are indirectly owned by Magnolia Infrastructure Partners, LLC (“Magnolia”), 3,401,875 Series A-2 Convertible Preferred Units (“Series A-2 Units”) held by Magnolia, convertible into 4,358,142 Common Units, 9,514,330 Series C Convertible Preferred Units (“Series C Units”) held by Magnolia Infrastructure Holdings, LLC (“Magnolia Holdings”), convertible into 9,527,650 Common Units, 1,329,987 Common Units issuable upon exercise of the warrant issued to Magnolia Holdings by American Midstream Partners, LP, dated April 25, 2016, 10,563,942 Common Units held by Magnolia Holdings, 1,349,609 Common Units held by American Midstream GP, LLC, which is approximately 77% owned by High Point and approximately 23% owned by AMID GP Holdings, LLC, which is approximately 93% owned by Magnolia Holdings, 618,921 Common Units held by Magnolia and 2,853,482 Common Units held by Busbar II, LLC, an affiliate of ArcLight 2. Assumes inclusion of the units issuable upon exercise of the warrant issued to Magnolia Holdings dated April 25, 2016; exclusion of these units results in adjusted ownership on an as-converted basis of 51.1% 1 Executive Summary Overview of Materials ? The materials herein include: ? An executive summary, including an overview of the Merger detailing summary proposed terms, an overview of AMID’s current summary organizational structure and an analysis of financial metrics implied by the Merger ? An overview of AMID’s current market situation ? An overview of AMID’s assets by business segment ? A review of the financial projections for AMID as provided by AMID management (the “AMID Financial Projections”) and a review of the assumptions utilized by AMID management in deriving such financial projections ? A preliminary valuation of AMID ? An illustrative review of the potential cash tax impact to unaffiliated unitholders resulting from the Merger 2

Executive Summary

Overview of the Merger

Opinion Requested:	**Evercore has been asked by the Conflicts Committee, whether, in Evercore's opinion, as of the date of the opinion, the Consideration is fair, from a financial point of view, to the unaffiliated common unitholders of the Partnership**

Counterparties	▪ American Midstream Partners, LP ▪ American Midstream GP, LLC, a subsidiary of ArcLight Energy Partners Fund V, L.P. and the general partner of American Midstream Partners, LP
Merger Summary	▪ ArcLight to acquire all publicly-owned Common Units from the holders of such units other than Common Units held by ArcLight, the General Partner or their respective affiliates ▪ AMID will cease to be a publicly-traded partnership
Consideration	▪ Common Unit holders other than ArcLight, the General Partner and their respective affiliates ("Unaffiliated Unitholders") will receive $5.25 in cash for each AMID common unit held
Timing and Approvals	▪ Approval of the Conflicts Committee ▪ Requires approval from 50.0% of Common Unit unitholders on an as-converted basis (affiliates of ArcLight currently own 51.3% of LP units on an as-converted basis) ▪ HSR approval ▪ The Merger is expected to close in Q2 2019 assuming all required approvals are obtained
Other	▪ The Merger is structured to be taxable to the Unaffiliated Unitholders

EVERCORE 3 AMID

Executive Summary

Current Summary AMID Partnership Structure

Entity	As-Converted Common Units	% of LP Units	% of Total Units
ArcLight Energy Partners Fund V, LP[1]	2,853,482	3.6%	3.5%
Magnolia Infrastructure Holdings, LLC	21,421,579	27.0%	26.6%
Magnolia Infrastructure Partners, LLC	4,977,063	6.3%	6.2%
High Point Infrastructure Partners, LLC	10,172,347	12.8%	12.6%
American Midstream GP, LLC	1,349,609	1.7%	1.7%
ArcLight and Affiliate-Owned LP Units	**40,774,080**	**51.3%**	50.7%
American Midstream GP, LLC (GP Units)	980,889		1.2%
ArcLight and Affiliate-Owned Units	**41,754,969**		**51.9%**



ArcLight Energy Partners Fund V, LP
2,853,482 Common Units[1]
Magnolia Infrastructure Holdings, LLC
10,563,942 Common Units
9,514,330 Series C Units representing 9,527,650 Common Units
1,329,987 Common Units issuable upon exercise of warrant[2]
Magnolia Infrastructure Partners, LLC
618,921 Common Units
3,401,875 Series A-2 Units representing 4,358,142 Common Units
High Point Infrastructure Partners, LLC[3]
7,940,322 Series A-1 Units representing 10,172,347 Common Units
93.0%
AMID GP Holdings, LLC
Public Unitholders
38,664,860 Common Units
48.7% LP Interest
77.0%
23.0%
American Midstream GP, LLC
1,349,609 Common Units
1.2% GP Interest, 1.7% LP Interest and 100% of IDRs
12.8% LP Interest
6.3% LP Interest
American Midstream Partners, LP ("AMID")
Market Capitalization: $220.1 MM[4]
Preferred Equity: $324.6 MM[5]
Net Debt as of 12/31/2018: $1,014.6 MM[5]
27.0% LP Interest
100% Ownership
American Midstream, LLC
100% Ownership
Direct and Indirect Wholly-Owned Subsidiaries
3.6% LP Interest

Source: Public filings, AMID management
Note: Units outstanding provided by AMID management on March 14, 2019
1. Common units owned by Busbar II, LLC, a wholly-owned direct subsidiary of ArcLight Energy Partners Fund V, LP
2. Warrant issued to Magnolia Holdings by AMID dated April 25, 2016
3. High Point Infrastructure Partners, LLC is a portfolio company of ArcLight Capital Partners, LLC
4. Pricing as of March 15, 2019
5. Book value based on Preliminary December 31, 2018 balance sheet as provided by AMID management

EVERCORE 4 AMID

Executive Summary

Merger Analysis

($ in millions, except per unit amounts)

Proposed Consideration		$5.25
LP Units Outstanding[1] (MM)		55.4
AMID LP Equity Value		$290.9
Plus: AMID Net Debt[2]		1,132.4
Plus: Liquidation Value of Series A-1 Convertible Preferred Units[3]		142.3
Plus: Liquidation Value of Series A-2 Convertible Preferred Units[4]		60.9
Plus: Liquidation Value of Series C Convertible Preferred Units[5]		137.2
Transaction Value		**$1,763.8**

Premium	**Metric**	
Unit Price as of September 27, 2018 (Unaffected Price prior to Initial Proposal)	$5.75	(9%)
10-Day VWAP	5.99	(12%)
30-Day VWAP	6.28	(16%)
60-Day VWAP	6.91	(24%)
Unit Price as of January 3, 2019 (Unaffected Price prior to Second Proposal)	3.15	67%
10-Day VWAP	3.85	36%
30-Day VWAP	4.31	22%
60-Day VWAP	5.01	5%
Unit Price as of March 15, 2019	4.00	31%
10-Day VWAP	3.94	33%
30-Day VWAP	3.98	32%
60-Day VWAP	3.97	32%
Transaction Value / 2018A EBITDA[6]	$159.1	11.1x
(Transaction Value + 2019E Growth Capital Expenditures + Acquisitions) / 2019E EBITDA[6]	194.7	10.4
Price / DCF per LP Unit		
2018A[6]	$0.70	7.5x
2019E	1.20	4.4

Source: AMID management, public filings, Bloomberg
1. As of June 30, 2019 and includes 980,889 general partner units and 381,149 LTIP units issued from March 2019 to June 2019
2. Net debt as of June 30, 2019
3. 7,940,322 Series A-1 convertible preferred units multiplied by the liquidation value of $17.50 per unit (adjusted for accrued 1Q19 and 2Q19 distributions and accrued interest on 1Q19 distribution)
4. 3,401,875 Series A-2 convertible preferred units multiplied by the liquidation value of $17.50 per unit (adjusted for accrued 1Q19 and 2Q19 distributions and accrued interest on 1Q19 distribution)
5. 9,514,330 Series C convertible preferred units multiplied by the liquidation value of $14.00 per unit (adjusted for accrued 1Q19 and 2Q19 distributions and accrued interest on 1Q19 distribution)
6. Pro forma for sale of refined product terminals to Sunoco LP

EVERCORE 5 AMID

Executive Summary

Evercore Evaluation Process

- In connection with its review of the Merger, Evercore has, among other things:
  - Reviewed certain publicly available historical operating and financial information relating to the Partnership that we deemed relevant, including as set forth in the Partnership's Annual Reports on Form 10-K for the year ended December 31, 2017, the Partnership's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, and certain of the Partnership's Current Reports on Form 8-K, in each case as filed with or furnished to the U.S. Securities and Exchange Commission by the Partnership since January 1, 2018;
  - Reviewed certain non-public historical and projected financial and operating data and assumptions relating to the Partnership, as prepared and furnished to us by management of the Partnership;
  - Discussed the past and current operations and current financial condition of the Partnership, and the historical and projected financial and operating data and assumptions relating to the Partnership, with management of the Partnership (including management's views of the risks and uncertainties of achieving such projections);
  - Reviewed publicly available research analyst estimates for the Partnership's future financial performance on a standalone basis;
  - Performed discounted cash flow analyses for the Partnership based on projected financial data and other data provided by management of the Partnership;
  - Compared the financial performance of the Partnership and its stock market trading multiples with those of certain other publicly traded partnerships and companies that we deemed relevant;
  - Compared the financial performance of the Partnership and the transaction multiples implied by the Merger with the financial terms and transaction multiples of certain historical transactions that we deemed relevant;
  - Reviewed a draft of the Merger Agreement dated March 15, 2019; and
  - Performed such other analyses and examinations, held such other discussions, reviewed such other information and considered such other factors that we deemed appropriate

EVERCORE 6 AMID

II. Situation Analysis

EVERCORE

Situation Analysis

Summary Market Data

($ in millions, except per unit amounts)

Market Capitalization

As of March 15, 2019	
Total Units Outstanding[1]	55.0
Common Unit Price	$4.00
Total Equity Value	$220.1
Plus: Preferred Equity[2]	324.6
Plus: Net Debt	1,014.6
Plus: Noncontrolling Interest	13.8
Enterprise Value	$1,573.2

	FactSet Consensus		AMID Financial Projections[3]	
	Metric	Yield/Multiple	Metric	Yield/Multiple
Distribution Yield				
Current	$–	–%	$–	–%
2019E	–	–%	–	–%
2020E	–	–%	–	–%
EV/EBITDA				
2018	$186.2	8.4x	$159.1	9.8x
2019E	178.7	8.8	194.7	8.0
2020E	187.2	8.4	214.1	7.3

Balance Sheet and Credit Data

As of December 31, 2018	
Cash and Marketable Securities	$9.1
Short-Term Debt	523.0
Long-Term Debt	500.7
Total Debt	$1,023.7
Net Debt	$1,014.6
Plus: Noncontrolling Interest	13.8
Plus: Preferred Equity[2]	324.6
Plus: Partners' Capital	105.5
Net Book Capitalization	$1,458.5
Revolver Availability / Total Revolver Capacity	$66.1 / $620.0
Net Debt / Net Book Cap	69.6%
Net Debt / 2018A EBITDA	6.4x
Net Debt / 2019E EBITDA	5.2
Current Ratings (Senior Unsecured):	
Moody's	Caa2
S&P	B

Unit Price Performance



$20.00
$15.00
$10.00
$5.00
$--
Unit Price
$2.50
$2.00
$1.50
$1.00
$0.50
$--
Distribution per Unit
$4.00
3/15/17
8/8/17
1/1/18
5/27/18
10/20/18
3/15/19
Distribution per Unit
Unit Price

General Partner Incentive Distribution Rights

% to LP	% to GP	LP Quarterly Distribution Range		Quarterly Distribution Within Range	Quarterly Distribution to GP per LP Unit	Total LP Units Outstanding	Total Quarterly Distribution to LPs	Total Quarterly Distribution to GP	Total Annual Distribution to LPs	Total Annual Distribution to GP
98.7%	1.3%	$–	$0.4125	$–	$–	54.1	$–	$–	$–	$–
50.7%	49.3%	0.4125	0.4125	–	–	54.1	–	–	–	–
50.7%	49.3%	0.4125	0.4125	–	–	54.1	–	–	–	–
50.7%	49.3%	0.4125		–	–	54.1	–	–	–	–
							$–	$–	$–	$–

% of Total Distributions to the GP	NM
% of Total Distributions to the IDRs	NM

Source: Company filings, AMID management and FactSet
Note: Market data as of March 15, 2019
1. Includes 980,889 general partner units
2. Book value of preferred based on Preliminary December 31, 2018 balance sheet as provided by AMID management
3. AMID Financial Projections presented net of earnings attributable to non-controlling interests ("NCI"); multiples reflect Enterprise Value excluding NCI

EVERCORE 7 AMID

Situation Analysis Summary Market Data (cont’d) AMID 8.5% Senior Notes due 2021 Trading Price / AMID Unit Price Yield to Worst $18.00 105.00 16.0% $16.00 14.2% 14.0% $14.00 100.00 12.0% $12.00 10.0% st $10.00 Price 95.00 8.0% t o Wor $8.00 eld 6.0% I $6.00 Y $4.00 90.00 4.0% $4.00 89.60 $2.00 2.0% $— 85.00 0.0% 3/15/18 5/27/18 8/8/18 10/20/18 1/1/19 3/15/19 3/15/2018 5/14/2018 7/14/2018 9/13/2018 11/13/2018 1/13/2019 3/15/2019 Price Yield to Worst AMID Revolving Credit Facility Cost of Borrowing1 Covenant Consolidated Total Leverage Ratio2 Maximum Consolidated total leverage per AMID credit agreement decreases from 6.5x 6.25x currently to 5.75x for the quarter 7.00% 5.8x 6.1x 6.1x ending June 30, 2019 6.1x 5.8x 5.8x 5.5x 6.61% 5.1x 6.50% 4.9x 4.9x 4.7x 4.7x 4.3x 6.00% 3.9x 3.7x 3.6x 3.5x 5.50% 5.00% 4.50% 4Q ‘18 1Q ‘19 2Q ‘19 3Q ‘19 4Q ‘19 1Q ‘20 2Q ‘20 3Q ‘20 4Q ‘20 4.00% 3/15/2018 5/14/2018 7/14/2018 9/13/2018 11/13/2018 1/13/2019 3/15/2019 AMID Financial Projections Source: Bloomberg, FactSet, AMID management AMID Financial Projections—With Divestitures per AMID Management Max Consolidated Total Leverage Ratio 1. Assumes 3-month LIBOR plus 4.00% 2. Total consolidated leverage ratio per Second Amendment to Second Amended and Restated Credit Agreement excludes non-recourse debt related to natural gas transportation as well as the convertible preferred units 3. Assumes sale of Chatom Bazor Ridge System for $5 million in April 2019, Bakken Crude Oil Gathering for $30 million in April 2019, Silver Dollar Pipeline for $125 million in June 2019, Lavaca System for $125 million in September 2019, Natural Gas Transportation for $200 million in November 2019 and Cushing Terminal for $30 million in December 2019 8 Situation Analysis Wall Street Research Summary Broker Research Summary: UBS (March 15, 2019) ? Neutral Rating (maintained from January 8, 2019) ? Price Target: $4.00 / unit (maintained from January 8, 2019) ? 2019E EBITDA: $178.7 million (reduced from $180.6 million as of January 8, 2019) Summary of AMID Broker Coverage 8 $20.00 6 $16.00 1 1 n gs Un ti 1 1 $12.00 i a R 4 2 t Price 1 $8.00 roker 2 B 1 2 4 2 $4.00 3 3 $4.00 $4.00 2 2 1 1 1 1 0 $0.00 Feb-17 May-17 Aug-17 Nov-17 Feb-18 May-18 Aug-18 Nov-18 Feb-19 Buy Hold Sell Price NTM Target Price Source: FactSet, Wall Street research, Bloomberg 9

Situation Analysis

Historical Trading Performance



$20.00
$16.00
$12.00
$8.00
$4.00
$--
AMID Unit Price
4,000
3,000
2,000
1,000
--
AMID Trading Volume (000's)
3/15/17
5/27/17
8/8/17
10/20/17
1/1/18
3/15/18
5/27/18
8/8/18
10/20/18
1/1/19
3/15/19
A
B
C
D
E
F
G
H
I
J
K
L
M
N
O
P
Q

- **A** **3/20/17:** Upsized credit facility from $750 million to $900 million
- **B** **6/2/17:** Acquired Vioska Knoll gathering system for $32 million
- **C** **7/24/17:** Entered definitive agreement to sell propane business to SHV Energy N.V. for $170 million in cash
- **D** **8/8/17:** Announced the acquisition of Panther assets for $52 million and entry into a JV agreement with Targa Midstream Services creating Cayenne Pipeline, LLC
- **E** **10/2/17:** Acquired an additional 15.5% equity interest in Delta House from ArcLight for $125 million
- **F** **10/30/17:** Acquired an additional 17.0% interest in the Destin Pipeline from ArcLight for $30 million
- **G** **11/1/17:** Announced acquisition of certain assets of Southcross Holdings, LP and proposed to merge with Southcross Energy Partners, LP ("Southcross") in transactions valued at $815 million
- **H** **11/6/17:** Announced the acquisition of the equity interests in Trans-Union Interstate Pipeline from ArcLight for $48 million
- **I** **12/14/17:** Priced $125 million 8.5% Senior Notes due 2021
- **J** **6/18/18:** Entered into a definitive agreement to sell its marine products terminals to institutional investors for $210 million
- **K** **6/29/18:** Amended credit facility agreement to reduce borrowing capacity by $200 million to $700 million upon consummation of the sale of marine products terminals. Six of 19 lending banks asked for AMID to halt common unit and preferred distributions
- **L** **7/27/18:** Announced distribution reduction to $0.1031 per LP unit per quarter from $0.412, a 75% decrease
- **M** **7/29/18:** Southcross provides notice of termination of the Contribution Agreement
- **N** **9/28/18:** Announced receipt of an unsolicited non-binding proposal from ArcLight, pursuant to which ArcLight would acquire all unaffiliated common units of AMID in exchange for $6.10 per common unit in cash
- **O** **11/15/18:** Entered into a definitive agreement to sell its refined products terminal business to Sunoco, LP for $125 million
- **P** **12/31/18:** Amended credit agreement and announced elimination of distributions to common units and preferred units
- **Q** **1/3/19:** Announced receipt of the Second Proposal from ArcLight, pursuant to which ArcLight would acquire all unaffiliated common units of AMID in exchange for $4.50 per common unit in cash

Source: FactSet, S&P Capital IQ, filings, AMID management
Note: Market data as of March 15, 2019

EVERCORE 10 AMID

Situation Analysis

Equity Ownership Summary – Excludes 1,329,987 Common Units Related to Warrants

Summary



Retail, 25.5%
Institutional/Other (Net of Short Interest), 22.4%
Insiders, 52.1%

Institutional Ownership

Institution	Units (000's)	Ownership %
OppenheimerFunds Inc	6,319	8.0%
Swank Capital LLC	2,379	3.0%
Prescott Group Capital Management	1,912	2.4%
UBS AG	1,900	2.4%
JPMorgan Chase & Co	911	1.2%
MFP Investors LLC	775	1.0%
Goldman Sachs Group Inc/The	593	0.7%
Bank of America Corp	502	0.6%
ClearBridge LLC	312	0.4%
Creative Planning Inc	240	0.3%
HITE Hedge Asset Management LLC	219	0.3%
Cohen & Steers Inc	218	0.3%
Neuberger Berman Group LLC	201	0.3%
Morgan Stanley	200	0.3%
ELCO Management Co LLC	168	0.2%
Top 15 Institutional	**16,851**	**21.3%**
Short Position[2]	**688**	**0.9%**

Insider Ownership

Holder	Units (000's)	Ownership %
ArcLight Energy Partners Fund V, LP[1]	40,425	51.1%
Management and Directors	790	1.0%
Total Insider	**41,215**	**52.1%**

Unaffiliated Unitholders

Holder	Units (000's)	Ownership %
Institutional/Other (Net of Short Interest)	17,739	
Retail	20,135	
Management and Directors	790	
Total Unaffiliated Unitholders	**38,665**	**48.9%**

Summary

Holder	Units (000's)	Ownership %
Institutional/Other (Net of Short Interest)	17,739	22.4%
Insiders	41,215	52.1%
Retail	20,135	25.5%
Total Units Outstanding	**79,090**	**100.0%**

Source: Bloomberg, Public filings
1. Includes units held by ArcLight and its subsidiaries and affiliates, including 7,940,322 Series A-1 Units held by High Point, convertible into 10,172,347 Common Units, 3,401,875 Series A-2 Units held by Magnolia, convertible into 4,358,142 Common Units, 9,514,330 Series C Convertible Preferred Units held by Magnolia Holdings, convertible into 9,527,650 Common Units, 10,563,942 Common Units held by Magnolia Holdings, 1,349,609 Common Units held by American Midstream GP, LLC, 618,921 Common Units held by Magnolia, 2,853,482 Common Units held by Busbar II, LLC and approximately 980,889 General Partner units; excludes Magnolia Holdings' 1,329,987 common units related to warrants
2. Short interest per Wall Street Market Data as of February 28, 2019

EVERCORE 11 AMID

Situation Analysis

Review of AMID's Acquisitions / Divestitures

($ in millions)

Acquisitions

Date Announced	Acquiror / Seller	Description	Transaction Value	EBITDA Multiple
11/6/17	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	Trans-Union Interstate Pipeline, L.P.	$48.0	6.5x
10/30/17	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	17% interest in the Destin Pipeline	30.0	6.3
10/2/17	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	15.5% interest in Delta House	125.4	7.1
8/8/17	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	Remaining interests in MPOG and AmPan (Panther Operating)	52.0	7.0
6/2/17	American Midstream Partners, LP / Genesis Energy LP	Vioska Knoll gathering system	32.0	7.0
11/1/16	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	6.2% interest in Delta House	48.8	6.0
10/24/16	American Midstream Partners, LP / JP Energy Partners LP	Crude oil pipelines; refined products terminals; NGL distribution	459.4	7.2[2]
4/25/16	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	GoM offshore pipeline assets	225.0	6.0
8/10/15	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	12.9% interest in Delta House	162.0	5.0
10/14/14	American Midstream Partners, LP / Costar Midstream	G&P assets in East Texas, Permian and Bakken	470.0	10.5
8/7/14	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	Eagle Ford gas gathering system	110.0	--
7/14/14	American Midstream Partners, LP / DCP Midstream LLC	67% interest in MPOG	13.5	5.5
1/22/14	American Midstream Partners, LP / Penn Virginia Corp.	Eagle Ford gas gathering system	100.0	12.5
12/10/13	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	Blackwater Midstream's three multi-modal terminals	60.0	7.8
6/1/12	American Midstream Partners, LP / Quantum Resources Management, LLC	87.4% interest in Chatom Processing and Fractionation Plant	55.0	7.9
11/17/11	American Midstream Partners, LP / Marathon	50% interest in the Burns Point Gas Plant	38.0	--
			Mean	7.3x
			Median	7.0

Divestitures

Date Announced	Acquiror / Seller	Description	Transaction Value	EBITDA Multiple
11/15/18	Sunoco LP / American Midstream Partners, LP	Caddo Mills and North Little Rock refined products terminals	$125.0	7.3x
6/18/18	Institutional Investors / American Midstream Partners, LP	Harvey and Westwego marine products terminals	210.0	13.9
7/24/17	SHV Energy N.V. / American Midstream Partners, LP	Propane marketing and services business	170.0	9.0
			Mean	10.1x
			Median	9.0

Source: AMID management, press releases, Partnership filings, 1Derrick, IHS
1. Also includes affiliates of ArcLight Capital Partners, LLC
2. Includes run-rate synergies

EVERCORE 12 AMID

III. Asset Overview

EVERCORE

Asset Overview

Overview of AMID's Asset Base

G&P
- Systems: 7
- Miles: 1,300
- Processing Plants: 6
- Processing Capacity: 157 MMcfd
- Dedicated Acres: 100,000

Gas Transport
- ~1.2 Bcfd FT and IT volumes
- 98% firm volumes
- 6.7 years weighted average contract term

Bakken Gathering
- Miles: 47
- Capacity: 40 MBpd
- Dedicated Acres: 27,500

Cushing Terminal
- Capacity: 3.0 MMBbl
- Tanks: 5

NGL Pipelines
- Pipeline Interests: 3
- Ownership: 16.7%, 25.3% & 50.0%
- Capacity: 180 MBpd
- Miles: 254

2019E Gross Margin Contribution



27%
25%
25%
10%
5%
4%
2%
1%
1%
Delta House
Gathering and Processing
Offshore Pipelines Excl. Delta House
Natural Gas Transportation
Silver Dollar Pipeline
NGL JV Interest
Bakken Crude Oil Gathering
Trucking
Cushing Terminal

Legend
- G&P
- Gas Transportation
- Silver Dollar
- Bakken Gathering
- Offshore Pipelines
- Delta House
- NGL Pipelines
- Terminal
- Truckyard



Bakken Crude Gathering
Cushing Terminal
Permian G&P
Natural Gas Transportation
E. Texas G&P
Gulf Coast G&P
Silver Dollar Crude Gathering
S. Texas G&P
NGL Pipeline Interests
Offshore Pipelines
Delta House

Offshore Pipelines
- Systems: 5
- Miles: 1,318
- Capacity: 8.5 Bcfed

Silver Dollar
- Miles: 161
- Capacity: 130 MBpd
- Dedicated Acres: 350,000
- Truckyard: 1
- Trucks: 22

Trucking[1]
- Trucks: 71
- Truckyards: 5

Delta House
- 35.65% Interest
- Capacity: 100 MBpd of crude oil and 240 MMcfd of natural gas

1. Trucking segment includes only South Texas and Panhandle trucking assets; West Texas trucking assets grouped with Silver Dollar Pipeline

EVERCORE 13 AMID

Asset Overview

Overview of AMID's Asset Base (cont'd)

Business / Segment	Summary of Assets
A Gathering & Processing	• Diversified mix of high-and low-pressure natural gas gathering systems located in the Permian, East Texas, Eagle Ford and Gulf Coast regions with 1,300 miles of pipeline • 6 processing plants with 157 MMcfd of capacity and 4 fractionation facilities with 18.7 MBpd of capacity • 3Q 2018 revenue was approximately 71% fixed fee and 29% POP • Growth opportunities include Longview expansion and acquisition of interest in Pascagoula Plant
B Natural Gas Transportation	• FERC-regulated interstate and intrastate natural gas pipelines with 3.0 Bcfd capacity spanning more than 650 miles • Demand-based assets, 100% fixed-fee revenue with investment-grade counterparties • Long-term firm transportation agreements
C Offshore Pipelines (excl. Delta House)	• Offshore pipelines include over 1,300 miles of oil and gas pipelines underpinned primarily by long-term life of lease dedications by producers in the Gulf of Mexico ("GoM") • Joint venture interests in Destin (67%) and Okeanos (67%) and own 100.0% of High Point, Panther and Main Pass Oil Gathering ("MPOG") • Customer base is diversified and includes multiple investment-grade customers
D Delta House	• 35.65% interest in the Delta House system, a fee-based, semi-submersible floating production system located in the Mississippi Canyon block of the deepwater GoM operated by LLOG Production • Design capacity of 100 MBpd and 240 MMcfd of gas
E Trucking (Texas Panhandle + South Texas)	• AMID's trucking assets in the Texas Panhandle and South Texas include five truckyards and 71 tractors, oriented to facilitate long-haul crude and NGL product transport to the Gulf Coast

Source: AMID management, public filings

EVERCORE 14 AMID

Asset Overview

Overview of AMID's Asset Base (cont'd)

Business / Segment	Summary of Assets
F Bakken Crude Gathering & Marketing	▪ FERC-regulated crude oil gathering system located in the Williston Basin ▪ Includes approximately 47 miles of newly-constructed pipeline with diameters ranging from 4 to 10 inches ▪ System volumes supported by a 10-year, fee-based acreage dedication from Encana Corporation ("Encana") ▪ Pipeline interconnects with Andeavor High Plains Pipeline and Dakota Access Pipeline
G Silver Dollar (including West Texas Trucking and Marketing)	▪ 161-mile crude gathering pipeline system with total system throughput capacity of 130 MBpd ▪ Storage capacity of 140 MBbls ▪ Over 350,000 dedicated acres ▪ One truckyard in San Angelo, Texas with 22 trucks
H Cushing Terminal	▪ Crude oil storage facility located in Cushing, OK with aggregate capacity of 3.0 MMBbls ▪ Strategically located near the NYMEX WTI clearing location with close proximity to the Mississippi Lime Basin, Granite Wash and the SCOOP / STACK
I NGL Pipeline Interests (Wilprise, Tri-States, Cayenne)	▪ AMID's NGL pipeline interests in the Gulf Coast strategically located to transport nearly all NGL production out of the Eastern GoM and include joint venture interests in Cayenne (50.0%), Wilprise (25.3%) and Tri-States pipelines (16.7%)

Source: AMID management, public filings

EVERCORE 15 AMID

Asset Overview

A Gathering & Processing

- AMID's natural gas gathering and processing assets span a diversified set of U.S. basins and regions including the Permian, East Texas, Eagle Ford and Gulf Coast
- 1,300 miles of high- and low-pressure natural gas gathering systems with design capacity of 410 MMcfd
- Six processing plants with capacity to process 157 MMcfd
- Four fractionation facilities with 18.7 MBpd of capacity
- Average throughput declined in 2018 in part due to Burns Point Plant shutdown

Gas Gathering and Processing Summary

System	Region	Location	Length (miles)	Pipeline Capacity (MMcfd)	Processing Capacity (MMcfd)[2]	Average Throughput (MMcfd) 2017A	2018A
Yellow Rose	Permian	Martin, Andrews and Dawson Counties, TX	34 low pressure / 25 high pressure	40	40	4.7	6.9
Longview	East Texas	Gregg, Rusk and Smith Counties, TX	643	50	50	14.9	14.7
Chapel Hill	East Texas	Smith County, TX	100	20	20	12.8	12.1
Lavaca	Eagle Ford	Lavaca and Gonzales Counties, TX	203	218	-	106.3	130.3
Bazor Ridge & Chatom[1]	Gulf Coast	Jasper, Clarke, Wayne and Greene Counties, MS and Washington County, AL	198	47	47	10.8	9.7
Burns Point	Gulf Coast	St. Mary Parish, LA	-	-	165[2]	52.6	-
Danville	East Texas	Gregg County, TX	97	35	-	15.4	15.2
Total			**1,300**	**410**	**157**	**217.4**	**189.3**

Fractionation / Stabilization Summary

Plant	Region	Location	Fractionation Capacity (Bpd)	Broader System Capabilities	Average Throughput (MBpd) 2017A	2018A
Longview	East Texas	Gregg County, TX	8,500	Gathering; 50 MMcfd processing plants; stabilization unit (6,500 Bpd); storage tanks, NGL sales pipelines, truck rack	5.9	6.4
Mesquite	Permian	Midland County, TX	7,000	Ability to treat and sell volumes via pipeline, truck and rail	-	2.6
Chatom	East Texas	Washington County, AL	1,900	Gathering; 25 MMcfd processing plant; 160 LTPD sulfur recovery unit	0.8	0.5
Chapel Hill	East Texas	Smith County, TX	1,250	Gathering; 20 MMcfd processing plant; 4,500 Bbl storage; truck racks	0.2	0.2
Total			**18,650**		**6.9**	**9.7**

1. Includes Glade Crossing
2. Burns Point plant capacity excluded from total due to maintenance issues shutting down plant operations in December 2017

EVERCORE 16 AMID

Asset Overview

A Gathering & Processing – Permian

Asset Overview

- The Yellow Rose Gathering and Processing System ("Yellow Rose") consists of approximately 34 miles of low-pressure gathering and approximately 25 miles of high pressure gathering systems with an NGL connection to West Texas Pipeline and a 40.0 MMcfd cryogenic processing plant with a 2,000 Bpd condensate stabilizer
  - Plant completed in October 2014
  - Three field and two residue compressors (all owned)
  - 30,000 dedicated acres; key customers include Ajax Resources, Inc. ("Ajax") (recently acquired by Diamondback Energy ("Diamondback" or "FANG"), Encana Corporation ("Encana") and SM Energy Co. ("SM Energy")
  - Competes with EnLink Midstream Partners , L.P. ("EnLink) with FANG and Ajax wells split-connected with AMID and EnLink; however, EnLink's 75 MMcfd West Plant has had operational issues requiring high levels of flaring
  - Acquired in October 2014 with AMID's acquisition of Costar Midstream from Energy Spectrum Partners VI LP
- The Mesquite JV is a joint venture with EnLink that includes a rail terminal and fractionator near Midland, Texas and allows for receipt of 7,000 Bpd of off-spec condensate and NGLs to be treated and sold via pipeline, truck and rail

Asset Map



AMID
Diamondback
Ajax (FANG)
ExL (FANG)
Encana
SM Energy
FANG Rig
Encana Rig
SM Energy Rig
Mesquite Plant
Yellow Rose Plant
Martin

Anchor Customer: Diamondback

- On October 31, 2018, Diamondback closed on its acquisition of Ajax Resources for $1.25 billion
  - 29,139 net acres (25,000 in Martin and Andrews counties)
  - >450 net locations with an average lateral length of 9,300'
    - 63% of locations in the top quartile of FANG's current inventory (>100% IRRs)
- ExL Petroleum bolt-on acquisition added >3,600 net acres
- Diamondback is operating one rig in NW Martin County as of February 2019

Source: AMID management, public filings, Diamondback investor presentation, DrillingInfo (3/11/19)

EVERCORE 17 AMID

Asset Overview

A Gathering & Processing – Permian (cont'd)

($ in millions, except per unit amounts)

Yellow Rose System Utilization (MMcfd)



Assumes 5-10 wells per year or a 0.5 to 1.0 rig rate
Volume (MMcfd)
Diamondback Rig Forecast
60.0
50.0
40.0
30.0
20.0
10.0
--
1.2
1
0.8
0.6
0.4
0.2
0
40
40.0
4.7
6.0
7.3
7.7
6.6
8.0
13.2
17.0
17.4
17.3
0.8
1.0
0.8
0.5
0.5
2017A
1Q18A
2Q18A
3Q18A
4Q18A
2019E
2020E
2021E
2022E
2023E
Yellow Rose Throughput (MMcfd)
Yellow Rose Capacity (MMcfd)
Diamondback Rig Forecast

Asset EBITDA



$9.0
$6.0
$3.0
$--
($3.0)
$0.3
($0.0)
($0.3)
$0.1
$0.9
$0.1
$0.3
$0.2
$0.7
$0.2
$0.0
($0.6)
$4.5
$3.8
$0.7
$6.5
$3.9
$2.6
$7.9
$4.0
$3.9
$8.0
$3.9
$4.1
$8.0
$3.9
$4.1
2017A
1Q18A
2Q18A
3Q18A
4Q18A
2019E
2020E
2021E
2022E
2023E
Yellow Rose
Mesquite[1]

Source: AMID management, public filings, Diamondback investor presentation

1. Mesquite EBITDA represents AMID earnings defined as 70% of gross margins less 50% of operating expenses

EVERCORE 18 AMID

Asset Overview

A Gathering & Processing – East Texas

Asset Overview

Longview Gathering & Processing System

- The Longview Gathering and Processing System ("Longview") in Gregg, Rusk and Smith Counties consists of 643 miles of high- and low-pressure gathering lines, two cryogenic processing plants with a design capacity of 50.0 MMcfd, one fractionation unit with 8,500 Bpd of capacity, a stabilization unit with 6,000 Bpd of off-spec condensate and NGL treating capacity, product storage tanks, NGL sales pipelines and a two-bay, semi-automated truck rack equipped to receive on- and off-spec NGLs and condensate
  - Highly profitable legacy contracts providing for retention of a high percentage of liquids
  - Currently providing economic incentives to spur workover activity
- Competes with Midcoast Operating L.P. ("Midcoast") in the area
- In April 2016, AMID announced the commencement of operations at the East Texas Rail Facility, allowing for receipt and delivery of NGLs and condensate by rail to the Longview Processing Plant
  - Includes more than 8,900 feet of lead track with current capacity for more than 50 general purpose or pressure railcars
  - Ability to receive and deliver up to 4,500 Bpd of NGLs, including purity products and condensate, with similar capabilities for rail-to-truck transloading

Chapel Hill Gathering & Processing System

- Located near Smith County, Texas, the Chapel Hill Gathering and Processing System ("Chapel Hill") consists of 100 miles of gathering lines with 2,540 horsepower ("HP") of compression, a 20.0 MMcfd cryogenic processing plant, a 1,250 Bpd fractionation unit, 190,000 gallons of product storage capacity and truck racks to deliver propane, butane and natural gasoline
- Gathers casinghead gas and wet gas production from the Paluxy, Petit and Cotton Valley formations

Asset Map



AMID
Chapel Hill Plant
Longview Plant
Exxon E. Texas Plant
Rig
Rail

System Utilization (MMcfd)



Includes volume gains from workovers and 1-2 wells per year on Longview and 1 well per year on Chapel Hill
80.0
60.0
40.0
20.0
-
70.0
43.1
42.3
43.6
42.1
40.3
42.7
43.0
43.5
44.0
44.4
2017A
1Q18A
2Q18A
3Q18A
4Q18A
2019E
2020E
2021E
2022E
2023E

Source: AMID management, public filings, DrillingInfo (3/11/19)

EVERCORE 19 AMID

Asset Overview

A Gathering & Processing – Eagle Ford

Asset Overview

- The Lavaca System ("Lavaca") consists of 203 miles of high-pressure and low-pressure pipelines located in Gonzales and Lavaca Counties, Texas
- 218.0 MMcfd of gas gathering design capacity, 24,960 HP of leased compression and 3,215 HP of owned compression
- 70,000 dedicated acres; key customers include Penn Virginia Corporation ("PVAC") and Devon Energy ("Devon")
- In January 2014, AMID acquired 120 miles of the system from PVAC for $100.0 million at an implied 12.5x EV / EBITDA multiple
  - PVAC entered into a fee-based gathering agreement covering a 70,000-acre dedication for 25 years
- In August 2014, AMID exercised its right-of-first-offer to acquire the Gonzales County full-well-stream gathering system from ArcLight
  - AMID entered into a fee-based agreement with Forest Oil Corporation
- On December 13, 2018, AMID's sale process for Lavaca ended with no definitive bids being received
  - Oil price decline
  - Uncertainty regarding closing of Denbury Resources Inc.'s ("Denbury" or "DNR") announced acquisition of PVAC

Asset Map



PVAC Acreage
PVAC Rig
Lavaca System

System Utilization (MMcfd)



Assumes 55 wells connected annually (3-rig pace)
350.0
300.0
250.0
200.0
150.0
100.0
50.0
-
218.0
322.0
106.3
118.7
128.2
137.1
137.1
183.5
229.2
260.1
286.5
310.5
2017A
1Q18A
2Q18A
3Q18A
4Q18A
2019E
2020E
2021E
2022E
2023E
Throughput (MMcfd)
Capacity (MMcfd)

Source: AMID management, public filings, Wall Street research, DrillingInfo (3/11/19)

EVERCORE 20 AMID

Asset Overview

A Gathering & Processing – Eagle Ford – PVAC Transaction

The future of producer-driven volumes near AMID's Eagle Ford position is in flux as the outcome of Denbury's announced acquisition of PVAC remains unclear

Transaction Overview

- On October 28, 2018, Denbury announced it had entered a definitive merger agreement to acquire PVAC in a transaction valued at approximately $1.7 billion
- The proposed consideration includes:
  - 12.4 shares of Denbury per share of PVAC and cash of $25.86 per PVAC share, representing consideration of $79.80 per share based on the closing price of Denbury common stock on October 26, 2018
- PVAC's assets include:
  - 84,700 net acres in Gonzales, Lavaca and DeWitt Counties
  - >450 net locations and a 10-year drilling inventory with upside from Austin Chalk and Upper Eagle Ford
  - Described by Denbury as delivering "top tier operating margins"
- PVAC is operating three rigs in Lavaca County as of February 2019 and plans to drill 50 wells in 2019
- Select PVAC shareholders are pressuring the acquisition regarding the quality of Denbury's existing asset base, expected synergies with PVAC and Eagle Ford EOR potential (which EOG is currently pilot testing in close proximity to PVAC's acreage)
  - Mangrove Partners Master Fund, Ltd. is seeking votes against the merger and owns 11.4% of PVAC's outstanding shares

Post-Announcement Share Price Performance



120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
10/28/18
11/20/18
12/13/18
1/5/19
1/28/19
2/20/19
3/15/19
89.9%
78.1%
69.5%
38.9%
DNR
PVAC
Proposed Consideration[1]
S&P Oil & Gas E&P Index

Post-Announcement Merger Arbitrage Spread



As of March 15, 2019, the merger arbitrage spread was -$5.78, or (11.0%)
25.0%
20.0%
15.0%
10.0%
5.0%
--%
(5.0%)
(10.0%)
(15.0%)
(20.0%)
(11.0%)
10/28/18
11/20/18
12/13/18
1/5/19
1/28/19
2/20/19
3/15/19

Source: AMID management, public filings, Wall Street research

1. Reflects shift in value of proposed consideration over time relative to PVAC's share price as of the transaction announcement date of October 28, 2018

EVERCORE 21 AMID

Asset Overview

A Gathering & Processing – Gulf Coast

Asset Overview[1]

Chatom Gathering & Processing System

- The Chatom System ("Chatom") consists of a 29-mile gathering system with 3,456 HP of compression, a 25.0 MMcfd cryogenic processing plant, a 1,900 Bpd NGL fractionation unit and a 160 long-ton per day sulfur recovery unit located in Washington County, AL
- Chatom gathers natural gas from onshore crude oil and natural gas wells in the Norphlet and Smackover formations in Alabama and Mississippi and has a truck rack and the capability to receive and fractionate NGLs
  - AMID acquired an 87.4% interest in Chatom in July 2012 for $51 million in cash from Quantum Resources Management, LLC at an estimated 7.3x EV / EBITDA multiple
- Chatom is located approximately 15 miles from AMID's Bazor Ridge processing plant in Wayne County, Mississippi

Bazor Ridge Gathering & Processing System

- The Bazor Ridge System ("Bazor"), located in Jasper, Clarke, Wayne and Greene Counties, Mississippi, includes:
  - 169 miles of gas gathering pipeline ranging in diameter from three to eight inches and three compressor stations with a combined 1,069 HP
  - 22.0 MMcfd sour natural gas treating and cryogenic processing plant with four inlets and one discharge compressor with approximately 5,218 of combined HP
- Since 2016, Bazor has been used as a central gathering and compression facility while processing has been re-routed to Chatom

Asset Map



Bazor Ridge
Chatom
Bazor Ridge System
Chatom System
Plant
Active Rig
Tellus Permit

System Utilization



50.0
40.0
30.0
20.0
10.0
--
47.0
Benefit from six expected new wells permitted by Tellus Operating Group, LLC on Bazor Ridge
10.8
9.1
11.3
10.9
7.5
12.8
14.0
13.9
13.7
13.4
2017A
1Q18A
2Q18A
3Q18A
4Q18A
2019E
2020E
2021E
2022E
2023E
Throughput (MMcfd)
Capacity (MMcfd)

Source: AMID management, public filings, DrillingInfo (3/11/19)

1. Burns Point Plant, a 165.0 MMcfd Plant jointly owned 50% by AMID and 50% by Enterprise Products Partners L.P. ("Enterprise") has been shut down since December 2017 due to maintenance issues

EVERCORE 22 AMID

Asset Overview

B Natural Gas Transportation

Asset Summary

- AMID's natural gas transportation segment is supported by reservation-based contracts with volume driven by demand
- 6.4-year weighted average contract life

System	Transmission Miles	Jurisdiction	Compression (HP)	Design Capacity (MDth/d)	Average Reservation Volumes (MDth/d) 2017A	Average Reservation Volumes (MDth/d) 2018A	2018A Utilization
Midla / MLGT	110	Interstate / Intrastate	3,600	368	367	371	100%
TransUnion	42	Interstate	--	546	470	470	86%
AlaTenn / Bamagas / Trigas	383	Interstate / Intrastate	3,665	710	307	301	42%
Magnolia	116	Intrastate	--	100	95	74	74%
Total	**651**		**7,265**	**1,724**	**1,240**	**1,215**	**72%**

Revenue by Customer / Demand Type



Industrials 16.0%
Utility 23.0%
Marketers 20.0%
Power 41.0%

Asset Map



Legend
AlaTenn
Bamagas / Trigas
MLGT
Midla
Magnolia
Trans-Union

Source: AMID management, public filings

EVERCORE
23
AMID

Asset Overview

B Natural Gas Transportation (cont'd)

Asset Overview

MLGT

- Intrastate transmission system with approximately 54 miles of pipeline with diameters ranging from three-to-14 inches, a design capacity of 170 MMcfd, five receipt points and 19 delivery points
- Sources natural gas from interconnects with FGT Pipeline, Texas Eastern Transmission Pipeline, Transco Pipeline and AMID's Midla System to a Baton Rouge, Louisiana refinery owned and operated by ExxonMobil and several other industrial customers

Contract Terms: **92% reservation volumes**; **3.5-year average term**

Midla

- Interstate pipeline with approximately 370 miles of pipeline linking the Monroe Natural Gas Field in northern Louisiana and interconnections with the Transco Pipeline System and Gulf South Pipeline System to various power plants owned by Entergy Corporation ("Entergy") serving local distribution companies and municipalities in Louisiana and Mississippi
  - Northern portion of system, including the T-32 lateral, consists of four miles of high-pressure, 12-inch diameter pipeline with delivery to two power plants operated by Entergy by way of the T-32 Lateral and the Cleco Corporation Sterlington Plant by way of the Sterlington Lateral
  - Mainline has design capacity of approximately 198 MMcfd and consists of approximately 170 miles of low-pressure, 22-inch diameter pipeline with laterals ranging in diameter from two to 16 inches with delivery to small local distribution companies ("LDCs") under firm transportation contracts that automatically renew annually
  - Southern portion of system, including interconnections with MLGT and other associated laterals, consists of two miles of high- and low-pressure, 12-inch diameter pipeline with delivery to industrial and LDC customers in the Baton Rouge market through contracts with several large marketing companies

TransUnion

- 42-mile, 30-inch diameter high-pressure FERC-regulated TransUnion natural gas interstate pipeline has 546,000 Dth/d of capacity and services power and industrial customers
- AMID purchased 100% of the equity interests in November 2017 from affiliates of ArcLight for total consideration of approximately $48 million, 6.5x EBITDA

Contract Terms: **87% reservation volumes**; **14.2-year average term**

Source: AMID management, public filings

EVERCORE
24
AMID

Asset Overview

B Natural Gas Transportation (cont'd)

	Asset Overview	Contract Terms
AlaTenn	■ Design capacity of 200 MMcfd and consists of 294 miles of pipeline with diameters ranging from 3-to-16 inches and two compressor stations with 3,665 HP connected to 19 active delivery and four receipt points ■ FERC-regulated interstate natural gas pipeline that interconnects with Tennessee Gas Pipeline ("TGP") and travels west to east delivering natural gas to industrial customers in northwestern Alabama as well as city gates of Decatur and Huntsville, Alabama	**91% reservation volumes** **3.8-year average term**
Bamagas	■ Intrastate natural gas pipeline system with design capacity of 450 MMcfd and consists of 52 miles of high-pressure, 30-inch pipeline that travels west to east from an interconnection point with TGP in Colbert County, Alabama, to two power plants in Morgan County, Alabama, with 100% of the throughput contracted under long-term firm transportation agreements	
Trigas	■ The Trigas System is an intrastate natural gas pipeline located in northwestern Alabama across three counties with approximately 60 MMcfd of capacity	
Magnolia	■ The Magnolia Gathering System is a 116-mile intrastate pipeline that gathers coal-bed methane in Tuscaloosa, Greene, Bibb, Chilton and Hale Counties, Alabama and delivers to the Transco Pipeline System owned by The Williams Companies, Inc.	**50% reservation volumes** **~1.0-year average term**

Source: AMID management, public filings

EVERCORE 25 AMID

Asset Overview

B Natural Gas Transportation – Firm Contract Summary

Pipeline	Customer	Rate ($/Dth/d)	Term
TransUnion	Entergy	$0.034	13.7 years
	EL DORADO	$0.054	7.2 years
Midla	Small Utilities & Industrial	($0.280/$0.560/$0.810)	13.2 years
MLGT	Entergy	$0.022	0.7 years
	Entergy	$0.015	0.7 years
	Entergy LDC	$0.090	0.7 years
	ExxonMobil	$0.085	0.7 years
	ANGUS	$0.025	8.7 years
	Georgia-Pacific	$0.090	4.7 years
	HOOD CONTAINER	$0.140	0.7 years
AlaTenn	Large Utilities	$0.093	Various
	Small Utilities	$0.110	Various
	Industrials	$0.090	Various
Bamagas / Trigas	CALPINE MEC	($0.070/$0.040)	1.7 years
	CALPINE DEC	($0.070/$0.040)	1.7 years
	Industrials	$0.125	9.7 years
Magnolia	Marketers	$0.103	0.7 years

EVERCORE 26 AMID

Asset Overview

B Natural Gas Transportation – 2018A Summary by Pipeline

($ in millions)

2018A Volumes (Dth/d)


500,000
400,000
300,000
200,000
100,000
–
477,231
470,028
7,203
27,446
27,615
169
375,394
343,445
31,949
106,342
98,653
7,689
200,173
200,173
1,961
3,248
1,288
15,028
92,439
73,649
3,761
TransUnion
Midla
MLGT
AlaTenn
Bamagas
Trigas
Magnolia
Firm Reservation
Interruptible
Marketing
Physical Throughput

2018A Gross Margin


$10.0
$8.0
$6.0
$4.0
$2.0
$–
($2.0)
($4.0)
($6.0)
$8.8
$2.5
$0.1
$6.1
$6.5
$3.8
$2.7
($0.0)
$5.3
$0.2
$0.3
$1.2
$3.7
$8.5
$4.3
$0.3
$3.9
$1.2
$5.1
($3.9)
$0.2
$0.2
$0.0
$5.4
$1.9
$0.1
$2.8
TransUnion
Midla
MLGT
AlaTenn
Bamagas
Trigas
Magnolia
Firm Reservation
Interruptible
Marketing
Other[1]

Source: AMID management

1. Other revenue include imbalance revaluation, non-cash revenue recognition, management fee revenue, facility fees and other revenue

EVERCORE 27 AMID

Asset Overview

B Natural Gas Transportation – Forecast Summary

($ in millions)

Volume Forecast (Dth/d)


1,300,000
1,280,000
1,260,000
1,240,000
1,220,000
1,200,000
1,180,000
1,160,000
1,140,000
1,120,000
1,100,000
1,080,000
1,282,443
15,028
52,059
1,215,356
1,188,422
15,368
14,630
1,158,424
1,192,936
15,370
12,130
1,165,436
1,218,219
15,370
12,130
1,190,719
1,218,219
15,370
12,130
1,190,719
1,218,219
15,370
12,130
1,190,719
2018A
2019E
2020E
2021E
2022E
2023E
Firm Reservation
Interruptible
Marketing

Gross Margin Forecast


2018A to 2019E margin decline driven by interruptible volume and non-recurring marketing fuel gains in 2018A
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$–
$36.1
$7.5
$2.3
$1.8
$24.5
$29.8
$2.2
$1.1
$0.6
$25.9
$31.1
$2.8
$1.4
$0.5
$26.4
$32.8
$2.0
$1.4
$0.5
$28.9
$33.7
$2.1
$1.5
$0.5
$29.6
$33.7
$2.1
$1.5
$0.5
$29.6
2018A
2019E
2020E
2021E
2022E
2023E
Firm Reservation
Interruptible
Marketing
Other[1]

Source: AMID management

1. Other revenue include imbalance revaluation, non-cash revenue recognition, management fee revenue, facility fees and other revenue

EVERCORE 28 AMID

Asset Overview

C Offshore Pipelines (excl. Delta House)



Legend
Destin
High Point
Okeanos
West Delta 109
Main Pass
Cayenne
Empire
Gloria / Lafitte
Montegut
Toca

Source: AMID management

EVERCORE 29 AMID

Asset Overview

C Offshore Pipelines (excl. Delta House)

System Summaries

	Destin	Okeanos	High Point[1]	MPOG	Panther Pipelines[2]
Location	Onshore / Offshore	Offshore	Onshore / Offshore	Offshore	Onshore / Offshore
Product	Natural Gas	Natural Gas	Natural Gas / Crude Oil	Crude oil	Natural Gas / Crude Oil
Facilities	255 miles of FERC-regulated pipelines	100 miles of FERC-regulated pipelines	663 miles of FERC-regulated and non-FERC-regulated gathering pipelines	100 miles of oil gathering pipelines	200 miles of oil and gas pipelines
Pipeline	24-, 30- and 36-inch	20- and 24-inch	12-to-26-inch	8-to-10-inch	2-to-30 inch
Delivery	FGT Gulfstream / Pascagoula	Destin	Toca	MP69	Shell Zydeco / Bridgeline / Burns Point

Commercial Summaries

	Initial Percent Acquired	Total Percent Ownership	Dedication of Fields	Operator	FERC Regulated	ROFR	Current Partner
Destin	66.7%	66.7%	Yes	AMID	No	No	Enbridge
Okeanos	49.7%	66.7%	Yes	AMID	Yes	Yes	Enbridge
HPGT	100.0%	100.0%	Yes	AMID	Yes	N/A	N/A
HPGG	100.0%	100.0%	Yes	AMID	No	N/A	N/A
MPOG	67.0%	100.0%	Yes	AMID	No	N/A	N/A
Panther Pipelines	100.0%	100.0%	No	AMID	No	N/A	N/A

Source: AMID management, public filings
1. Includes High Point Gas Transmission (HPGT), High Point Gas Gathering (HPGG), Gloria, Lafitte, Chalmette and Viosca Knoll gathering systems
2. Panther provides crude oil and natural gas transportation services from the South Marsh Island area offshore to an onshore station near Henry Hub in Vermillion Parish, LA

EVERCORE 30 AMID

Asset Overview

C Offshore Pipelines (excl. Delta House) – Destin / Okeanos

Asset Overview

Destin

- Originating offshore in the GoM, the Destin Pipeline ("Destin") is a FERC-regulated, 255-mile natural gas transport system with total capacity of 1.2 Bcfd operated by AMID
- Destin interconnects with four producing platforms and six producer-operated laterals
- Destin's 120-mile 24- and 36-inch diameter offshore portion terminates at the Pascagoula Processing Plant and extends 135 miles north in Mississippi with 30- to 36-inch pipeline and is the sole delivery point for merchant-quality gas from the plant
- Contracted volumes on Destin are based on life-of-field dedication, dedicated volumes over a given period, or interruptible volumes as capacity permits
- AMID owns a 66.7% interest in Destin, having acquired a 49.7% interest in 2016 (along with the Tri-States and Wilprise pipelines) for $225 million and an incremental 17% for $30 million in October 2017
- Throughput driven by industrial, power and utility demand in Florida, Alabama and Mississippi

Okeanos

- In conjunction with its April 2016 acquisition of Destin, Tri-States and Wilprise, AMID purchased a 66.7% interest in the Okeanos system ("Okeanos") from affiliates of ArcLight for $27.4 million in cash
- 100 miles of 20- and 24-inch natural gas gathering pipeline that connects two producer platforms (Thunder Horse and Na Kika) and one lateral to the Destin Main Pass 260 platform ("MP260") in the Mississippi Canyon region of the GoM
- 1.0 Bcfd of design capacity meeting capacity requirements for platforms currently connected and has existing capacity to accommodate third-party volumes via subsea tie-backs or new export lines
- Contracted volumes on Okeanos are based on life-of-field dedications from producers
- Enbridge, Inc. holds the minority interest in Okeanos

Destin-Okeanos Throughput (MMBtud)


2,500
2,000
1,500
1,000
500
–
2,200
1,168
1,035
1,107
1,157
1,140
1,254
1,313
1,223
1,180
1,076
2017A
1Q 2018A
2Q 2018A
3Q 2018A
4Q 2018A
2019E
2020E
2021E
2022E
2023E
Throughput
Capacity
2019E increase in volumes driven by increased volumes flowing from the High Point system

Source: AMID management, public filings

EVERCORE 31 AMID

Asset Overview

C Offshore Pipelines (excl. Delta House) – Contract Summary

	Pipeline / Platform / Field	Shipper	Rates	Term
Destin	**MP260**			
	Okeanos (Thunder Horse)	BP	$0.24	FT-2
	Okeanos (Thunder Horse)	Exxon	$0.15	FT-2
	Okeanos (Na Kika)	All	$0.24	FT-2
	Okeanos (Thunder Hawk)	Murphy	$0.24	FT-2
	Okeanos (Thunder Hawk)	Fieldwood	$0.15	FT-2
	HPGG VK Native Platforms	Various	$0.18	IT
	HPGT MP 289 Reversal	Various	$0.06	IT
	Delta House	LLOG/Others	$0.15	FT-2
	Marlin & Horn Mtn.	Anadarko	$0.24	FT-2
	Pompano	Talos	$0.24	FT-2
	MP281 & MP83	Enven/W&T	$0.24	FT-2
	Onshore Destin	GS/BP/Chevron	$0.065	FT 2-year[1]
Okeanos	**Na Kika (BP Operated) / 8 producing blocks**			
	E. Anstey/Fourier/Ariel/Kepler/Isabela	BP	$0.25	Life of Lease
	Coulomb	Shell	$0.25	Life of Lease
	Santa Cruz / Santiago	Fieldwood	$0.25	Life of Lease
	Thunder Horse (BP Operated) / 6 producing blocks			
	Thunder Horse	BP (75%)	$0.25	Life of Lease
	Thunder Horse	Exxon (25%)	$0.15	Life of Lease
	N. Thunder Horse	BP	$0.25	Life of Lease
	Thunder Hawk (Fieldwood Operated) / 3 producing blocks			
	MC698 (Big Bend)	Fieldwood	$0.15	Life of Lease
	MC782 (Dantzler)	Fieldwood	$0.25	Life of Lease
	MC734 (Thunder Hawk)	ENI/Murphy	$0.25	Life of Lease

Source: AMID management, public filings
1. Represents average contract term

EVERCORE 32 AMID

Asset Overview

C Offshore Pipelines (excl. Delta House) – High Point

Asset Overview

High Point

- The 663-mile High Point system ("High Point") with total pipeline capacity of 1,120 MMcfd consists of natural gas and liquids pipeline assets which gather natural gas from onshore and offshore areas in southeast Louisiana and the GoM
  - Its onshore footprint is located in Plaquemines and St. Bernard Parish, Louisiana and its offshore footprint consists of the following GoM zones: Mississippi Canyon, Viosca Knoll, West Delta, Main Pass, South Pass and Breton Sound
  - High Point gathers natural gas at more than 63 receipt points that connect to hundreds of wells targeting various geological zones in water depths up to 1,000 feet and delivers natural gas to the Toca Gas Processing Plant, operated by Enterprise, where it is processed and residue gas is sent to an unaffiliated interstate system owned by Kinder Morgan, Inc.
- High Point includes both FERC-regulated transmission assets (High Point Gas Transmission) and non-jurisdictional gathering assets (High Point Gas Gathering, Gloria, Lafitte and Chalmette Systems)
  - The Gloria Gathering System ("Gloria") consists of approximately 138 miles of pipeline with diameters ranging from 3-to-16 inches and four compressors with 2,962 HP
  - AMID's Lafitte System ("Lafitte") consists of approximately 40 miles of gathering pipeline, with diameters ranging from 4-to-12 inches and a design capacity of 71 MMcfd
    - Originating onshore, it terminates at the Alliance Refinery (owned by Phillips 66) in Plaquemines Parish, LA
  - AMID is the sole supplier of natural gas to the Alliance Refinery pursuant to a contract that expires in 2026
  - The Chalmette System ("Chalmette") is located in St. Bernard Parish and has a design capacity of 125 MMcfd
- High Point also includes Vioska Knoll Gathering System ("VKGS"), consisting of natural gas and crude oil gathering lines of varying diameters and the platform at VK817, purchased from Genesis Energy in 2017 for $32.0 million in cash

High Point Throughput (MMBtud)



1,200
800
400
--
1,120
360
319
346
316
297
348
345
338
311
282
2017A
1Q 2018A
2Q 2018A
3Q 2018A
4Q 2018A
2019E
2020E
2021E
2022E
2023E
Throughput
Capacity

Source: AMID management, public filings

EVERCORE
33
AMID

Asset Overview

C Offshore Pipelines (excl. Delta House) – Contract Summary

High Point

Pipeline / Platform / Field	Shipper	Rates	Term
High Point Gas Transmission (FERC-regulated)			
MP108	W&T	$0.07	Life of Lease
BS51	Upstream	$0.15	Life of Lease
Other platforms	Various	$0.29	IT
High Point Gas Gathering (non-FERC-Regulated)			
MP108	W&T	$0.25	Life of Lease
BS51	Upstream	$0.15	Life of Lease
Platforms flowing into HPGT	Various	$0.25	IT
Ram Powell (Anchor Field)	Talos	$0.15	Life of Lease
Ram Powell (Stonefly)	LLOG	$0.225	Life of Lease
Medusa	Murphy	$0.20	Life of Lease
MP252 (Bud/Tahoe)	W&T	$0.10	Life of Lease
MP259	Fieldwood	$0.85	Life of Lease
VK786 (Petronius)	Various	$0.19	Life of Lease
VK817 (Platform Fees)	Walter/LLOG	$2 MM[1]	Annual
MP 289 Reversal	Various	$0.04	IT
Gloria, Lafitte, Chalmette (non-FERC-Regulated)			
Production Platforms	BP	$0.24	FT-2
Alliance Refinery (delivery)	Exxon	$1 MM[1]	FT-2
Chevron Oak Point (delivery)	All	$0.28	FT-2
Meraux Refinery	Valero	$0.04	FT-2

Source: AMID management, public filings
1. Represents annual rate

EVERCORE
34
AMID

Asset Overview C Offshore Pipelines (excl. Delta House) – MPOG and Panther Pipelines Asset Overview ? The Main Pass Oil Gathering System (“MPOG”) is a 100-mile crude oil gathering system located off the Southeast coast of Louisiana in the GoM MPOG? Total design capacity of approximately 160,000 Bpd and currently operated by AMID’s wholly-owned subsidiary, Panther Operating Company, LLC ? Majority of volumes generated by life-of-lease contracts from a large, primarily investment-grade customer base ? In July 2014, AMID acquired a 67% interest in MPOG from an affiliate of DCP Midstream, LLC for approximately $13.5 million or approximately 5.0x to 6.0x NTM EBITDA ? In August 2017, AMID acquired Panther (including all outstanding equity interests in MPOG) for $52 million ? Located in Southern Louisiana and GoM, the American Panther system (“Panther Pipelines”) consists of approximately 200 Pipelines miles of crude oil, natural gas and salt water onshore and offshore GoM pipelines ? The system has a natural gas design capacity of 475 MMcfd and crude oil and saltwater capacity of 27.0 MBpd ? In August 2017, AMID acquired the Panther pipeline assets for approximately $60.9 million, including the Tiger Shoals / HGGS (AmPan), Quivira, Panther Operating Services and Matagorda systems Panther? Originating offshore in Eugene Island Block 24 and terminating onshore in St. Mary Parish, LA, the Quivira Gathering System consists of 34 miles of pipeline ? Key customers include Cox Operating, LLC and Fieldwood Energy, LLC, with contract terms ranging from one year to 13 years MPOG and Panther Crude Oil Throughput (MBpd) Panther Pipeline Gas Throughput (MMBtud) 200 500 150 400 2019E volume increase due to new volumes 187 475 300 from Contango Oil and Gas Company 100 200 50 100 140 142 33 36 35 42 39 36 33 30 112 128 115 104 27 27 59 61 60 64 — — 2017A 1Q 2Q 3Q 4Q 2019E 2020E 2021E 2022E 2023E 2017A 1Q 2Q 3Q 4Q 2019E 2020E 2021E 2022E 2023E 2018A 2018A 2018A 2018A 2018A 2018A 2018A 2018A Throughput Capacity Throughput Capacity Source: AMID management, public filings 35 Asset Overview C Offshore Pipelines (excl. Delta House) – Contract Summary Asset Map Rates Main Pass Oil Gathering Pipeline / Platform / Field Shipper Term Gathering ($/Bbl) MPOG Marlin (Native) Anadarko $0.81 Life of Lease Marlin (Crown & Anchor) LLOG $1.45 Life of Lease Oil Neptune (Swordfish) Fieldwood $0.92 Life of Lease Pass Virgo W&T $0.82 Life of Lease Main MP281 Enven $1.09 Life of Lease MP270 Castex $2.52 Life of Lease MP133 Arena $1.42 Life of Lease Rates / Pipeline / Platform / Field Shipper Term Panther Pipelines Fees Tiger Shoals / HGGS (AMPAN) AMPAN (Cox Guaranteed Revenue) Cox $12 MM1 2023 Pipelines AMPAN (Mezzanine Processing) Cox 6% POL 2029 Quivira EL24 Cox $0.14 2031 Panther EL11 Contango $0.11 2023 Panther Operating Services HIPS Pipeline $2 MM1 2021 VGS Pipeline $1 MM1 1 year Matagorda (50/50 JV with Prism) Small Utility & One Industrial Various <$1 MM1 Annual Source: AMID management, public filings 1. Represents annual rate 36

Asset Overview

D Delta House

Asset Overview

- AMID owns a 35.65% interest in the Delta House system ("Delta House"), a fee-based, semi-submersible floating production system located in the Mississippi Canyon block of the deepwater GoM
- Operated by LLOG Exploration ("LLOG"), a private oil and gas company founded in 1977 and headquartered in Covington, Louisiana
  - 75% exploration success rate from 2017 to October 2018
  - In 2017, received the Offshore Technology Conference's Distinguished Achievement Award in recognition of Delta House
- 12 wells online with life-of-lease dedication for production handling and a fixed fee-based structure on oil and gas export pipelines
- Nameplate capacity of 100,000 Bpd oil and 240 MMcfd of natural gas
- Directly connected to the Destin Pipeline

Delta House Facility



AMID's Delta House Acquisition History



12.9%
87.1%
12.9%
1.0%
86.1%
13.9%
6.2%
79.9%
20.1%
15.5%
64.4%

Date Announced:	August 10, 2015	April 25, 2016	November 1, 2016	October 2, 2017
Transaction Terms:	12.9% interest for $162.0 MM	1.0% interest for $10.0 MM	6.2% interest for $48.8 MM	15.5% interest for $125.4 MM
Implied Valuation:	$1,255.8 MM	$1,000.0 MM	$787.1 MM	$809.0 MM

▪ Existing Ownership ▪ Addition to Ownership ▪ Non-AMID Ownership

Source: AMID management, public filings

EVERCORE 37 AMID

Asset Overview

D Delta House System Map



Otis
Niedermeyer
Mica
Delta House FPS
Odd Job
Marmalard
Son of Bluto II
King
King South
Appomattox
Legend
Anchor Prospect
Secondary Prospect

Source: AMID management, public filings

EVERCORE 38 AMID

Asset Overview D Delta House Forecast ($ in millions) Volumes 120 350 ? Distributions increase in 2019E as debt 100.0 Debt Service Costs service costs cease as the term loan is 300 d) 100 repaid in Q3 2018 89 88 240.0 77 81 77 250Natural 80 75 G ut (MBp s a hp 63 200 60 56 Throu 47 150 gh Oil Throug 38 tpu ? Full capacity reached in 2019E as 40 de 100 M(M Capacity Reached anchor prospects connect BWOLF and Cru 20 ) cfd Red Zinger tie-in wells 50 — —2017A1Q18A2Q18A3Q18A4Q18A2019E 2020E 2021E 2022E 2023E Crude Oil Volumes (MBpd) Natural Gas Volumes (MMcfd)? Rates step down from $4.50 / Boe to Crude Oil Capacity (MBpd) Natural Gas Capacity (MMcfd) Rate Step-Down $1.50 / Boe when cumulative production reaches 164.4 MBoe AMID’s 35.65% Interest in Total Revenue (projected February 2020) $120.0 $100.0 $89.3 $83.4 $80.0 $8.0 $8.0 Firm Transport ? Monthly fixed rate of $1.87 million $17.6 $16.4 $58.6 $56.7 expires in July 2022 $60.0 $49.8 $8.0 $8.0 $43.7 $0.3 $10.4 $8.0 $40.0 $4.7 $35.1 $18.5 $2.4 $27.6 $63.7 $18.7 $25.8 $59.1 $17.6 $1.7 $15.6 $2.9 $20.0 $40.3 $19.2 $12.2 ? 2021E well connect assumed at a lower type $11.6 $23.0 $21.2 $17.1 $13.7 curve and rate of $1.50 / Boe $11.1 $11.3 $— Tie-Backs 2017A 2018A 2019E 2020E 2021E 2022E 2023E 2024E 2025E ? 2022E well connect assumed at a higher type Anchor FPS – $4.50 / BOE Anchor FPS – $1.50 / BOE curve and rate of $1.50 / Boe Variable Gathering Fixed Gathering Additional Tie-Back – $1.50 / BOE Source: AMID management 39 Asset Overview E Trucking (Texas Panhandle + South Texas) Asset Overview Asset Map ? AMID’s trucking assets (excluding the West Texas trucking assets categorized with the Silver Dollar Perryton, TX Pipeline) include five truckyards and 71 tractors located in South Texas and the Texas Panhandle ? Texas Panhandle tractors being re-deployed to South Texas and Silver Dollar in Q1 2019 Crude Truckyards ? Three truckyards located in Pearsall, Yoakum and Victoria in South Texas Marion, TX Yoakum, TX ? 20 operational trucks with one spare Legend ? Employees and contractors include 26 drivers, two Pearsall, TX Victoria, TX mechanics and one dispatcher Crude truckyard ? One truckyard located in Perryton, Texas in the Liquids truckyard Panhandle ? 20 operational trucks with one spare Volumes (MBpd) ? Employees and contractors include 27 drivers, two mechanics and one dispatcher Decline in 2019E ? Note: Texas Panhandle operations closing in Q1 from shutdown of 2019 and trucks being redeployed in South Texas Texas Panhandle 19.2 operations and 16.0 16.4 16.4 16.4 16.4 and to Silver Dollar 14.7 2.6 redeployment of 2.4 2.4 2.4 2.4 2.4 Liquids Truckyard assets to South 2.1 0.8 Texas and 9.4 ? One truckyard in Marion, Texas in South Texas Permian 6.4 ? 28 operational trucks with one spare 12.8 14.0 14.0 14.0 14.0 ? Employees and contractors include 28 drivers, two 6.2 7.2 mechanics and one dispatcher 2017A 2018A 2019E 2020E 2021E 2022E 2023E South Texas Crude Texas Panhandle Crude Liquids Trucking Source: AMID management, public filings 40

Asset Overview

F Bakken Crude Gathering & Marketing

Asset Overview

- Located in McKenzie and Williams Counties in the Williston Basin, AMID's FERC-regulated Bakken crude oil gathering system ("Bakken") consists of:
  - 47 miles of 10", 8", 6" and 4" pipeline with 40,000 Bpd of capacity
  - Commenced operations in October 2015
  - Truck facility used to receive volumes has 10,000 Bpd of capacity and began operating in November 2015
    - LACT design with 81 current receipt points
  - System holds a 10-year, fee-based, 27,500 acre dedication from Newfield (recently acquired by Encana)
  - Sour crude treating (resuming in Q3 2019)
- Pipeline interconnects include:
  - Andeavor's High Plains Pipeline with 15 MBpd contractual and 24 MBpd theoretical capacity
  - Dakota Access Pipeline's 28.8 MBpd contractual capacity

Volume (MBpd)



7.3
9.2
12.5
16.3
14.9
12.5
10.4
2.9
4.4
3.5
5.6
4.0
8.5
6.8
9.5
6.2
8.7
5.2
7.3
4.3
6.1
2017A
2018A
2019E
2020E
2021E
2022E
2023E
Gathered
Trucked

Asset Map



Sheridan
Williams
Mountrail
McKenzie
Montana
North Dakota
Dunn
Billings
Golden Valley
Wibaux
Legend
AMID System
Encana
DAPL Pipeline
Andeavor Pipeline
DAPL Interconnect
Andeavor Interconnect
Trucking Facility

Source: AMID management, public filings

EVERCORE 41 AMID

Asset Overview

G Silver Dollar (including West Texas Trucking and Marketing)

Asset Overview

- 161-mile pipeline system purchased in March 2017 as part of AMID's acquisition of JP Energy Partners LP ("JPEP")
- Since acquisition, AMID has added approximately 100 miles of pipeline and 100 MBbls of storage capacity to original assets
- Total system throughput capacity of 130 MBpd and storage capacity of approximately 140 MBbls providing operational and market flexibility
- Interconnects to three third-party, long-haul pipelines including a Plains Interconnect to Midland at Owens Station, an Oxy Clineshale Interconnect to Colorado City at Oxy Barnhart Station and the Longhorn Interconnect to East Houston at Magellan Barnhart Station
- 350,000+ net acres committed by more than 30 producers targeting the Spraberry and Wolfcamp formations within a 10-mile pipeline connect
- Gather from 15 producers including EP Energy Corporation ("EP"), Discovery Natural Resources LLC, Approach Resources, Inc., Henry Energy LP, Hunt Energy Enterprises and Earthstone Energy, Inc.
  - Recently commissioned a new pipeline connection for Discovery Natural Resources
- Interconnectivity potential with long haul pipelines to Corpus Christi
- Originally purchased by JPEP in October 2013 from Wildcat Midstream Mesquite, LLC and Approach Midstream Holdings, LLC for $212.8 million in cash

Asset Map



Reagan
Irion
Tom
Crockett
AMID
Interconnect
Truckyard
Rig

West Texas Trucking

- Truckyard in San Angelo, TX
- 21 operational trucks with one spare
- 31 drivers, two mechanics and one dispatcher employed
- Eliminating some third party trucking costs by shifting some Texas Panhandle trucking assets to Silver Dollar

Source: AMID management, public filings, DrillingInfo (3/11/19)

EVERCORE 42 AMID

Asset Overview

G Silver Dollar (including West Texas Trucking and Marketing) (cont'd)

Volumes (MBpd)



120.0
100.0
80.0
60.0
40.0
20.0
--
2017A: 29.5 (Gathered 29.5, Trucking 0.0)
2018A: 32.5 (Gathered 30.8, Trucking 1.7)
2019E: 56.1 (Gathered 40.5, Trucking 15.5)
2020E: 82.4 (Gathered 61.2, Trucking 21.2)
2021E: 90.8 (Gathered 69.7, Trucking 21.2)
2022E: 95.7 (Gathered 74.6, Trucking 21.2)
2023E: 99.1 (Gathered 77.9, Trucking 21.2)
Gathered
Trucking

Well Connects by Producer



120.0
100.0
80.0
60.0
40.0
20.0
--
2019E: 47.9 (8.0, 6.0, 3.0, 19.0, 9.1, 2.8)
2020E: 94.9 (12.2, 2.0, 7.0, 4.0, 4.0, 35.3, 24.3, 6.1)
2021E: 100.2 (12.2, 3.0, 3.0, 6.1, 15.0, 30.4, 24.3, 6.1)
2022E: 98.3 (12.2, 3.0, 3.0, 6.1, 13.1, 30.4, 24.3, 6.1)
2023E: 97.3 (12.2, 3.0, 3.0, 6.1, 12.2, 30.4, 24.3, 6.1)
Approach
EP
Discovery
Henry
Hunt
Earthstone
Sequitur
Other

Source: AMID management, public filings

EVERCORE
43
AMID

Asset Overview

H Cushing Terminal

Asset Overview

- Located in Cushing, Oklahoma, with aggregate shell capacity of approximately 3.0 MMBbls, consisting of five 600,000 barrel above-ground crude oil storage tanks
  - Storage tanks were built in 2009 and are located on the western side of a terminal owned by Enterprise
  - Capable of receiving approximately 18,000 barrels of crude oil per hour or delivering 8,000 barrels of crude oil per hour
- Terminal is operated by TEPPCO Partners, LP, a wholly-owned subsidiary of Enterprise, under a 50-year lease
- Connectivity to major receipt (Enbridge, Plains) and delivery (Seaway, Magellan and Osage) pipelines
- 653 work is underway and expected to be completed by 2H 2019
- Generates crude oil storage revenues by charging a fixed monthly take-or-pay fee per barrel of shell capacity
- Crude futures modestly contango at present

Asset Map



Mississippian Lime
STACK
Cushing
Granite Wash
SCOOP

Asset Summary

Location	Cushing, OK
Product	Crude Oil
Capacity (MBbls)	3,000
Facilities	5 above-ground storage tanks
Transportation Modes	Pipeline
Key Customers	Crude marketer and trader

Cushing Terminal Site



Source: AMID management, public filings

EVERCORE
44
AMID

Asset Overview

H Cushing Terminal (cont'd)

Cushing Storage Overview

- The North American crude oil market is currently in contango, which has led to growth in crude oil storage at Cushing and selling forward of growing quantities of crude oil
- Inventories at Cushing were at an all-time high of 69,420 MBbls on April 7, 2017 and declined to a three-year low of 21,803 MBbls on August 3, 2018
- Cushing inventories have since rebounded marginally, increasing weekly since August 3, 2018
  - Crude oil inventory declined by 672 MBbls to 46,851 in early March 2019 after having increased for four consecutive weeks by approximately 4 MBbls to 47,523 MBbls

Cushing Inventories versus Capacity



100,000
80,000
60,000
40,000
20,000
-
MBbls
77,228
46,851[1]
61% of Capacity
Mar-11
May-12
Jul-13
Aug-14
Oct-15
Nov-16
Jan-18
Feb-19
Capacity (MBbls)
Crude Oil Stock (MBbls)

WTI Forward Price vs. Current ($58.52[2])



$0.30
$0.92
$1.43
$0.68
1-Month
3-Month
6-Month
12-Month

Projected WTI Forward 12-Month Spread[2]



$1.50
$1.00
$0.50
$-
$(0.50)
$(1.00)
$(1.50)
$(2.00)
Apr-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Apr-22

Source: EIA, Bloomberg
1. As of March 8, 2019
2. As of March 15, 2019

EVERCORE 45 AMID

Asset Overview

I NGL Pipeline Interests

AMID's NGL pipeline interests flow nearly 100% of the total Y-grade volumes in the Eastern GoM

Asset Overview

Cayenne

- AMID owns a 50.0% interest in the Cayenne System ("Cayenne") with Targa Resources Corporation ("Targa") owning the remainder
- Cayenne commenced operations in late December 2017
- 63-mile pipeline transporting Y-grade NGLs from the 750 MMcfd Venice Gas Processing Plant ("Venice") to Enterprise's pipeline at Toca, Louisiana for delivery to Enterprise's Norco Fractionator
- 15-year commitments by Targa and Enterprise from Venice
- Initial capacity of 40,000+ Bpd with the ability to throughput 50,000+ Bpd; 2018 volumes exceeding projections

Tri-States

- AMID acquired a 16.7% interest in the Tri-States system ("Tri-States") in April 2016
- FERC-regulated 161-mile 12- and 16-inch NGL pipeline
- 80,000 Bpd of transport capacity and operated by Enterprise
- Receives NGLs from the Pascagoula Plant, the Williams Mobile Bay Plant and the DCP Mobile Bay Plant and terminates at Kenner Junction, feeding Enterprise's Norco fractionation facility and two NGL pipelines including the Wilprise Pipeline ("Wilprise")

Wilprise

- In April 2016, AMID acquired a 25.3% interest in the Wilprise system operated by Enterprise
- FERC-regulated 30-mile NGL pipeline originating at the Kenner Junction and terminating in Sorrento, LA where volumes flow via pipeline to the Baton Rouge Fractionator ("BRF") operated by Enterprise
- 60,000 Bbld of transport capacity

Asset Map



Williams Mobile Bay
BRF
Pascagoula
Sorrento
Norco
Venice
Legend
Cayenne
Tri-States
Wilprise
Plant

Source: AMID management, public filings
1. BRF ownership only

EVERCORE 46 AMID

Asset Overview

I NGL Pipeline Interests (cont'd)


Volumes (MBpd)
140.0
120.0
100.0
80.0
60.0
40.0
20.0
--
87.8
117.1
120.9
123.8
120.6
112.1
104.5
34.0
36.7
31.9
32.9
31.9
28.2
25.0
53.8
50.4
55.1
57.1
55.9
54.8
53.7
30.0
33.9
33.9
32.8
29.1
25.8
2017A
2018A
2019E
2020E
2021E
2022E
2023E
Cayenne (50.0% Ownership)
Tri States (16.7% Ownership)
Wilprise (25.3% Ownership)

Source: AMID management, public filings

EVERCORE 47 AMID

IV. AMID Financial Projections

EVERCORE

AMID Financial Projections AMID Financial Projections – Assumptions ? The AMID Financial Projections utilized herein by Evercore incorporate the following AMID management assumptions: ? 2018A actuals ? Revenue / Expenses: • 2018A – 2023E revenue and expenses per 2019 budget and AMID’s five-year forecast • $1.50 / Boe fee for Nearly Headless Nick additional tie-in well at Delta House, representing the anchor producer rate per AMID management • $4.3 million of G&A savings in 2019E and $9.3 million of G&A savings in 2020E – 2023E ? Growth Projects: • Expansion of Longview facility for $70.0 million • Incremental compression for AlaTenn for $6.5 million • The Bamagas Ascend connection for $1.6 million ? Acquisitions: • Acquisition of the Pascagoula Gas Plant for $36.3 million in April 2019 ? Financing Assumptions: • Revolving credit facility maturing on September 5, 2019 is extended at the same terms • Refinancing of 8.50% 2021 Senior Notes at the same terms—Also, per management, 2021 Senior Notes assumed to be registered and remain at 8.50% interest rate • Excess cash flow utilized to repay revolving credit facility ? Distribution policy • No common cash distributions after Q3 2018 and preferred equity distributions PIK Source: AMID management 48 AMID Financial Projections AMID Financial Projections – Assumptions ? Set forth below are the pricing assumptions incorporated in the AMID Financial Projections: Years Ending December 31, 2018A 2019E 2020E 2021E 2022E 2023E Natural Gas $/MMBtu $3.16 $2.74 $2.73 $2.65 $2.66 $2.73 Crude Oil $/Bbl 64.77 55.61 56.50 55.12 54.17 53.78 Mont Belvieu NGLs Ethane $/Gal $0.33 $0.30 $0.28 $0.27 $0.27 $0.27 Propane $/Gal 0.88 0.66 0.64 0.63 0.63 0.64 Isobutane $/Gal 1.09 0.80 0.73 0.72 0.71 0.70 Normal Butane $/Gal 1.02 0.79 0.72 0.72 0.72 0.71 Pentanes + $/Gal 1.43 1.15 1.15 1.11 1.10 1.09 Condensate $/Gal 1.43 1.15 1.15 1.11 1.10 1.09 Strip Pricing as of March 15, 2019 Henry Hub Natural Gas $/MMBtu $3.14 $2.91 $2.77 $2.65 $2.67 $2.76 WTI Crude Oil $/Bbl 64.82 58.28 58.76 56.78 55.30 54.59 Source: AMID management 49

AMID Financial Projections

AMID Financial Projections – Assumptions (cont'd)

Business / Segment	AMID Financial Projections
A — Gathering & Processing	• 55 wells annually connected to the Lavaca system • 5 – 10 wells connected annually to the Yellow Rose system, resulting in run-rate volumes of 17 MMcfd • 1 – 2 wells connected annually to the Longview system • 1 well connected annually to the Chapel Hill system
B — Natural Gas Transportation	• 1.2 Bcfd of firm transportation • Midla / MLGT rate increase on Natchez lateral to $17.64 per Dth/ month in April 2019 from current rate of $8.82 Dth/month and an additional increase to $26.47 Dth/month in April 2021 • Additional compression installed at AlaTenn in 2019 at project cost of $6.5 million and incremental EBITDA of $1.0 million
C — Offshore Pipelines (excl. Delta House)	• 10.0% annual decline in volumes • 12 days of hurricane downtime per year • 5.0% unplanned downtime in addition to known platform turnarounds
D — Delta House	• Includes new tie back to BWOLF, Red Zinger and two additional new tiebacks (including Nearly Headless Nick) in 2021 & 2022, the first at a lower type curve, the second at a higher type curve with both at the anchor producer rate of $1.50 / Boe per AMID management • 2019 volumes based upon production data provided by LLOG reduced by 5% for unplanned downtime and 12 hurricane days • 2020E – 2023E production profile based upon Nov-18 NSAI P50 reserves study
E — Trucking (Texas Panhandle + South Texas)	• 2019E South Texas volume of 12.8 MBpd, 2020E – 2023E volume of 14.0 MBpd • 2019E liquids trucking volume of 2.4 MBpd, 2020E – 2023E volume of 2.4 MBpd • Elimination of Texas Panhandle trucking in January 2019

Source: AMID management

EVERCORE 50 AMID

AMID Financial Projections

AMID Financial Projections – Assumptions (cont'd)

Business / Segment	AMID Financial Projections
F — Bakken Crude Gathering & Marketing	• Volume reaches peak of 9.5 MBpd gathered and 6.8 MBpd trucked in 2020E • 16.6% annual decline in volumes beginning in January 2021E
G — Silver Dollar (including West Texas Trucking and Marketing)	• The following well connect schedule (see table below)
H — Cushing Terminal	• Maintenance underway and is scheduled to be completed in 2H 2019 • Revenue reduced at Cushing until maintenance completed in 2H 2019
I — NGL JV Interests (Wilprise, Tri-States, Cayenne)	• 33.9 MBpd throughput at Cayenne through July 2020, 1% monthly decline in volumes thereafter • 2% annual decline in Tri-State volumes beginning in January 2021 • 1% monthly decline in Wilprise volumes beginning in January 2021

Silver Dollar well connect schedule:

	2019E	2020E	2021E	2022E	2023E
Approach	2.8	6.1	6.1	6.1	6.1
EP	9.1	24.3	24.3	24.3	24.3
Discovery	19.0	35.3	30.4	30.4	30.4
Henry	3.0	4.0	15.0	13.1	12.2
Hunt	6.0	4.0	6.1	6.1	6.1
Earthstone	8.0	7.0	3.0	3.0	3.0
Sequitur	--	2.0	3.0	3.0	3.0
Other	--	12.2	12.2	12.2	12.2
Wells Connected	**47.9**	**94.9**	**100.2**	**98.3**	**97.3**

Source: AMID management

EVERCORE 51 AMID

AMID Financial Projections

Identified Growth Opportunities (Included in AMID Financial Projections)

($ in millions)

	Project	Description		Incremental Growth Capex	Incremental EBITDA	Implied Run-Rate EBITDA Multiple
1	Longview Expansion	■ Improve proportion of on-spec processing and rail volumes ■ Build additional truck / rail sales outlets ■ Secure Y-grade volumes via pipe and increase fractionation capacity and capabilities for purity products	2019	$43.0	$ –	–
			2020	27.0	6.8	10.4x
			2021	–	11.6	6.1x
2	Acquisition of Interest in Pascagoula Gas Plant	■ In August 2018, AMID announced an agreement with Enterprise for a 25% stake in the Pascagoula gas plant ■ Comprises three trains with approximately 1.5 Bcfd of processing capacity ■ Conditions include completion of modifications to certain facilities on the High Point system	2019	$36.3	$4.8	7.5x
			2020	–	7.1	5.1x
			2021	–	6.7	5.4x
3	AlaTenn Compression	■ Potential to add incremental compression	2019	$6.5	$0.1	NM
			2020	–	0.7	9.5x
			2021	–	1.0	6.5x
4	Bamagas – Ascend Connection	■ Lateral pipeline connection to Ascend	2019	$0.7	$0.4	3.7x
			2020	–	0.6	2.6x
			2021	–	0.7	2.4x

Source: AMID management, public filings

EVERCORE 52 AMID

AMID Financial Projections

Gathering & Processing

($ in millions)

Volume (MMcfd)


164.9
189.0
247.0
299.4
334.5
361.5
385.6
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Asset EBITDA


$11.0
$24.5
$38.6
$59.7
$68.6
$71.8
$73.1
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Total Capital Expenditures[1]


$15.1
$35.1
$106.7
$58.0
$32.4
$29.1
$28.1
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Free Cash Flow


($4.1)
($10.6)
($68.2)
$1.7
$36.2
$42.7
$45.1
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Source: AMID management
1. 2019E capital expenditures include Longview Expansion, acquisition of interest in the Pascagoula Plant and well connects to Lavaca and Yellow Rose

EVERCORE 53 AMID

AMID Financial Projections

Natural Gas Transportation

($ in millions)

Volume (BBtud)


1.24
1.26
1.17
1.18
1.20
1.20
1.20
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Asset EBITDA


2018A to 2019E EBITDA decline driven by interruptible volume and non-recurring marketing fuel gains in 2018A
$18.3
$27.9
$22.3
$23.5
$25.2
$26.0
$26.0
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Total Capital Expenditures


$35.4
$4.9
$11.7
$4.6
$4.4
$3.5
$3.5
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Free Cash Flow


($17.1)
$23.0
$10.6
$18.9
$20.8
$22.5
$22.5
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Source: AMID management

EVERCORE
54
AMID

AMID Financial Projections

Offshore Pipelines (excluding Delta House)

($ in millions)

Volume (MMBtud)


1.49
1.74
1.80
1.69
1.61
1.46
2018A
2019E
2020E
2021E
2022E
2023E

Asset EBITDA[1]


$81.7
$75.1
$78.4
$70.6
$65.0
$57.8
2018A
2019E
2020E
2021E
2022E
2023E

Total Capital Expenditures[1]


$26.0
$11.7
$4.4
$4.4
$4.4
$4.4
2018A
2019E
2020E
2021E
2022E
2023E

Free Cash Flow[1 2]


$56.1
$66.6
$72.8
$64.5
$59.3
$52.2
2018A
2019E
2020E
2021E
2022E
2023E

Source: AMID management

1. Pro rata for AMID's 66.7% interest in Okeanos and Destin
2. Includes distributions from Okeanos and Destin based on preceding quarter's free cash flow

EVERCORE
55
AMID

AMID Financial Projections

Delta House

($ in millions)

Volume (MBoed)



104.6
65.5
106.7
118.7
118.1
110.9
102.3
81.0
72.5
2017A
2018A
2019E
2020E
2021E
2022E
2023E
2024E
2025E

Asset EBITDA (35.65%)[1]



$85.9
$58.3
$89.3
$56.4
$49.6
$43.5
$34.9
$27.4
$25.5
2017A
2018A
2019E
2020E
2021E
2022E
2023E
2024E
2025E

Class A Distributions[2] (35.65% interest)

Production significantly curtailed through 2Q 2018 due to remedial work on third party upstream infrastructure



$43.7
$40.2
$86.7
$63.5
$47.7
$44.3
$34.4
$27.9
$24.3
2017A
2018A
2019E
2020E
2021E
2022E
2023E
2024E
2025E

Source: AMID management
1. Inclusive of deferred revenue
2. Includes change in working capital and deferred revenue

EVERCORE 56 AMID

AMID Financial Projections

Trucking (South Texas + Liquids)

($ in millions)

Volume (MBoed)



14.7
19.2
16.0
16.4
16.4
16.4
16.4
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Asset EBITDA



($1.1)
($1.9)
($1.1)
($1.0)
($1.0)
($1.0)
($1.0)
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Free Cash Flow



($1.1)
($1.9)
($1.1)
($1.0)
($1.0)
($1.0)
($1.0)
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Source: AMID management
Note: 2017A, 2018A and January 2019E includes Texas Panhandle operations

EVERCORE 57 AMID

AMID Financial Projections

Bakken Crude Gathering & Marketing

($ in millions)

Volume (MBoed)



7.3
2.9
4.4
9.2
3.5
5.6
12.5
4.0
8.5
16.3
6.8
9.5
14.9
6.2
8.7
12.5
5.2
7.3
10.4
4.3
6.1
2017A
2018A
2019E
2020E
2021E
2022E
2023E
Volumes Gathered (MBpd)
Volumes Trucked (MBpd)

Asset EBITDA



$0.7
$1.3
$3.6
$4.4
$3.8
$2.9
$2.1
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Total Capital Expenditures



$2.7
$1.2
$0.1
$0.1
$0.1
$0.1
$0.1
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Free Cash Flow



($1.7)
$0.1
$3.5
$4.3
$3.7
$2.8
$2.0
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Source: AMID management

EVERCORE

58

AMID

AMID Financial Projections

Silver Dollar (including West Texas Trucking and Marketing)

($ in millions)

Volume (MBoed)



29.5
29.5
32.5
1.7
30.8
56.1
15.5
40.5
82.4
21.2
61.2
90.8
21.2
69.7
95.7
21.2
74.6
99.1
21.2
77.9
2017A
2018A
2019E
2020E
2021E
2022E
2023E
Volumes Gathered (MBpd)
Volumes Trucked (MBpd)

Asset EBITDA



$16.8
$16.1
$10.0
$19.3
$22.0
$22.1
$22.7
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Total Capital Expenditures



$6.2
$14.1
$14.8
$13.1
$0.5
$0.4
$0.4
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Free Cash Flow



$10.6
$2.0
($4.8)
$6.2
$21.5
$21.7
$22.3
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Source: AMID management

EVERCORE

59

AMID

AMID Financial Projections

Cushing Terminal

($ in millions, except per unit amounts)

Available Storage Capacity (MMbls)



2.6
2.4
1.3
3.0
3.0
3.0
3.0
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Asset EBITDA / Rate per Barrel



Asset EBITDA ($ MM)
Rate ($ / Bbl)
$10.0
$8.0
$6.0
$4.0
$2.0
$–
($2.0)
$0.25
$0.20
$0.15
$0.10
$0.05
$–
$8.0
$1.0
($1.1)
$4.5
$4.5
$4.5
$4.5
$0.12
$0.10
$0.20
$0.20
$0.20
$0.20
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Total Capital Expenditures



$–
$3.4
$3.8
$–
$–
$–
$–
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Free Cash Flow



$8.0
($2.4)
($4.9)
$4.5
$4.5
$4.5
$4.5
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Source: AMID management

EVERCORE
60
AMID

AMID Financial Projections

NGL Pipeline Interests (Wilprise, Tri-States, Cayenne)

($ in millions)

Volume (MBoed)



87.8
117.1
120.9
123.8
120.6
112.1
104.5
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Asset EBITDA[1]



$8.1
$13.8
$15.3
$15.8
$15.4
$14.2
$13.2
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Distributions[1]



$7.3
$11.1
$15.2
$15.7
$15.5
$14.4
$13.4
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Source: AMID management

1. Pro rata for AMID's 25.3% ownership of Wilprise, 16.7% ownership of Tri-States and 50.0% ownership of Cayenne

EVERCORE
61
AMID

AMID Financial Projections

Summary Financial Overview – AMID Financial Projections

($ in millions)

Asset EBITDA / Adjusted EBITDA / Pro Forma Adjusted EBITDA (2018A only)



$223.8 / $184.0 / $159.1
$25.1
$11.1
$16.1
$27.9
$24.5
$40.2
$79.6
$1.3
$249.8 / $194.7
$15.2
$10.0
$22.3
$38.6
$86.7
$75.5
$3.6
$264.0 / $214.1
$4.5
$15.7
$4.4
$19.3
$23.5
$59.7
$63.5
$74.5
$252.4 / $202.5
$4.5
$15.5
$3.8
$22.0
$25.2
$68.6
$47.7
$66.1
$245.8 / $195.8
$4.5
$14.4
$2.9
$22.1
$26.0
$71.8
$44.3
$60.9
$229.1 / $179.1
$4.5
$13.4
$2.1
$22.7
$26.0
$73.1
$34.4
$53.9
2018A
2019E
2020E
2021E
2022E
2023E
Offshore Pipelines (Includes Distributions from Destin and Okeanos)[1]
Natural Gas Gathering and Processing
Silver Dollar Pipeline
NGL Pipeline JV Distributions
Trucking
Distributions from Delta House
Natural Gas Transportation
Bakken Crude Oil Gathering
Terminals

Source: AMID Management
1. Distribution based on preceding quarter's free cash flow

EVERCORE 62 AMID

AMID Financial Projections

Summary Financial Overview – AMID Financial Projections (cont'd)

($ in millions, except for per unit amounts)

Capital Expenditures & Acquisitions



$95.2
$151.0
$79.9
$41.5
$37.6
$36.6
2018A
2019E
2020E
2021E
2022E
2023E

Distributable Cash Flow / DCF per LP Unit



2018A-2023E CAGR: 19.6%
$69.2
$98.3
$129.5
$124.1
$121.9
$108.2
2018A
2019E
2020E
2021E
2022E
2023E

	2018A	2019E	2020E	2021E	2022E	2023E
DCF per LP Unit[1, 2]	$0.70	$1.21	$1.51	$1.41	$1.34	$1.07

Consolidated Debt / Pro Forma Adjusted EBITDA[1]



6.7x
3.5x
3.2x
5.8x
2.8x
3.0x
5.0x
2.5x
2.5x
4.9x
2.7x
2.2x
4.5x
2.7x
1.8x
4.5x
2.9x
1.6x
2018A
2019E
2020E
2021E
2022E
2023E
Senior Secured
Unsecured

Source: AMID Management
1. Pro forma for sale of refined products terminals to Sunoco, LP and assumes cash proceeds used to repay revolving credit facility and fund growth capital expenditures
2. Assumes conversion of Series A-1, Series A-2 and Series C Preferred Units convert into 23,359,144 common units and 698,994 common units are issued per quarter beginning in Q4 2018 for accrued and unpaid distributions on an as-converted basis

EVERCORE 63 AMID

AMID Financial Projections

AMID Financial Projections

($ in millions, except per unit metrics)

	For the Years Ending December 31,						CAGR
	2018A	2019E	2020E	2021E	2022E	2023E	2018A - 2023E
Offshore Pipelines (Distributions from Destin and Okeanos)[1]	$79.6	$75.5	$74.5	$66.1	$60.9	$53.9	
Distributions from Delta House[1]	40.2	86.7	63.5	47.7	44.3	34.4	
Natural Gas Gathering and Processing	24.5	38.6	59.7	68.6	71.8	73.1	
Natural Gas Transportation	27.9	22.3	23.5	25.2	26.0	26.0	
Silver Dollar Pipeline	16.1	10.0	19.3	22.0	22.1	22.7	
Bakken Crude Oil Gathering	1.3	3.6	4.4	3.8	2.9	2.1	
NGL Pipeline JV Distributions[1]	11.1	15.2	15.7	15.5	14.4	13.4	
Terminals	25.1	(1.1)	4.5	4.5	4.5	4.5	
Trucking	(1.9)	(1.1)	(1.0)	(1.0)	(1.0)	(1.0)	
Asset EBITDA	**$223.8**	**$249.8**	**$264.0**	**$252.4**	**$245.8**	**$229.1**	**0.5%**
Less: Corporate G&A	(56.4)	(55.0)	(49.8)	(49.8)	(49.8)	(49.8)	
Less: Delta House Distribution Support	17.7	–	–	–	–	–	
Less: Other	(1.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	
Adjusted EBITDA	**$184.0**	**$194.7**	**$214.1**	**$202.5**	**$195.8**	**$179.1**	**(0.5%)**
Less: Refined Products and Marine Terminals EBITDA	(24.9)	–	–	–	–	–	
Pro Forma Adjusted EBITDA	**$159.1**	**$194.7**	**$214.1**	**$202.5**	**$195.8**	**$179.1**	**2.4%**
Less: Interest Expense	(73.8)	(76.4)	(73.3)	(67.2)	(62.4)	(59.3)	
Less: Preferred Distributions	(25.1)	–	–	–	–	–	
Less: Maintenance Capital Expenditures	(16.0)	(19.9)	(11.3)	(11.2)	(11.5)	(11.5)	
Pro Forma Distributable Cash Flow	**$44.2**	**$98.3**	**$129.5**	**$124.1**	**$121.9**	**$108.2**	**19.6%**
Distributable Cash Flow	$69.2	$98.3	$129.5	$124.1	$121.9	$108.2	
Distributed Cash Flow							
Common Units - Public	$25.1	$–	$–	$–	$–	$–	
Common Units - Parent	8.2	–	–	–	–	–	
GP	0.4	–	–	–	–	–	
Distributed Cash Flow	$33.8	$–	$–	$–	$–	$–	
Current IDR Tier	*1.3%*	*1.3%*	*1.3%*	*1.3%*	*1.3%*	*1.3%*	
% to GP	*1.3%*	*1.3%*	*1.3%*	*1.3%*	*1.3%*	*1.3%*	
GP IDRs	$–	$–	$–	$–	$–	$–	
Weighted Average LP Units Outstanding	54.0	54.7	55.1	55.4	55.7	66.3	
Weighted Average LP Units Outstanding – As Converted[2]	60.0	80.4	83.5	86.6	89.6	102.9	
DCF / LP Unit[3]	**$1.26**	**$1.66**	**$1.99**	**$1.94**	**$1.91**	**$1.61**	**5.0%**
Distribution per LP Unit	**0.62**	**–**	**–**	**–**	**–**	**–**	**NA**
DCF / LP Unit – As Converted[2,3]	**$0.70**	**$1.21**	**$1.51**	**$1.41**	**$1.34**	**$1.07**	**8.7%**
Distribution per LP Unit	**0.62**	**–**	**–**	**–**	**–**	**–**	**NA**
LP Coverage	2.04x	NA	NA	NA	NA	NA	
Total Coverage	2.05	NA	NA	NA	NA	NA	

Source: AMID Management

1. Distribution based on preceding quarter's free cash flow
2. Assumes conversion of Series A-1, Series A-2 and Series C Preferred Units convert into 23,359,144 common units and 698,994 common units are issued per quarter beginning in Q4 2018 for accrued and unpaid distributions on an as-converted basis
3. Pro forma for sale of refined products terminals to Sunoco, LP

EVERCORE 64 AMID

AMID Financial Projections

AMID Financial Projections (cont'd)

($ in millions)

	For the Years Ending December 31,					
	2018A	2019E	2020E	2021E	2022E	2023E
Sources						
Distributable Cash Flow Surplus / (Shortfall)		$98.3	$129.5	$124.1	$121.9	$108.2
Asset Sales		–	–	–	–	–
Cash from Balance Sheet		–	–	–	–	–
Total Sources		$98.3	$129.5	$124.1	$121.9	$108.2
Uses						
Growth Capital Expenditures		$94.8	$68.6	$30.4	$26.1	$25.1
Acquisition of Pascagoula Gas Plant		36.3	–	–	–	–
Sale of Blackwater Tax Payment		23.7	–	–	–	–
Amortization of Non-Recourse Debt		4.0	4.2	6.3	6.5	6.7
Other Expenses		13.6	2.7	1.8	1.4	1.3
Change in Revolver		(73.2)	54.2	85.7	88.2	75.5
Cash to Balance Sheet		0.0	0.0	0.0	0.0	0.0
Other		(0.9)	(0.1)	(0.0)	(0.2)	(0.4)
Total Uses		$98.3	$129.5	$124.1	$121.9	$108.2
Capitalization						
Cash	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1
Revolving Credit Facility	514.8	588.0	533.8	448.1	359.9	284.4
Midla / TransUnion Notes	87.8	83.7	79.6	73.3	66.7	60.0
8.500% Senior Notes	425.0	425.0	425.0	425.0	425.0	425.0
Letter of Credit	39.0	39.0	39.0	39.0	39.0	39.0
Net Debt	$1,057.5	$1,126.7	$1,068.4	$976.3	$881.6	$799.4
Credit Metrics[1]						
Total Consolidated Debt / Pro Forma Adjusted EBITDA	6.7x	5.8x	5.0x	4.9x	4.5x	4.5x
Net Consolidated Debt / Pro Forma Adjusted EBITDA	6.6	5.8	5.0	4.8	4.5	4.5
Senior Secured / Pro Forma Adjusted EBITDA	3.2	3.0	2.5	2.2	1.8	1.6
First Lien Leverage	3.2x	3.2x	2.6x	2.3x	1.9x	1.7x
Total Covenant Leverage	5.8	5.5	4.7	4.5	4.2	4.2

Source: AMID Management

1. Pro forma for sale of refined products terminals to Sunoco, LP and assumes cash proceeds used to repay revolving credit facility and fund growth capital expenditures

EVERCORE 65 AMID

V. Preliminary Valuation

Evercore

Preliminary Valuation

Summary Valuation – AMID Common Unit

($ in millions, except per unit amounts)



For Reference Only
Total Partnership
Sum of the Parts
Discounted Cash Flow Analysis
Peer Trading Analysis
2019E
2020E
Discounted Cash Flow Analysis
Precedent M&A Analysis
Peer Trading Analysis
2019E
2020E
MLP Premiums Paid
Consideration: $5.25 per Common Unit
Implied MLP Premiums Paid based on September 27, 2018
Implied MLP Premiums Paid based on January 3, 2019
$20.00
$15.00
$10.00
$5.00
$--
($5.00)
$7.08
$--
$1.67
$--
$6.06
$--
$5.52
$--
$--
$1.00
$--
$8.09
$0.42
$8.12
$6.34
$5.75
$3.47
Adjusted 2019E EBITDA
$194.7
Adjusted 2023E EBITDA
$179.1
Adjusted 2019E EBITDA
$194.7
Adjusted 2020E EBITDA
$214.1
Adjusted 2019E EBITDA
$194.7
Adjusted 2023E EBITDA
$179.1
Adjusted 2019E EBITDA
$194.7
Adjusted 2020E EBITDA
$214.1
Adjusted 2019E EBITDA
$194.7
Adjusted 2020E EBITDA
$214.1

Evercore 66 AMID

Preliminary Valuation

Valuation Methodologies

- The following sets forth the methodologies utilized by Evercore in its preliminary valuation of AMID Common Units, each assuming a June 30, 2019 closing date

Methodology	Description	Metrics/Assumptions
Total Partnership Discounted Cash Flow Analysis	• Values AMID common units based on the concept of the time value of money • Utilizing the AMID Financial Projections herein, Evercore: – Utilized varying WACC discount rates and applied various perpetuity growth rates to derive after-tax valuation ranges for AMID – Calculated terminal values based on a range of multiples of EBITDA as well as assumed perpetuity growth rates	• Discounted the projected cash flows to June 30, 2019 • EBITDA exit multiple of 9.0x to 11.0x • Perpetuity growth rate of 1.75% to 2.25% • WACC of 8.5% to 9.5% based on capital asset pricing model ("CAPM") for natural gathering processing and offshore partnerships and companies • Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2019E to 2023E and a terminal value tax rate of 37.0% • For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures
Total Partnership Peer Group Trading Analysis	• Values AMID common units based on current market enterprise value multiples of relevant EBITDA of selected comparable natural gas gathering and processing and offshore partnerships and companies	• Enterprise value / EBITDA multiples applied to 2019E and 2020E adjusted EBITDA for all EBITDA excluding Delta House • Enterprise value / EBITDA multiples applied to 2025E Delta House EBITDA, based on stepdown in anchor rate from $4.50 per Boe to $1.50 per Boe in 2020E, expiration of fixed gathering revenues in 2022E and peak production of second tie-in well in 2025E; Delta House cash flows from June 30, 2019E to 2024E in excess of 2025E cash flow levels discounted at 8.5% WACC
Sum of the Parts Discounted Cash Flow Analysis	• Values AMID common units based on the sum of the valuation of each business unit and corporate liabilities implied by the discounted cash flow of each business unit and the company as a whole	• Discounted the projected cash flows to June 30, 2019 • WACC based on CAPM for partnerships and companies with similar assets • Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2019E to 2023E and a terminal value tax rate of 37.0% • For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures
Sum of the Parts Precedent M&A Analysis	• Values AMID common units based on the sum of the valuation of each business unit and corporate liabilities implied by historical transactions of similar assets	• Enterprise value / EBITDA multiples applied to 2019E and 2020E EBITDA
Sum of the Parts Peer Group Trading Analysis	• Values AMID common units based on the sum of the valuation of each business unit and corporate liabilities implied by the current market enterprise value multiples of relevant EBITDA for partnerships and companies with similar assets	• Enterprise value / EBITDA multiples applied to 2019E and 2020E EBITDA
For Reference Only — Premiums Paid Analysis	• Values AMID common units based on historical premiums • paid in (i) MLP buy-ins and (ii) MLP mergers since 2011	• Median 30-Day, 60-Day and 90-Day premiums paid applied to relevant unit prices

EVERCORE 67 AMID

Preliminary Valuation

Summary Valuation – Total Partnership Analysis – AMID Common Unit


Discounted Cash Flow Analysis
Peer Trading Analysis
2019E
Peer Trading Analysis
2020E
$15.00
$11.00
$7.00
$3.00
($1.00)
($5.00)
$7.08
$--
$1.67
$--
$6.06
$--

8.5% – 9.5% WACC		2019E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 9.0x – 11.0x	Perpetuity Growth Rate: 1.75% – 2.25%	All Assets Other than Delta House: 2019E EBITDA Multiple: 9.0x – 11.0x	All Assets Other than Delta House: 2020E EBITDA Multiple: 7.5x – 9.5x
		Delta House: 2025E EBITDA Multiple: 8.5x - 10.5x	Delta House: 2025E EBITDA Multiple: 7.5x - 10.5x
		June 30, 2019E – December 31, 2024E Cash Flow in Excess of 2025E Cash Flow Discounted at Midpoint 8.5% WACC	

Source: AMID Management

EVERCORE 68 AMID

Preliminary Valuation Discounted Cash Flow Analysis – Assumptions ? Evercore utilized the following assumptions to analyze AMID’s discounted cash flows: ? Discounted the projected cash flows to June 30, 2019 ? EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections assuming no asset sales ? Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket) ? Mid-point discount rate of 9.0% utilizing WACC based on CAPM ? Terminal value based on a (i) 9.0x to 11.0x EBITDA exit multiple and (ii) 1.75% to 2.25% perpetuity growth rate • Tax depreciation assumed to equal maintenance capital expenditures in perpetuity 69 Preliminary Valuation Total Partnership – Discounted Cash Flow Analysis ($ in millions, except per unit amounts) AMID Financial Projections For the Six Months Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth Adjusted EBITDA $103.4 $214.1 $202.5 $195.8 $179.1 $179.1 $179.1 Less: Tax Depreciation and Amortization (1,690.9) (79.9) (41.5) (37.6) (29.3) (11.5) EBIT ($1,587.6) $134.2 $161.0 $158.3 $149.8 $167.6 Less: Cash Taxes — (6.4) (7.6) (7.5) (7.1) (62.0) EBIAT ($1,587.6) $127.8 $153.3 $150.8 $142.7 $105.6 Plus: Tax Depreciation and Amortization 1,690.9 79.9 41.5 37.6 29.3 11.5 Less: Growth Capital Expenditures (58.2) (68.6) (30.4) (26.1) (25.1) —Less: Maintenance Capital Expenditures (8.2) (11.3) (11.2) (11.5) (11.5) (11.5) Unlevered Free Cash Flow $37.0 $127.8 $153.3 $150.8 $135.4 $105.6 EBITDA Multiple / Perpetuity Growth Rate 10.0x 2.0% Terminal Value $1,791.2 $1,538.4 PV of Terminal Value @ 9.0% Discount Rate $1,215.4 $1,043.9 Plus: PV of Unlevered Free Cash Flow @ 9.0% Discount Rate 494.9 Implied Enterprise Value $1,710.3 $1,538.8 Less: Estimated Net Debt outstanding as of June 30, 2019 (1,132.4) Less: Liquidation Value of Series A-1 Convertible Preferred Units as of June 30, 2019 (142.3) Less: Liquidation Value of Series A-2 Convertible Preferred Units as of June 30, 2019 (60.9) Less: Liquidation Value of Series C Convertible Preferred Units as of June 30, 2019 (137.2) Total Common Equity Value $237.5 $65.9 Estimated Total Units Outstanding as of June 30, 20191 55.4 Value per LP Unit $4.29 $1.19 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 8.0x 9.0x 10.0x 11.0x 12.0x 1.75% 1.75% 2.00% 2.25% 2.25% 8.0% $0.83 $3.12 $5.40 $7.69 $9.98 8.0% $4.48 $4.48 $5.45 $6.50 $6.50 WACC 8.5% 0.36 2.60 4.84 7.08 9.32 WACC 8.5% 2.34 2.34 3.16 4.04 4.04 9.0% (0.10) 2.09 4.29 6.48 8.67 9.0% 0.50 0.50 1.19 1.94 1.94 9.5% (0.55) 1.60 3.75 5.90 8.04 9.5% (1.11) (1.11) (0.52) 0.12 0.12 10.0% (0.99) 1.12 3.22 5.33 7.43 10.0% (2.53) (2.53) (2.01) (1.46) (1.46) 1. As of June 30, 2019 and includes 980,889 general partner units and 381,149 LTIP units issued from March 2019 to June 2019 70

Preliminary Valuation

Peer Group Trading

($ in millions, except per unit or share amounts)

Partnership / Corporation	Price 3/15/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Natural Gas Gathering and Processing									
CNX Midstream Partners LP	$14.61	$948.9	$1,490.1	7.0x	6.0x	9.9%	10.7%	8.8%	18.7%
Crestwood Equity Partners LP	34.15	2,432.2	4,977.9	10.4	9.2	7.0%	7.0%	3.6%	10.6%
DCP Midstream Partners, LP	31.14	4,554.0	10,640.4	8.9	7.8	10.0%	10.0%	1.6%	11.7%
Enable Midstream Partners, LP	14.59	6,321.1	10,991.1	9.6	9.5	8.7%	8.7%	3.7%	12.4%
Hess Midstream Partners LP	22.33	1,243.6	1,223.3	11.0	9.2	6.6%	7.3%	11.3%	17.9%
Noble Midstream Partners LP	37.25	1,482.1	2,774.6	10.3	7.5	6.3%	7.1%	17.7%	24.0%
Summit Midstream Partners, LP	9.33	781.0	2,647.1	8.5	8.1	24.7%	24.7%	NM	NM
Targa Resources Corp.	40.04	9,295.0	15,918.1	12.9	10.2	9.1%	9.1%	2.6%	11.7%
Mean				**9.8x**	**8.4x**	**10.3%**	**10.6%**	**7.0%**	**15.3%**
Median				**10.0**	**8.6**	**8.9%**	**8.9%**	**3.7%**	**12.4%**
Offshore Pipelines									
Plains All American Pipeline, L.P.	$24.30	$17,655.9	$29,090.9	10.6x	10.5x	4.9%	5.4%	9.6%	14.5%
Genesis Energy, L.P.	22.62	2,771.8	6,955.5	10.0	9.5	9.5%	9.7%	0.5%	10.0%
Shell Midstream Partners, L.P.	19.24	4,394.0	6,327.2	8.6	7.4	8.3%	8.9%	4.4%	12.7%
Mean				**9.7x**	**9.1x**	**7.6%**	**8.0%**	**4.8%**	**12.4%**
Median				**10.0**	**9.5**	**8.3%**	**8.9%**	**4.4%**	**12.7%**

Source: FactSet, Public filings

EVERCORE 71 AMID

Preliminary Valuation

Total Partnership – Peer Group Trading Analysis

($ in millions, except per unit amounts)

2019E Summary Results

	Low		High
Adjusted 2019E EBITDA		$194.7	
Less: 2019E Class A Distributions from Delta House		(86.7)	
Run Rate 2019E Adjusted EBITDA		$107.9	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value (All Assets Other than Delta House)	**$971.3**	-	**$1,187.2**
2025E Delta House EBITDA[1]		$25.5	
Relevant EBITDA Multiple	8.5x	-	10.5x
Implied Delta House Enterprise Value	**$216.8**	-	**$267.8**
(A) Plus: Present Value of Delta House Cash Flows from June 30, 2019E to December 31, 2024E in excess of 2025E Cash Flows at 8.5%		110.3	
Less: Estimated Net Debt outstanding as of June 30, 2019		(1,132.4)	
Less: Liquidation Value of Series A-1 Convertible Preferred Units as of June 30, 2019		(142.3)	
Less: Liquidation Value of Series A-2 Convertible Preferred Units as of June 30, 2019		(60.9)	
Less: Liquidation Value of Series C Convertible Preferred Units as of June 30, 2019		(137.2)	
Total Common Equity Value	**($174.4)**	-	**$92.4**
Estimated Total Units Outstanding as of June 30, 2019[2]		55.4	
Value per LP Unit	**($3.15)**	-	**$1.67**

2020E Summary Results

	Low		High
Adjusted 2020E EBITDA		$214.1	
Less: 2020E Class A Distributions from Delta House		(63.5)	
Run Rate 2020E Adjusted EBITDA		$150.6	
Relevant EBITDA Multiple	7.5x	-	9.5x
Implied Enterprise Value (All Assets Other than Delta House)	**$1,129.5**	-	**$1,430.7**
2025E Delta House EBITDA[1]		$25.5	
Relevant EBITDA Multiple	7.5x	-	10.5x
Implied Delta House Enterprise Value	**$191.3**	-	**$267.8**
(A) Plus: Present Value of Delta House Cash Flows from June 30, 2019E to December 31, 2024E in excess of 2025E Cash Flows at 8.5%		110.3	
Less: Estimated Net Debt outstanding as of June 30, 2019		(1,132.4)	
Less: Liquidation Value of Series A-1 Convertible Preferred Units as of June 30, 2019		(142.3)	
Less: Liquidation Value of Series A-2 Convertible Preferred Units as of June 30, 2019		(60.9)	
Less: Liquidation Value of Series C Convertible Preferred Units as of June 30, 2019		(137.2)	
Total Common Equity Value	**($41.8)**	-	**$335.9**
Estimated Total Units Outstanding as of June 30, 2019[2]		55.4	
Value per LP Unit	**($0.75)**	-	**$6.06**

1. Inclusive of deferred revenue
2. As of June 30, 2019 and includes 980,889 general partner units and 381,149 LTIP units issued from March 2019 to June 2019

EVERCORE 72 AMID

Preliminary Valuation A Present Value of Incremental Class A Delta House Cash Flows ($ in millions) For the Six Months Ending December 31, For the Years Ending December 31, 2019E 2020E 2021E 2022E 2023E 2024E Cash Flows Attributable to Class A Holders (35.65%) $40.9 $63.7 $48.0 $44.5 $34.6 $27.9 Less: 2025E Class A Cash Flows (35.65%) (12.1) (24.3) (24.3) (24.3) (24.3) (24.3) Incremental Cash Flow $28.7 $39.5 $23.7 $20.2 $10.4 $3.6 Present Value of 2019E – 2025E Cash Flow in Excess of 2025E Cash Flow @ 8.5% Discount Rate $110.3 73 Preliminary Valuation Summary – Sum of the Parts – Discounted Cash Flow Analysis ($ in millions, except for per unit amounts) AMID Management Assumptions Divestiture Sale EBITDA Exit Perpetuity Growth Resulting Enterprise Value Range Implied 2018A EBITDA Multiple Price Assumption WACC Range Multiple Range Rate Range Low High Low High Natural Gas Gathering and Processing 7.5% – 8.5% 9.0x – 11.0x 0.75% – 1.25% $471.3 $656.9 12.2x 1—17.0x 1 $130.0 2 Natural Gas Transportation 10.0% – 11.0% 10.0 – 11.0 1.75% – 2.25% 165.5 255.7 5.9—9.2 200.0 Offshore Pipelines excl. Delta House 8.0% – 9.0% 8.5 – 10.5 (1.00%) – 1.00% 441.8 628.1 5.4—7.7 Delta House 8.0% – 9.0% 2.0 – 4.0 (11.00%) – (9.00%) 258.6 315.6 4.0 3—4.9 3 Bakken Crude Oil Gathering 12.0% – 13.0% 8.5 – 10.5 1.75% – 2.25% 17.9 24.5 13.8—18.9 30.0 Silver Dollar Pipeline 9.5% – 10.5% 8.5 – 10.5 1.75% – 2.25% 150.1 205.7 9.3—12.8 125.0 Cushing Terminal 10.0% – 11.0% 7.5 – 8.5 1.75% – 2.25% 31.7 38.3 N.M.—N.M. 30.0 NGL JV Interests 8.0% – 9.0% 12.0 – 13.0 1.75% – 2.25% 130.1 173.3 9.4—12.5 Crude Oil Trucking4 — 5.0 N.M.—N.M. Total Enterprise Value (Pre Corporate G&A) $1,667.0 $2,303.2 6.9x 9.5x Less: Value of Corporate G&A 8.3% – 9.3% 9.2x – 10.9x 1.75% – 2.25% (424.1) (524.5) Total Enterprise Value $1,242.9 $1,778.7 5.1x—7.3x Less: Estimated Net Debt outstanding as of June 30, 2019 (1,132.4) Less: Liquidation Value of Series A-1 Convertible Preferred Units as of June 30, 2019 (142.3) Less: Liquidation Value of Series A-2 Convertible Preferred Units as of June 30, 2019 (60.9) Less: Liquidation Value of Series C Convertible Preferred Units as of June 30, 2019 (137.2) Total Common Equity Value ($229.9) $305.9 Estimated Total Units Outstanding as of June 30, 20195 55.4 Value per LP Unit ($4.15) $5.52 Incremental Value of Divestitures6 ($363.3) ($92.7) Estimated Total Units Outstanding as of June 30, 20195 55.4 For Incremental Value per LP Unit ($6.56) ($1.67) Reference Only Value per LP Unit Adjusted for Divestitures ($10.70) $3.85 Note: Blended weighted average WACC and EBITDA multiple from peer trading comps (excluding Delta House) applied to value of corporate G&A valuation 1. Based on 2019E EBITDA 2. Assumes divestiture of Chatom Bazor Ridge and Lavaca for $130.0 million 3. Based on 4Q 2018 annualized EBITDA 4. Assumes liquidation value of zero to $5.0 million 5. As of June 30, 2019 and includes 980,889 general partner units and 381,149 LTIP units issued from March 2019 to June 2019 6. Assumes $242.5 to $354.0 million valuation for Chatom Bazor Ridge and Lavaca based on the impact of the sale of Chatom Bazor Ridge and Lavaca on the valuation of Natural Gas Gathering and Processing resulting from the Discounted Cash Flow Analysis 74

Preliminary Valuation

Summary – Sum of the Parts – Precedent M&A Analysis

($ in millions, except for per unit amounts)

	Assumptions: 2019E EBITDA Multiple Range	Assumptions: 2020E EBITDA Multiple Range	Resulting Enterprise Value Range[1]: Low	Resulting Enterprise Value Range[1]: High	Implied 2018A EBITDA Multiple: Low		Implied 2018A EBITDA Multiple: High	AMID Management Divestiture Sale Price Assumption
Natural Gas Gathering and Processing	7.0x – 9.0x	7.0x – 9.0x	$234.3	$447.7	6.1x[2]	-	11.6x[2]	$130.0[3]
Natural Gas Transportation	9.0 – 11.0	9.0 – 11.0	186.8	236.0	6.7	-	8.5	200.0
Offshore Pipelines excl. Delta House	6.0 – 8.0	6.0 – 8.0	421.9	573.1	5.2	-	7.0	
Delta House[4]			258.6	315.6	4.0[5]	-	4.9[5]	
Bakken Crude Oil Gathering	7.0 – 9.0	7.0 – 9.0	19.2	34.9	14.7	-	26.8	30.0
Silver Dollar Pipeline	7.0 – 9.0	7.0 – 9.0	56.3	135.5	3.5	-	8.4	125.0
Cushing Terminal		8.0 – 10.0	32.5	40.7	N.M.	-	N.M.	30.0
NGL JV Interests	10.0 – 12.0	10.0 – 12.0	145.8	179.7	10.5	-	13.0	
Crude Oil Trucking[6]			–	5.0	N.M.	-	N.M.	
Total Enterprise Value (Pre Corporate G&A)			**$1,355.5**	**$1,968.0**	**5.6x**	-	**8.1x**	
Less: Value of Corporate G&A	7.4x – 9.3x	7.4x – 9.3x	(337.1)	(498.9)				
Total Enterprise Value			**$1,018.4**	**$1,469.1**	**4.2x**	-	**6.0x**	
Less: Estimated Net Debt outstanding as of June 30, 2019			(1,132.4)					
Less: Liquidation Value of Series A-1 Convertible Preferred Units as of June 30, 2019			(142.3)					
Less: Liquidation Value of Series A-2 Convertible Preferred Units as of June 30, 2019			(60.9)					
Less: Liquidation Value of Series C Convertible Preferred Units as of June 30, 2019			(137.2)					
Total Common Equity Value			**($454.4)**	**($3.7)**				
Estimated Total Units Outstanding as of June 30, 2019[7]			55.4					
Value per LP Unit			**($8.20)**	**($0.07)**				
Incremental Value of Divestitures[8]			**($154.2)**	**$84.5**				
Estimated Total Units Outstanding as of June 30, 2019[7]			55.4					
Incremental Value per LP Unit			**($2.78)**	**$1.53**				
Value per LP Unit Adjusted for Divestitures			**($10.98)**	**$1.46**				

For Reference Only

Note: Blended weighted average WACC and EBITDA exit multiple (excluding Delta House) applied to value of corporate G&A valuation
1. Future enterprise value and capital expenditures discounted to the present value using midpoint of WACC range for each segment utilized in the Discounted Cash Flow analyses
2. Based on 2019E EBITDA
3. Assumes divestiture of Chatom Bazor Ridge and Lavaca for $130.0 million
4. Based on Discounted Cash Flow Analysis
5. Based on 4Q 2018 annualized EBITDA
6. Assumes liquidation value of zero to $5.0 million
7. As of June 30, 2019 and includes 980,889 general partner units and 381,149 LTIP units issued from March 2019 to June 2019
8. Assumes $135.6 million to $222.3 million valuation for Chatom Bazor Ridge and Lavaca based on impact of the sale of Chatom Bazor Ridge and Lavaca on the valuation of Natural Gas Gathering and Processing resulting from Precedent M&A Analysis

EVERCORE 75 AMID

Preliminary Valuation

Summary – Sum of the Parts – Peer Trading Analysis – 2019E

($ in millions, except for per unit amounts)

	Assumptions: 2019E EBITDA Multiple Range	Resulting Enterprise Value Range: Low	Resulting Enterprise Value Range: High	Implied 2018A EBITDA Multiple: Low		Implied 2018A EBITDA Multiple: High	AMID Management Divestiture Sale Price Assumption
Natural Gas Gathering and Processing	9.0x – 11.0x	$347.1	$424.3	9.0x[1]	-	11.0x[1]	$130.0[2]
Natural Gas Transportation	10.0 – 11.0	223.4	245.8	8.0	-	8.8	200.0
Offshore Pipelines excl. Delta House	8.5 – 10.5	621.1	767.2	7.6	-	9.4	
Delta House[3]		258.6	315.6	4.0[4]	-	4.9[4]	
Bakken Crude Oil Gathering	8.5 – 10.5	24.0	29.6	18.4	-	22.8	30.0
Silver Dollar Pipeline	8.5 – 10.5	84.7	104.6	5.3	-	6.5	125.0
Cushing Terminal[5]	7.5 – 8.5	33.7	38.2	N.M.	-	N.M.	30.0
NGL JV Interests	12.0 – 13.0	183.4	198.7	13.2	-	14.4	
Crude Oil Trucking[6]		–	5.0	N.M.	-	N.M.	
Total Enterprise Value (Pre-Corporate G&A)		**$1,776.0**	**$2,128.9**	**7.3x**	-	**8.7x**	
Less: Value of Corporate G&A	9.2x – 10.9x	(508.2)	(600.4)				
Total Enterprise Value		**$1,267.8**	**$1,528.5**	**5.2x**	-	**6.3x**	
Less: Estimated Net Debt outstanding as of June 30, 2019		(1,132.4)					
Less: Liquidation Value of Series A-1 Convertible Preferred Units as of June 30, 2019		(142.3)					
Less: Liquidation Value of Series A-2 Convertible Preferred Units as of June 30, 2019		(60.9)					
Less: Liquidation Value of Series C Convertible Preferred Units as of June 30, 2019		(137.2)					
Total Common Equity Value		**($205.1)**	**$55.7**				
Estimated Total Units Outstanding as of June 30, 2019[7]		55.4					
Value per LP Unit		**($3.70)**	**$1.00**				
Incremental Value of Divestitures[8]		**($138.3)**	**($43.1)**				
Estimated Total Units Outstanding as of June 30, 2019[7]		55.4					
Incremental Value per LP Unit		**($2.49)**	**($0.78)**				
Value per LP Unit Adjusted for Divestitures		**($6.20)**	**$0.23**				

For Reference Only

Note: Blended weighted average WACC and EBITDA exit multiple (excluding Delta House) applied to value of corporate G&A valuation
1. Based on 2019E EBITDA
2. Assumes divestiture of Chatom Bazor Ridge and Lavaca for $130.0 million
3. Based on Discounted Cash Flow Analysis
4. Based on 4Q 2018 annualized EBITDA
5. Cushing Terminal Valuation is based on 2020E EBITDA
6. Assumes liquidation value of zero to $5.0 million
7. As of June 30, 2019 and includes 980,889 general partner units and 381,149 LTIP units issued from March 2019 to June 2019
8. Assumes $192.4 million to $235.1 million valuation for Chatom Bazor Ridge and Lavaca based on the impact of the sale of Chatom Bazor Ridge and Lavaca on the valuation of Natural Gas Gathering and Processing in the 2019E Peer Trading Analysis

EVERCORE 76 AMID

Preliminary Valuation

Summary – Sum of the Parts – Peer Trading Analysis – 2020E

($ in millions, except for per unit amounts)

	Assumptions: 2020E EBITDA Multiple Range	Resulting Enterprise Value Range: Low	Resulting Enterprise Value Range: High	Implied 2018A EBITDA Multiple: Low		Implied 2018A EBITDA Multiple: High	AMID Management Divestiture Sale Price Assumption
Natural Gas Gathering and Processing	8.0x – 10.0x	$477.7	$597.1	12.4x[1]	-	15.5x[1]	$130.0[2]
Natural Gas Transportation	9.0 – 11.0	211.4	258.3	7.6	-	9.3	200.0
Offshore Pipelines excl. Delta House	7.5 – 10.5	572.6	801.6	7.0	-	9.8	
Delta House[3]		258.6	315.6	4.0[4]	-	4.9[4]	
Bakken Crude Oil Gathering	8.0 – 10.0	34.9	43.6	26.8	-	33.5	30.0
Silver Dollar Pipeline	8.0 – 10.0	154.3	192.9	9.6	-	12.0	125.0
Cushing Terminal	7.5 – 8.5	33.7	38.2	N.M.	-	N.M.	30.0
NGL JV Interest	10.0 – 12.0	158.1	189.8	11.4	-	13.7	
Crude Oil Trucking[5]		--	5.0	N.M.	-	N.M.	
Total Enterprise Value (Pre Corporate G&A)		**$1,901.2**	**$2,442.0**	**7.8x**	-	**10.0x**	
Less: Value of Corporate G&A	8.1x – 10.5x	(405.2)	(521.2)				
Total Enterprise Value		**$1,496.0**	**$1,920.9**	**6.1x**	-	**7.9x**	
Less: Estimated Net Debt outstanding as of June 30, 2019		(1,132.4)					
Less: Liquidation Value of Series A-1 Convertible Preferred Units as of June 30, 2019		(142.3)					
Less: Liquidation Value of Series A-2 Convertible Preferred Units as of June 30, 2019		(60.9)					
Less: Liquidation Value of Series C Convertible Preferred Units as of June 30, 2019		(137.2)					
Total Common Equity Value		**$23.2**	**$448.0**				
Estimated Total Units Outstanding as of June 30, 2019[6]		55.4					
Value per LP Unit		**$0.42**	**$8.09**				
Incremental Value of Divestitures[7]		**($326.2)**	**($165.8)**				
Estimated Total Units Outstanding as of June 30, 2019[6]		55.4					
Incremental Value per LP Unit		**($5.89)**	**($2.99)**				
Value per LP Unit Adjusted for Divestitures		**($5.47)**	**$5.09**				

For Reference Only

Note: Blended weighted average WACC and EBITDA exit multiple (excluding Delta House) applied to value of corporate G&A valuation
1. Based on 2019E EBITDA
2. Assumes divestiture of Chatom Bazor Ridge and Lavaca for $130.0 million
3. Based on Discounted Cash Flow Analysis
4. Based on 4Q 2018 annualized EBITDA
5. Assumes liquidation value of zero to $5.0 million
6. As of June 30, 2019 and includes 980,889 general partner units and 381,149 LTIP units issued from March 2019 to June 2019
7. Assumes $246.6 million to $308.3 million valuation for Chatom Bazor Ridge and Lavaca based on the impact of the sale of Chatom Bazor Ridge and Lavaca on the valuation of Natural Gas Gathering and Processing in the 2020E Peer Trading Analysis

EVERCORE 77 AMID

Preliminary Valuation

Precedent MLP Buy-ins and Midstream Mergers

For Reference Only

Selected MLP Buy-ins

Date Announced	Acquiror(s) / Target	Consideration	Premium[1]: 1-Day Prior Spot	Premium[1]: 30-Day VWAP	Premium[1]: 60-Day VWAP	Premium[1]: 90-Day VWAP
02/05/19	SunCoke Energy, Inc. / SunCoke Energy Partners, L.P.	Stock-for-Unit	9.3%	31.2%	26.5%	18.9%
07/10/18	ArcLight Energy Partners Fund VI, L.P. / TransMontaigne Partners L.P.	Cash-for-Unit	13.5%	8.6%	8.2%	10.2%
11/08/18	Western Gas Equity Partners, LP / Western Gas Partners, LP	Unit-for-Unit	7.6%	13.8%	9.3%	5.9%
10/22/18	EnLink Midstream, LLC / EnLink Midstream Partners, LP	Unit-for-Unit	1.1%	(0.6%)	1.5%	5.8%
10/19/18	Valero Energy Corporation / Valero Energy Partners LP	Cash-for-Unit	6.0%	11.9%	10.9%	10.2%
10/09/18	Antero Midstream GP LP / Antero Midstream Partners LP	Cash/Stock-for-Unit	18.6%	6.6%	7.3%	8.2%
10/08/18	Navios Maritime Acquisition Corp. / Navios Maritime Midstream Partners, LP[2]	Stock-for-Unit	9.3%	4.8%	(1.4%)	(5.8%)
08/01/18	Energy Transfer Equity, L.P. / Energy Transfer Partners, L.P.	Unit-for-Unit	11.2%	19.2%	22.3%	27.4%
05/17/18	The Williams Companies, Inc. / Williams Partners L.P.[3]	Stock-for-Unit	13.6%	5.8%	1.0%	3.4%
05/17/18	Enbridge Inc. / Enbridge Energy Partners, L.P.	Stock-for-Unit	13.9%	15.9%	10.4%	0.8%
05/17/18	Enbridge Inc. / Spectra Energy Partners, LP	Stock-for-Unit	20.8%	18.7%	13.7%	7.6%
03/26/18	Tallgrass Energy GP, LP / Tallgrass Energy Partners, L.P.[4]	Stock-for-Unit	0.1%	6.4%	9.2%	8.7%
01/02/18	Archrock, Inc. / Archrock Partners, L.P.	Stock-for-Unit	23.4%	27.7%	21.6%	18.6%
06/02/17	World Point Terminals, Inc. / World Point Terminals, LP	Cash-for-Unit	5.8%	3.4%	3.2%	3.5%
05/18/17	Energy Transfer Partners, LP / PennTex Midstream Partners, LP	Cash-for-Unit	20.1%	19.9%	22.6%	24.4%
03/02/17	VTTI B.V. / VTTI Energy Partners LP	Cash-for-Unit	6.0%	6.8%	14.2%	13.5%
02/01/17	ONEOK, Inc. / ONEOK Partners, L.P.	Stock-for-Unit	25.8%	22.4%	26.2%	29.0%
01/27/17	Enbridge Energy Co, Inc. / Midcoast Energy Partners, L.P.	Cash-for-Unit	(8.6%)	5.4%	11.3%	5.8%
		Median	**10.3%**	**10.2%**	**10.7%**	**8.4%**
		Mean	**11.0%**	**12.7%**	**12.1%**	**10.9%**

Selected Midstream Mergers

Date Announced	Acquiror(s) / Target	Consideration	Premium[1]: 1-Day Prior Spot	Premium[1]: 30-Day VWAP	Premium[1]: 60-Day VWAP	Premium[1]: 90-Day VWAP
04/26/18	EQT Midstream Partners, LP / Rice Midstream Partners LP	Unit-for-Unit	9.8%	12.5%	6.1%	2.9%
08/29/17	Zenith Energy U.S., L.P. / Arc Logistics Partners LP	Cash-for-Unit	15.2%	12.3%	12.1%	12.2%
08/14/17	Andeavor Logistics LP / Western Refining Logistics, LP	Unit-for-Unit	6.4%	NA	NA	NA
		Median	**9.8%**	**12.4%**	**9.1%**	**7.5%**
		Mean	**10.5%**	**12.4%**	**9.1%**	**7.5%**

Source: Bloomberg, FactSet, public filings
1. VWAP premiums paid are calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of the acquiror's shares / units on the last trading day prior to announcement plus any cash received, by the 30, 60 or 90 trading day VWAP of the target as calculated from the last undisturbed trading day prior to the announcement
2. VWAP premiums paid are calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of the acquiror's shares on the last trading day prior to announcement by the 30, 60 or 90 trading day VWAP of the target as calculated from the last trading day prior to the announcement
3. VWAP premiums paid is calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of WMB's shares on the last trading day prior to announcement by the 30, 60 or 90 trading day VWAP of the target as calculated from March 15, 2018, or after the FERC announcement of MLP income tax recovery disallowance
4. VWAP premiums paid is calculated by the 30, 60 or 90 trading day VWAP of acquiror divided by the 30, 60 or 90 trading day VWAP of the target multiplied by the exchange ratio

EVERCORE 78 AMID

Preliminary Valuation

Premiums Paid Analysis

For Reference Only

Premiums Paid

As of September 27, 2018

	1-Day Spot			30-Day VWAP			60-Day VWAP			90-Day VWAP		
AMID Common Unit Price		$5.75			$6.28			$6.91			$7.49	
Historical MLP Merger Premium Range	(8.6%)	–	25.8%	(0.6%)	–	27.7%	(1.4%)	–	26.2%	(5.8%)	–	29.0%
Implied AMID Common Unit Price Range	**$5.26**	–	**$7.24**	**$6.25**	–	**$8.02**	**$6.82**	–	**$8.73**	**$7.05**	–	**$9.66**
Median MLP Merger Premium		10.3%			10.2%			10.7%			8.4%	
Median Implied Transaction Price		**$6.34**			**$6.93**			**$7.65**			**$8.12**	

As of January 3, 2019

	1-Day Spot			30-Day VWAP			60-Day VWAP			90-Day VWAP		
AMID Common Unit Price		$3.15			$4.31			$5.01			$5.31	
Historical MLP Merger Premium Range	(8.6%)	–	25.8%	(0.6%)	–	27.7%	(1.4%)	–	26.2%	(5.8%)	–	29.0%
Implied AMID Common Unit Price Range	**$2.88**	–	**$3.96**	**$4.29**	–	**$5.51**	**$4.94**	–	**$6.32**	**$5.00**	–	**$6.85**
Median MLP Merger Premium		10.3%			10.2%			10.7%			8.4%	
Median Implied Transaction Price		**$3.47**			**$4.76**			**$5.54**			**$5.75**	

Source: Bloomberg

EVERCORE 79 AMID

A. Preliminary Valuation of Natural Gas Gathering & Processing

EVERCORE

Preliminary Valuation of Natural Gas Gathering and Processing

Summary Valuation

($ in millions)



Discounted Cash Flow Analysis
Precedent M&A Analysis
Peer Trading Analysis
2019E
Peer Trading Analysis
2020E
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$–
$656.9
$471.3
$447.7
$234.3
$424.3
$347.1
$597.1
$477.7

7.5% – 8.5% WACC		2019E and 2020E Multiple Range Selected		2019E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 9.0x – 11.0x	Perpetuity Growth Rate: 0.75% – 1.25%	2019E EBITDA Multiple 7.0x – 9.0x	2020E EBITDA Multiple 7.0x – 9.0x	2019E EBITDA Multiple 9.0x – 11.0x	2020E EBITDA Multiple 8.0x – 10.0x

EVERCORE 80 AMID

Preliminary Valuation of Natural Gas Gathering and Processing

Discounted Cash Flow Analysis – Assumptions

- Evercore utilized the following assumptions to analyze AMID natural gas gathering and processing assets' discounted cash flows:
  - Discounted the projected cash flows to June 30, 2019
  - EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections, assuming no asset sales
  - Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket)
  - Mid-point discount rate of 8.0% utilizing WACC based on CAPM
  - Terminal value based on a (i) 9.0x to 11.0x EBITDA exit multiple and (ii) 0.75% to 1.25% perpetuity growth rate
    - Tax depreciation assumed to equal maintenance capital expenditures in perpetuity

EVERCORE 81 AMID

Preliminary Valuation of Natural Gas Gathering and Processing Discounted Cash Flow Analysis ($ in millions) For the Six Months Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA $23.2 $59.7 $68.6 $71.8 $73.1 $73.1 $73.1 Less: Tax Depreciation and Amortization (602.3) (58.0) (32.4) (29.1) (22.5) (3.0) EBIT ($579.1) $1.7 $36.2 $42.7 $50.7 $70.1 Less: Cash Taxes — (0.1) (1.7) (2.0) (2.4) (25.9) EBIAT ($579.1) $1.7 $34.5 $40.7 $48.3 $44.2 Plus: Tax Depreciation and Amortization 602.3 58.0 32.4 29.1 22.5 3.0 Less: Growth Capital Expenditures (42.4) (55.0) (29.4) (26.1) (25.1) —Less: Maintenance Capital Expenditures (1.2) (3.0) (3.0) (3.0) (3.0) (3.0) Unlevered Free Cash Flow ($20.3) $1.7 $34.5 $40.7 $42.7 $44.2 EBITDA Multiple / Perpetuity Growth Rate 10.0x 1.0% Terminal Value $731.2 $637.4 PV of Terminal Value @ 8.0% Discount Rate $517.1 $450.8 Plus: PV of Unlevered Free Cash Flow @ 8.0% Discount Rate 74.8 Implied Enterprise Value $591.9 $525.6 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 8.0x 9.0x 10.0x 11.0x 12.0x 0.50% 0.75% 1.00% 1.25% 1.50% 7.0% $508.8 $562.7 $616.7 $670.6 $724.5 7.0% $581.1 $602.6 $625.8 $651.1 $678.6 CC 7.5% 498.5 551.3 604.1 656.9 709.7 CC 7.5% 534.1 552.3 571.8 592.9 615.8 WA 8.0% 488.5 540.2 591.9 643.6 695.4 WA 8.0% 493.4 509.0 525.6 543.4 562.7 8.5% 478.7 529.4 580.0 630.7 681.3 8.5% 457.9 471.3 485.6 500.9 517.2 9.0% 469.2 518.8 568.4 618.0 667.6 9.0% 426.7 438.3 450.7 463.9 477.9 82 Preliminary Valuation of Natural Gas Gathering and Processing Precedent M&A Transaction Analysis ($ in millions) Precedent Transactions – Low Growth Natural Gas Gathering and Processing Date Transaction EBITDA Announced Acquiror / Target (Seller) Value Multiple 11/2018 Elevate Midstream Partners / Orion Pipeline NA 7.6x 11/2016 Tesoro Logistics LP / Williston G&P Assets (Whiting Oil and Gas Corp.) $700.0 6.7 11/2016 CONE Midstream Partners LP / 25% Additional Interest in Anchor Systems (CONSOL Energy Inc. and Noble Energy, Inc.) 248.0 7.5 07/2016 Sanchez Production Partners LP / 50% interest in Carnero Gathering, LLC (Sanchez Energy Corporation) 44.4 6.3 09/2015 Sanchez Production Partners LP / Pipeline, Gathering and Compression Assets in Western Catarina (Sanchez Energy Corporation) 345.8 9.4 08/2015 Azure Midstream Partners, LP / Azure ETG, LLC gathering and processing system (Azure Midstream Energy, LLC) 83.0 6.2 03/2014 Summit Midstream Partners, LP / Red Rock Gathering Company, LLC (Summit Midstream Partners, LLC) 305.0 8.6 05/2013 MarkWest Energy Partners, L.P. / Granite Wash Gathering and Processing Assets (Chesapeake Energy Corporation) 245.0 8.2 02/2013 Western Gas Partners, LP / 33.75% Interest in Liberty and Rome Gas Gathering Systems (Anadarko Petroleum Corporation) 490.0 7.6 08/2012 Eagle Rock Energy Partners / Sunray and Hemphill processing plants and associated 2,500 mile gathering system (BP America Production Co.) 227.5 9.5 All Transactions Mean 7.7x Median 7.6 Summary Results 2019E EBITDA $38.6 Plus: Adjustment for Full Year Effect of Acquisition of Pascagoula Plant 1.6 Relevant 2019E EBITDA $40.2 Relevant EBITDA Multiple 7.0x—9.0x Implied Enterprise Value as of December 31, 2019E $281.3—$361.6 Implied Enterprise Value Range on June 30, 2019E @ 8.0% Discount Rate $275.9 $354.7 Less: Present Value of June 30, 2019E to December 31, 2019E Growth Capital Expenditures @ 8.0% Discount Rate ($41.6) Implied Enterprise Value Range—2019E EBITDA $234.3—$313.2 2020E EBITDA $59.7 Plus: Adjustment for Full Year Effect of Longview Expansion 4.8 Relevant 2020E EBITDA $64.5 Relevant EBITDA Multiple 7.0x—9.0x Implied Enterprise Value as of December 31, 2020E $451.8—$580.8 Implied Enterprise Value Range on June 30, 2019E @ 8.0% Discount Rate $418.3 $537.8 Less: Present Value of June 30, 2019E to December 31, 2020E Growth Capital Expenditures @ 8.0% Discount Rate ($90.1) Implied Enterprise Value Range—2020E EBITDA $328.1—$447.7 Implied Enterprise Value Range $234.3 $447.7 Source: Public filings, Wall street research 83

Preliminary Valuation of Natural Gas Gathering and Processing

Peer Group Trading Analysis

($ in millions, except per unit or share amounts)

Partnership / Corporation	Price 3/15/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Natural Gas Gathering and Processing									
CNX Midstream Partners LP	$14.61	$948.9	$1,490.1	7.0x	6.0x	9.9%	10.7%	8.8%	18.7%
Crestwood Equity Partners LP	34.15	2,432.2	4,977.9	10.4	9.2	7.0%	7.0%	3.6%	10.6%
DCP Midstream Partners, LP	31.14	4,554.0	10,640.4	8.9	7.8	10.0%	10.0%	1.6%	11.7%
Enable Midstream Partners, LP	14.59	6,321.1	10,991.1	9.6	9.5	8.7%	8.7%	3.7%	12.4%
Hess Midstream Partners LP	22.33	1,243.6	1,223.3	11.0	9.2	6.6%	7.3%	11.3%	17.9%
Noble Midstream Partners LP	37.25	1,482.1	2,774.6	10.3	7.5	6.3%	7.1%	17.7%	24.0%
Summit Midstream Partners, LP	9.33	781.0	2,647.1	8.5	8.1	24.7%	24.7%	NM	NM
Targa Resources Corp.	40.04	9,295.0	15,918.1	12.9	10.2	9.1%	9.1%	2.6%	11.7%
Mean				**9.8x**	**8.4x**	**10.3%**	**10.6%**	**7.0%**	**15.3%**
Median				**10.0**	**8.6**	**8.9%**	**8.9%**	**3.7%**	**12.4%**

Summary Results

2019E EBITDA		$38.6	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Based on 2019E EBITDA	**$347.1**	**-**	**$424.3**
2020E EBITDA		$59.7	
Relevant EBITDA Multiple	8.0x	-	10.0x
Implied Enterprise Value Based on 2020E EBITDA	**$477.7**	**-**	**$597.1**

Source: FactSet, Public filings

EVERCORE 84 AMID

B. Preliminary Valuation of Natural Gas Transportation

EVERCORE

Preliminary Valuation of Natural Gas Transportation Summary Valuation ($ in millions) Peer Trading Analysis Discounted Cash Flow Analysis Precedent M&A Analysis 2019E 2020E $350.0 $325.0 $300.0 $275.0 $255.7 $258.3 $250.0 $245.8 $236.0 $225.0 $223.4 $200.0 $211.4 $186.8 $175.0 $150.0 $165.5 $125.0 $100.0 $75.0 $50.0 10.0% – 11.0% WACC 2019E and 2020E Multiple Range Selected 2019E Multiple Range Selected 2020E Multiple Range Selected 2023E EBITDA Perpetuity Growth 2019E EBITDA 2020E EBITDA 2019E EBITDA 2020E EBITDA Multiple: Rate: Multiple Multiple Multiple Multiple 10.0x – 11.0x 1.75% – 2.25% 9.0x – 11.0x 9.0x – 11.0x 10.0x – 11.0x 9.0x – 11.0x 85 Preliminary Valuation of Natural Gas Transportation Discounted Cash Flow Analysis – Assumptions ? Evercore utilized the following assumptions to analyze AMID natural gas transportation assets’ discounted cash flows: ? Discounted the projected cash flows to June 30, 2019 ? EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections ? Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket) ? Mid-point discount rate of 10.5% utilizing WACC based on CAPM ? Terminal value based on a (i) 10.0x to 11.0x EBITDA exit multiple and (ii) 1.75% to 2.25% perpetuity growth rate • Tax depreciation assumed to equal maintenance capital expenditures in perpetuity 86

Preliminary Valuation of Natural Gas Transportation Discounted Cash Flow Analysis ($ in millions) For the Six Months Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA $11.3 $23.5 $25.2 $26.0 $26.0 $26.0 $26.0 Less: Tax Depreciation and Amortization (215.5) (4.6) (4.4) (3.5) (2.8) (3.5) EBIT ($204.2) $18.9 $20.8 $22.5 $23.2 $22.5 Less: Cash Taxes — (0.9) (1.0) (1.1) (1.1) (8.3) EBIAT ($204.2) $18.0 $19.8 $21.4 $22.1 $14.2 Plus: Tax Depreciation and Amortization 215.5 4.6 4.4 3.5 2.8 3.5 Less: Growth Capital Expenditures (3.8) (1.1) (0.9) — — —Less: Maintenance Capital Expenditures (1.6) (3.5) (3.5) (3.5) (3.5) (3.5) Unlevered Free Cash Flow $5.9 $18.0 $19.8 $21.4 $21.4 $14.2 EBITDA Multiple / Perpetuity Growth Rate 10.5x 2.00% Terminal Value $273.4 $170.4 PV of Terminal Value @ 10.5% Discount Rate $174.4 $108.7 Plus: PV of Unlevered Free Cash Flow @ 10.5% Discount Rate 68.5 Implied Enterprise Value $242.9 $177.2 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 9.5x 10.0x 10.5x 11.0x 11.5x 1.75% 1.75% 2.00% 2.25% 2.25% 9.5% $234.3 $243.0 $251.6 $260.3 $269.0 9.5% $193.8 $193.8 $198.3 $203.0 $203.0 C AC 10.0% 230.3 238.8 247.2 255.7 264.2 C AC 10.0% 183.2 183.2 187.1 191.2 191.2 W 10.5% 226.3 234.6 242.9 251.2 259.5 W 10.5% 173.8 173.8 177.2 180.8 180.8 11.0% 222.5 230.6 238.7 246.9 255.0 11.0% 165.5 165.5 168.4 171.5 171.5 11.5% 218.7 226.6 234.6 242.6 250.6 11.5% 157.9 157.9 160.5 163.3 163.3 87 Preliminary Valuation of Natural Gas Transportation Precedent M&A Transaction Analysis ($ in millions) Precedent Transactions – Non-FERC Natural Gas Transportation Transaction Date Transaction Value / Announced Acquiror / Target (Seller) Value EBITDA 1/2019 NEXUS Gas Transmission, LLC (Enbridge Inc.; DTE Energy Company) / Generation Pipeline LLC $160.0 14.4x 8/2015 NextEra Energy Partners, LP / NET Midstream (ArcLight Capital Partners) 2,000.0 13.3 3/2014 Southcross Energy Partners LP / 50 miles of natural gas pipelines near Corpus Christi, Texas (Onyx Midstream LP) 40.0 7.0 4/2010 Regency Energy Partners / 7.0% of Haynesville Joint Venture (GE Energy Financial Services) 92.0 9.9 11/2009 American Midstream Partners, LP. / Enbridge Pipelines (Midla) LLC and Enbridge Pipelines (AlaTenn) LLC 151.0 11.2 Median 10.6x Mean 10.4 Precedent Transactions – FERC-Regulated Natural Gas Transportation Transaction Transaction Date Value Value / Announced Acquiror / Target (Seller) ($MM) EBITDA 2/2018 Tallgrass Energy GP / 25.01% interest in Rockies Express Pipeline LLC (Tallgrass Development LP) $1,044.0 6.4x 6/2017 TC Pipelines / 49.3% interest in Iroquois Gas Transmission System, LP and 11.8% interest in Portland Natural Gas Transmission (TransCanada Corp.) 765.0 10.9 4/2017 Tallgrass Energy Partners, LP / 24.99% interest in Rockies Express Pipeline LLC (Tallgrass Development, LP) 1,043.5 6.6 10/2016 Dominion Midstream Partners / Questar Pipeline LLC (Dominion Resources) 1,725.0 10.0 7/2016 Southern Company / 50% Interest in Southern Natural Gas Pipeline System (Kinder Morgan) 2,075.0 10.4 5/2016 Tallgrass Energy Partners, LP / 25% interest in Rockies Express Pipeline LLC (Sempra U.S. Gas and Power) 1,084.0 6.9 11/2015 Kinder Morgan, Inc. and Brookfield Infrastructure Partners LP / Natural Gas Pipeline Company of America LLC (Myria Holdings, Inc.) 3,400.0 13.1 8/2015 Dominion Midstream Partners, LP / 26% interest in Iroquois Gas Transmission System, LP (National Grid and New Jersey Resources Corp.) 286.5 9.8 5/2015 GE Energy Financial Services and Caisse de dépôt et placement du Québec / Southern Star Central Corp (Morgan Stanley Infrastructure) 1,550.2 11.6 4/2015 Dominion Midstream Partners, LP / Dominion Carolina Gas Transmission, LLC (Dominion Resources, Inc.) 495.0 13.0 2/2015 TC Pipelines, LP / 30% interest in Gas Transmission Northwest LLC (TransCanada Corporation) 446.0 10.4 12/2014 Dominion Resources, Inc. / Carolina Gas Transmission (SCANA Corporation) 492.9 13.0 10/2014 TC Pipelines, LP / 49.9% interest in Portland Natural Gas Transmission System (TransCanada Corp.) 233.0 10.1 10/2014 TC Pipelines, LP / 30% interest in Bison Pipeline LLC (TransCanada Corporation) 215.0 10.2 4/2014 El Paso Pipeline Partners, LP / 50% interest in Ruby Pipeline and Gulf LNG and 47.5% interest in Young Gas Storage (Kinder Morgan , Inc.) 2,000.0 9.0 7/2013 EQT Midstream Partners, LP / Sunrise Pipeline, LLC (EQT Corporation) 540.0 9.9 5/2013 TC PipeLines, LP / 45% interest in Gas Transmission Northwest LLC and Bison Pipeline LLC (TransCanada Corporation) 1,050.0 11.0 8/2012 Morgan Stanley Infrastructure Partners / Remaining 60% interest in Southern Star Central Corp (General Electric) 975.0 9.0 8/2012 Tallgrass Energy Partners, LP / Interstate Gas Transmission, Trailblazer Pipeline Co., Casper-Douglas, West Frenchie Draw & 50% interest in REX (Kinder Morgan, Inc.) 3,300.0 8.3 8/2012 Kinder Morgan Energy Partners, LP / Tennessee Gas Pipeline & 50% interest in El Paso Natural Gas (Kinder Morgan, Inc.) 6,220.0 8.0 7/2011 Energy Transfer Partners, LP / 50% interest in Citrus Corp. (Energy Transfer Equity, LP) 2,000.0 10.9 4/2011 TC Pipelines / 25% interest in Gas Transmission Northwest LLC (TransCanada Corporation) 405.0 9.5 4/2011 TC Pipelines / 25% interest in Bison Pipeline LLC (TransCanada Corporation) 200.0 12.5 Median 10.1x Mean 9.9 Source: Public filings, Wall street research 88

Preliminary Valuation of Natural Gas Transportation

Precedent M&A Transaction Analysis

($ in millions)

Summary Results

2019E EBITDA		$22.3	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value as of December 31, 2019E	$201.1	-	$245.8
Implied Enterprise Value Range on June 30, 2019E @ 10.5% Discount Rate	$196.1		$239.7
Less: Present Value of June 30, 2019E to December 31, 2019E Growth Capital Expenditures @ 10.5% Discount Rate		($3.7)	
Implied Enterprise Value Range - 2019E EBITDA	**$192.4**	-	**$236.0**
2020E EBITDA		$23.5	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value as of December 31, 2020E	$211.4	-	$258.3
Implied Enterprise Value Range on June 30, 2019E @ 10.5% Discount Rate	$191.3		$233.8
Less: Present Value of June 30, 2019E to December 31, 2020E Growth Capital Expenditures @ 10.5% Discount Rate		($4.4)	
Implied Enterprise Value Range - 2020E EBITDA	**$186.8**	-	**$229.3**
Implied Enterprise Value Range	**$186.8**		**$236.0**

Source: Public filings, Wall street research

EVERCORE 89 AMID AMERICAN MIDSTREAM

Preliminary Valuation of Natural Gas Transportation

Peer Group Trading Analysis

($ in millions, except per unit / share amounts)

Partnership / Corporation	Price 3/15/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Natural Gas Transportation									
EQT Midstream Partners, LP	$44.09	$9,146.8	$14,240.9	10.2x	8.2x	10.1%	10.6%	5.6%	15.7%
Enable Midstream Partners, LP	14.59	6,321.1	10,991.1	9.6	9.5	8.7%	8.7%	3.7%	12.4%
TC PipeLines, LP	35.36	2,572.9	4,719.9	10.5	10.4	7.4%	7.4%	--%	7.4%
Tallgrass Energy, LP	24.05	6,739.8	9,936.2	10.2	11.1	8.6%	9.0%	5.4%	14.1%
The Williams Companies, Inc.	27.56	33,498.7	57,116.7	11.3	10.6	5.5%	5.5%	9.9%	15.4%
Mean				**10.4x**	**10.0x**	**8.1%**	**8.2%**	**4.9%**	**13.0%**
Median				**10.2**	**10.4**	**8.6%**	**8.7%**	**5.4%**	**14.1%**

Summary Results

2019E EBITDA		$22.3	
Relevant EBITDA Multiple	10.0x	-	11.0x
Implied Enterprise Value Based on 2019E EBITDA	**$223.4**	-	**$245.8**
2020E EBITDA		$23.5	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Based on 2020E EBITDA	**$211.4**	-	**$258.3**

EVERCORE 90 AMID AMERICAN MIDSTREAM

C. Preliminary Valuation of Offshore Pipelines (Excl. Delta House)

Evercore

Preliminary Valuation of Offshore Pipelines (Excl. Delta House)

Summary Valuation

($ in millions)



Discounted Cash Flow Analysis
Precedent M&A Analysis
Peer Trading Analysis
2019E
Peer Trading Analysis
2020E
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$–
$628.1
$441.8
$573.1
$421.9
$767.2
$621.1
$801.6
$572.6
Other Offshore Pipelines
Destin – Okeanos

8.0% – 9.0% WACC		2019E and 2020E Multiple Range Selected		2019E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 8.5x – 10.5x	Perpetuity Growth Rate: (1.0%) – 1.0%	2019E EBITDA Multiple 6.0x – 8.0x	2020E EBITDA Multiple 6.0x – 8.0x	2019E EBITDA Multiple 8.5x – 10.5x	2020E EBITDA Multiple 7.5x – 10.5x

Evercore
91
AMID

Preliminary Valuation of Offshore Pipelines (Excl. Delta House) Discounted Cash Flow Analysis – Assumptions ? Evercore utilized the following assumptions to analyze AMID offshore pipeline assets’ discounted cash flows: ? Discounted the projected cash flows to June 30, 2019 ? EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections ? Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket) ? Mid-point discount rate of 8.5% utilizing WACC based on CAPM ? Terminal value based on a (i) 8.5x to 10.5x EBITDA exit multiple and (ii) (1.00%) to 1.00% perpetuity growth rate • Tax depreciation assumed to equal maintenance capital expenditures in perpetuity 92 Preliminary Valuation of Offshore Pipelines (Excl. Delta House) Discounted Cash Flow Analysis – Okeanos and Destin ($ in millions) AMID Financial Projections For the Six Months Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth 1 EBITDA $37.8 $65.8 $56.7 $51.9 $44.7 $41.6 $44.7 Less: Tax Depreciation and Amortization (423.1) (0.6) (0.6) (0.6) (0.5) (0.6) EBIT ($385.4) $65.2 $56.1 $51.3 $44.2 $44.1 Less: Cash Taxes — (3.1) (2.7) (2.4) (2.1) (16.3) EBIAT ($385.4) $62.1 $53.5 $48.8 $42.1 $27.8 Plus: Tax Depreciation and Amortization 423.1 0.6 0.6 0.6 0.5 0.6 Less: Growth Capital Expenditures — — — — — —Less: Maintenance Capital Expenditures (0.3) (0.6) (0.6) (0.6) (0.6) (0.6) Less: Change in Working Capital (0.2) 1.4 0.4 1.0 1.2 —Less: Change in Deferred Revenue (1.5) (3.1) (3.1) (3.1) (3.1) (3.1) Unlevered Free Cash Flow $35.7 $60.4 $50.8 $46.8 $40.2 $24.7 EBITDA Multiple / Perpetuity Growth Rate 8.5x —% Terminal Value $353.9 $290.9 PV of Terminal Value @ 8.5% Discount Rate $245.2 $201.5 Plus: PV of Unlevered Free Cash Flow @ 8.5% Discount Rate 199.5 Implied Enterprise Value $444.7 $401.0 Implied Enterprise Value (AMID’s 66.7% Share) $296.6 $267.5 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 7.5x 8.5x 9.5x 10.5x 11.5x (2.0%) (1.0%) —% 1.0% 2.0% 7.5% $285.9 $305.9 $326.0 $346.0 $366.1 7.5% $258.3 $274.1 $294.2 $320.5 $356.3 AC C 8.0% 281.6 301.2 320.9 340.5 360.1 C AC 8.0% 248.5 262.5 280.0 302.5 332.5 W 8.5% 277.4 296.6 315.8 335.1 354.3 W 8.5% 239.7 252.1 267.5 286.9 312.3 9.0% 273.3 292.1 311.0 329.8 348.6 9.0% 231.6 242.7 256.3 273.2 295.0 9.5% 269.3 287.7 306.2 324.6 343.1 9.5% 224.2 234.2 246.2 261.0 279.9 1. GAAP EBITDA adjusted by change in deferred revenue 93

Preliminary Valuation of Offshore Pipelines (Excl. Delta House)

Precedent M&A Transaction Analysis

($ in millions)

Precedent Transactions – Offshore Gathering (Excluding Corridor Pipelines)

Date Announced	Acquiror / Target (Seller)	Transaction Value	EBITDA Multiple
10/2018	BP Midstream Partners LP / Interest in Mardi Gras Transportation System Company LLC, URSA Oil Pipeline Company LLC and KM-Phoenix Holdings LLC (BP p.l.c.)	$486.0	9.4x
05/2018	Shell Midstream Partners, L.P. / Amberjack Pipeline Company LLC (Shell)	1,220.0	8.0
10/2017	American Midstream Partners, LP / 17% Interest in Destin Pipeline (ArcLight Capital Partners, LLC)	30.0	6.3
10/2017	American Midstream Partners, LP / 15.5% interest in Delta House (ArcLight Capital Partners, LLC)	125.4	7.1
08/2017	American Midstream Partners, LP / Remaining Interest in MPOG and AmPan (ArcLight Capital Partners, LLC)	52.0	7.0
06/2017	American Midstream Partners, LP / Vioska Knoll gathering system (Genesis Energy LP)	32.0	7.0
05/2017	Shell Midstream Partners, LP / The Delta, Na Kika and Refinery Gas pipelines (Shell Pipeline Company)	630.0	8.4
11/2016	American Midstream Partners, LP / 6.2% in Delta House (ArcLight Capital Partners, LLC)	48.8	6.0
09/2016	Shell Midstream Partners, L.P. / 20.0% interest in Mars Oil Pipeline Company and 49.0% interest in Odyssey Pipeline L.L.C. (Shell Pipeline Company LP)	350.0	8.4
11/2015	Shell Midstream Partners, L.P. / 100.0% Interest in Auger Pipeline System and Lockport Crude Terminal (Shell Pipeline Company LP)	390.0	8.6
07/2015	Shell Midstream Partners, L.P. / 36.0% interest in Poseidon Oil Pipeline Company, LLC (Shell Oil Products US)	350.0	9.5
04/2016	American Midstream Partners, LP / GoM offshore pipeline assets (ArcLight Capital Partners, LLC)	225.0	6.0
08/2015	American Midstream Partners, LP / 12.9% Interest in Delta House (ArcLight Capital Partners, LLC)	162.0	5.0
10/2011	Genesis Energy, L.P. / 28% interest in Poseidon Oil Pipeline Company, LLC, 29% interest in Odyssey Pipeline LLC and 23% interest in the Eugene Island Pipeline System (Marathon Oil Corporation)	179.0	8.0
06/2007	Williams Partners L.P. / 20.0% interest in Discovery Producer Services LLC (Williams)	78.0	7.1
	Mean		**7.5x**
	Median		**7.1**

Source: Public filings, Wall street research

EVERCORE 94 AMID

Preliminary Valuation of Offshore Pipelines (Excl. Delta House)

Precedent M&A Transaction Analysis – Okeanos and Destin

($ in millions)

Summary Results

2019E EBITDA		$62.0	
Less: Change in Deferred Revenue		(3.1)	
Relevant 2019E EBITDA		$59.0	
Relevant EBITDA Multiple	6.0x	-	8.0x
Implied Enterprise Value as of December 31, 2019E	$353.9	-	$471.8
Implied Enterprise Value Range on June 30, 2019E @ 8.5% Discount Rate	$346.7		$462.3
Less: Present Value of June 30, 2019E to December 31, 2019E Growth Capital Expenditures @ 8.5% Discount Rate		$--	
Implied Enterprise Value Range - 2019E EBITDA	**$346.7**	-	**$462.3**
2020E EBITDA		$65.8	
Less: Change in Deferred Revenue		(3.1)	
Relevant 2020E EBITDA		$62.8	
Relevant EBITDA Multiple	6.0x	-	8.0x
Implied Enterprise Value as of December 31, 2020E	$376.6	-	$502.2
Implied Enterprise Value Range on June 30, 2019E @ 8.5% Discount Rate	$347.1		$462.8
Less: Present Value of June 30, 2019E to December 31, 2020E Growth Capital Expenditures @ 8.5% Discount Rate		$--	
Implied Enterprise Value Range - 2020E EBITDA	**$347.1**	-	**$462.8**
Implied Enterprise Value Range	**$346.7**	-	**$462.8**
Implied Enterprise Value Range (AMID's 66.7% Share)	**$231.3**		**$308.7**

EVERCORE 95 AMID

Preliminary Valuation of Offshore Pipelines (Excl. Delta House) Peer Group Trading Analysis – Okeanos and Destin ($ in millions, except per unit amounts) Price Equity Enterprise Enterprise Value / EBITDA Distribution Yield Distribution Total Partnership / Corporation 3/15/19 Value Value 2019E 2020E Current 2019E Growth Return Offshore Pipelines Plains All American Pipeline, L.P. $24.30 $17,655.9 $29,090.9 10.6x 10.5x 4.9% 5.4% 9.6% 14.5% Genesis Energy, L.P. 22.62 2,771.8 6,955.5 10.0 9.5 9.5% 9.7% 0.5% 10.0% Shell Midstream Partners, L.P. 19.24 4,394.0 6,327.2 8.6 7.4 8.3% 8.9% 4.4% 12.7% Mean 9.7x 9.1x 7.6% 8.0% 4.8% 12.4% Median 10.0 9.5 8.3% 8.9% 4.4% 12.7% Summary Results 2019E EBITDA $62.0 Less: Change in Deferred Revenue (3.1) Relevant 2019E EBITDA $59.0 Relevant EBITDA Multiple 8.5x—10.5x Implied Enterprise Value Based on 2019E EBITDA $501.3—$619.3 Implied Enterprise Value (AMID’s 66.7% Share) $334.4—$413.0 2020E EBITDA $65.8 Less: Change in Deferred Revenue (3.1) Relevant 2020E EBITDA $62.8 Relevant EBITDA Multiple 7.5x—10.5x Implied Enterprise Value Based on 2020E EBITDA $470.8—$659.1 Implied Enterprise Value (AMID’s 66.7% Share) $314.0—$439.6 Source: FactSet, Public Filings 96 Preliminary Valuation of Offshore Pipelines (Excl. Delta House) Discounted Cash Flow Analysis – Other Offshore Pipelines ($ in millions) AMID Financial Projections For the Six Months Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA $16.6 $34.5 $32.8 $30.4 $28.0 $28.0 $28.0 Less: Tax Depreciation and Amortization (246.8) (4.0) (4.0) (4.0) (3.2) (4.0) EBIT ($230.2) $30.5 $28.8 $26.4 $24.8 $24.0 Less: Cash Taxes — (1.4) (1.4) (1.3) (1.2) (8.9) EBIAT ($230.2) $29.0 $27.4 $25.2 $23.7 $15.1 Plus: Tax Depreciation and Amortization 246.8 4.0 4.0 4.0 3.2 4.0 Less: Growth Capital Expenditures — — — — — —Less: Maintenance Capital Expenditures (4.3) (4.0) (4.0) (4.0) (4.0) (4.0) Unlevered Free Cash Flow $12.3 $29.0 $27.4 $25.2 $22.9 $15.1 EBITDA Multiple / Perpetuity Growth Rate 8.5x —% Terminal Value $238.3 $178.1 PV of Terminal Value @ 8.5% Discount Rate $165.1 $123.4 Plus: PV of Unlevered Free Cash Flow @ 8.5% Discount Rate 98.3 Implied Enterprise Value $263.4 $221.7 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 6.5x 7.5x 8.5x 9.5x 10.5x (2.0%) (1.0%) —% 1.0% 2.0% 7.5% $231.8 $252.1 $272.3 $292.6 $312.8 7.5% $213.0 $227.6 $246.0 $270.1 $303.0 AC C 8.0% 228.1 248.0 267.8 287.6 307.5 C AC 8.0% 204.2 217.1 233.1 253.8 281.3 W 8.5% 224.6 244.0 263.4 282.8 302.2 W 8.5% 196.2 207.6 221.7 239.6 262.9 9.0% 221.0 240.1 259.1 278.1 297.1 9.0% 188.9 199.1 211.6 227.1 247.1 9.5% 217.6 236.3 254.9 273.5 292.2 9.5% 182.3 191.4 202.4 216.1 233.4 97

Preliminary Valuation of Offshore Pipelines (Excl. Delta House)

Precedent M&A Transaction Analysis – Other Offshore Pipelines

($ in millions)

Summary Results

2019E EBITDA		$33.7	
Relevant EBITDA Multiple	6.0x	-	8.0x
Implied Enterprise Value as of December 31, 2019E	$202.4	-	$269.8
Implied Enterprise Value Range on June 30, 2019E @ 8.5% Discount Rate	$198.3		$264.4
Less: Present Value of June 30, 2019E to December 31, 2019E Growth Capital Expenditures @ 8.5% Discount Rate		$–	
Implied Enterprise Value Range - 2019E EBITDA	**$198.3**	-	**$264.4**
2020E EBITDA		$34.5	
Relevant EBITDA Multiple	6.0x	-	8.0x
Implied Enterprise Value as of December 31, 2020E	$206.8	-	$275.8
Implied Enterprise Value Range on June 30, 2019E @ 8.5% Discount Rate	$190.6		$254.2
Less: Present Value of June 30, 2019E to December 31, 2020E Growth Capital Expenditures @ 8.5% Discount Rate		$–	
Implied Enterprise Value Range - 2020E EBITDA	**$190.6**	-	**$254.2**
Implied Enterprise Value Range	**$190.6**	-	**$264.4**

EVERCORE 98 AMID

Preliminary Valuation of Offshore Pipelines (Excl. Delta House)

Peer Group Trading Analysis – Other Offshore Pipelines

($ in millions)

Partnership / Corporation	Price 3/15/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Offshore Pipelines									
Plains All American Pipeline, L.P.	$24.30	$17,655.9	$29,090.9	10.6x	10.5x	4.9%	5.4%	9.6%	14.5%
Genesis Energy, L.P.	22.62	2,771.8	6,955.5	10.0	9.5	9.5%	9.7%	0.5%	10.0%
Shell Midstream Partners, L.P.	19.24	4,394.0	6,327.2	8.6	7.4	8.3%	8.9%	4.4%	12.7%
Mean				**9.7x**	**9.1x**	**7.6%**	**8.0%**	**4.8%**	**12.4%**
Median				**10.0**	**9.5**	**8.3%**	**8.9%**	**4.4%**	**12.7%**

Summary Results

2019E EBITDA		$33.7	
Relevant EBITDA Multiple	8.5x	-	10.5x
Implied Enterprise Value Based on 2019E EBITDA	**$286.7**	-	**$354.2**
2020E EBITDA		$34.5	
Relevant EBITDA Multiple	7.5x	-	10.5x
Implied Enterprise Value Based on 2020E EBITDA	**$258.6**	-	**$362.0**

EVERCORE 99 AMID

D. Preliminary Valuation of Delta House

Evercore

Preliminary Valuation of Delta House

Summary Valuation – Delta House

($ in millions)

Discounted Cash Flow Analysis



$500.0
$400.0
$300.0
$200.0
$100.0
$–
$315.6
$258.6

8.0% – 9.0% WACC	
2025E EBITDA Multiple: 2.0x – 4.0x	Perpetuity Growth Rate: (11.0%) – (9.0%)

Evercore 100 AMID

Preliminary Valuation of Delta House Discounted Cash Flow Analysis – Assumptions ? Evercore utilized the following assumptions to analyze AMID’s share of Delta House’s discounted cash flows: ? Discounted the projected cash flows to June 30, 2019 ? EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections ? Mid-point discount rate of 8.5% utilizing WACC based on CAPM ? Terminal value based on a (i) 2.0x to 4.0x EBITDA exit multiple and (ii) (11.00%) to (9.00%) perpetuity growth rate • Tax depreciation assumed to equal maintenance capital expenditures in perpetuity 101 Preliminary Valuation of Delta House Discounted Cash Flow Analysis – Delta House ($ in millions) AMID Financial Projections For the Six Months Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E 2024E 2025E Multiple Growth 1 1 EBITDA $113.7 $242.7 $225.5 $199.8 $175.8 $133.9 $127.2 $71.5 $71.5 Less: Change in Deferred Revenue 9.8 (84.7) (86.7) (78.0) (78.0) (57.2) (55.6) Less: Change in Other Working Capital (8.9) 22.0 (0.8) 6.2 2.4 3.9 (1.2) Cash Flow Available for Distribution $114.6 $180.0 $138.1 $128.1 $100.2 $80.6 $70.3 $71.5 Less: Class B Carry — (1.2) (3.5) (3.3) (3.0) (2.4) (2.2) (2.2) (2.2) Class A Cash Flows $114.6 $178.8 $134.6 $124.8 $97.2 $78.2 $68.1 $69.4 3.0x (10%) Terminal Value $208.1 $337.4 PV of Terminal Value @ 8.5% Discount Rate $122.4 $198.5 Plus: PV of Unlevered Free Cash Flow @ 8.5% Discount Rate $653.1 Implied Enterprise Value $775.5 $851.6 Implied Enterprise Value (AMID’s 35.65% Share) $276.5 $303.6 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 1.0x 2.0x 3.0x 4.0x 5.0x (12.0%) (11.0%) (10.0%) (9.0%) (8.0%) 7.5% $253.3 $268.8 $284.2 $299.7 $315.1 7.5% $307.6 $312.2 $317.3 $323.1 $329.6 C AC 8.0% 250.3 265.3 280.3 295.3 310.3 C AC 8.0% 301.3 305.5 310.3 315.6 321.5 W 8.5% 247.4 261.9 276.5 291.0 305.6 W 8.5% 295.3 299.2 303.6 308.5 313.9 9.0% 244.5 258.6 272.7 286.9 301.0 9.0% 289.5 293.2 297.3 301.8 306.8 9.5% 241.7 255.4 269.1 282.8 296.5 9.5% 284.1 287.5 291.2 295.4 300.0 1. GAAP EBITDA adjusted by change in deferred revenue 102

E. Preliminary Valuation of Bakken Crude Oil Gathering

EVERCORE

Preliminary Valuation of Bakken Crude Oil Gathering

Summary Valuation

($ in millions)

Discounted Cash Flow Analysis	Precedent M&A Analysis	Peer Trading Analysis	Peer Trading Analysis
		2019E	2020E



$50.0
$40.0
$30.0
$20.0
$10.0
$–
$24.5
$17.9
$34.9
$19.2
$29.6
$24.0
$43.6
$34.9

12.0% – 13.0% WACC		2019E and 2020E Multiple Range Selected		2019E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 8.5x – 10.5x	Perpetuity Growth Rate: 1.75% – 2.25%	2019E EBITDA Multiple 7.0x – 9.0x	2020E EBITDA Multiple 7.0x – 9.0x	2019E EBITDA Multiple 8.5x – 10.5x	2020E EBITDA Multiple 8.0x – 10.0x

EVERCORE 103 AMID

Preliminary Valuation of Bakken Crude Oil Gathering Discounted Cash Flow Analysis – Assumptions ? Evercore utilized the following assumptions to analyze AMID’s Bakken crude oil gathering asset’s discounted cash flows: ? Discounted the projected cash flows to June 30, 2019 ? EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections, assuming no asset sales ? Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket) ? Mid-point discount rate of 12.5% utilizing WACC based on CAPM ? Terminal value based on a (i) 8.5x to 10.5x EBITDA exit multiple and (ii) 1.75% to 2.25% perpetuity growth rate • Tax depreciation assumed to equal maintenance capital expenditures in perpetuity 104 Preliminary Valuation of Bakken Crude Oil Gathering Discounted Cash Flow Analysis ($ in millions) AMID Financial Projections For the Six Months Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA $2.0 $4.4 $3.8 $2.9 $2.1 $2.1 $2.1 Less: Tax Depreciation and Amortization (20.8) (0.1) (0.1) (0.1) (0.0) (0.1) EBIT ($18.8) $4.3 $3.7 $2.8 $2.0 $2.0 Less: Cash Taxes — (0.2) (0.2) (0.1) (0.1) (0.7) EBIAT ($18.8) $4.1 $3.6 $2.7 $1.9 $1.3 Plus: Tax Depreciation and Amortization 20.8 0.1 0.1 0.1 0.0 0.1 Less: Growth Capital Expenditures — — — — — —Less: Maintenance Capital Expenditures (0.0) (0.1) (0.1) (0.1) (0.1) (0.1) Unlevered Free Cash Flow $2.0 $4.1 $3.6 $2.7 $1.9 $1.3 EBITDA Multiple / Perpetuity Growth Rate 9.5x 2.0% Terminal Value $19.6 $12.2 PV of Terminal Value @ 12.5% Discount Rate $11.5 $7.2 Plus: PV of Unlevered Free Cash Flow @ 12.5% Discount Rate 11.4 Implied Enterprise Value $23.0 $18.6 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 7.5x 8.5x 9.5x 10.5x 11.5x 1.75% 1.75% 2.00% 2.25% 2.25% 11.5% $21.1 $22.3 $23.6 $24.9 $26.1 11.5% $19.7 $19.7 $19.9 $20.2 $20.2 AC C 12.0% 20.8 22.0 23.3 24.5 25.8 C AC 12.0% 19.0 19.0 19.2 19.5 19.5 W 12.5% 20.5 21.7 23.0 24.2 25.4 W 12.5% 18.5 18.5 18.6 18.8 18.8 13.0% 20.3 21.5 22.6 23.8 25.0 13.0% 17.9 17.9 18.1 18.3 18.3 13.5% 20.0 21.2 22.3 23.5 24.7 13.5% 17.4 17.4 17.6 17.7 17.7 105

Preliminary Valuation of Bakken Crude Oil Gathering

Precedent M&A Transaction Analysis

($ in millions)

Precedent Transactions – Crude Oil Gathering

Date Announced	Acquiror / Target (Seller)	Transaction Value	Transaction Value / EBITDA
06/2017	Noble Midstream Partners LP / Additional interest in gathering assets in Delaware and DJ Basins (Noble Energy)	$270.0	8.7x
06/2017	Howard Energy Partners / Delaware Basin crude oil gathering and natural gas assets (WPX Energy Inc.)	863.0	10.8
08/2016	PBF Logistics / San Joaquin Valley Pipeline (PBF Energy)	175.0	8.8
05/2015	Summit Midstream Partners, LP / Crude oil and produced water gathering systems and transmission pipelines in the Bakken (Summit Midstream Partners, LLC)	255.0	11.4
01/2015	Kinder Morgan, Inc. / Hiland Partners	3,000.0	16.0
01/2015	EnLink Midstream Partners, LP and EnLink Midstream, LLC / LPC Crude Oil Marketing LLC	100.0	8.0
11/2013	Tesoro Logistics LP / Remaining portion of logistics assets related to Tesoro's acquisition of BP's Carson City assets (Tesoro Corporation)	650.0	10.4
09/2013	JP Energy Development / Wildcat Permian Services LLC	210.0	5.1
11/2012	Targa Resources Partners LP / Williston Basin crude oil pipeline and terminal system and natural gas gathering and processing operations (Saddle Butte Pipeline, LLC)	950.0	11.5
	Mean		**10.1x**
	Median		**10.4**

Precedent Transactions – Trucking

Date Announced	Acquiror / Target (Seller)	Transaction Value	Transaction Value / EBITDA
10/2018	Martin Midstream Partners L.P. / Martin Transport, Inc. (Martin Resource Management Corporation)	$135.0	5.7x
04/2018	PBF Logistics / Terminal, rail and trucking assets (Undisclosed and PBF Energy, Inc.)	125.4	6.9
06/2015	Ferrellgas Partners LP / Bridger Logistics, LLC	837.5	8.4
01/2015	EnLink Midstream Partners, LP / LPC Crude Oil Marketing LLC	100.0	8.0
12/2014	Delek Logistics Partners LP / FRANK Thompson Transport	12.0	5.0
06/2014	Rose Rock Midstream, LP / Crude oil trucking assets (Chesapeake Energy)	50.0	5.5
08/2013	Rose Rock Midstream, LP / Crude oil trucking assets (Barcas Field Services LLC)	47.0	5.5
02/2013	Global Partners LP / 60% membership interest in Basin Transload LLC	85.0	5.0
12/2012	NGL Energy Partners LP / Crude oil purchasing and logistics operations (Pecos Gathering & Marketing)	132.4	5.5
11/2012	Inergy Midstream, LP / Rangeland Energy, LLC	425.0	7.2
10/2012	Gibson Energy Inc. / OMNI Energy Services Corp.	445.0	5.5
06/2012	Quality Distribution, Inc. / Wylie Bice Trucking and RM Resources	100.4	7.9
05/2012	NGL Energy Partners LP / High Sierra Energy LP and High Sierra Energy GP, LLC	679.0	6.2
05/2010	Gibson Energy / Crude oil transportation and logistics operation (Taylor)	153.2	7.1
	Median		**6.0x**
	Mean		**6.4**

Source: Public filings, Wall street research

EVERCORE 106 AMID

Preliminary Valuation of Bakken Crude Oil Gathering

Precedent M&A Transaction Analysis

($ in millions)

Summary Results

2019E EBITDA		$2.8	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value as of December 31, 2019E	$19.7	-	$25.4
Implied Enterprise Value Range on June 30, 2019E @ 12.5% Discount Rate	$19.2		$24.6
Less: Present Value of June 30, 2019E to June 30, 2019E Growth Capital Expenditures @ 12.5% Discount Rate		$--	
Implied Enterprise Value Range - 2019E EBITDA	**$19.2**	-	**$24.6**
2020E EBITDA		$4.4	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value as of December 31, 2020E	$30.5	-	$39.2
Implied Enterprise Value Range on June 30, 2019E @ 12.5% Discount Rate	$27.1		$34.9
Less: Present Value of June 30, 2019E to June 30, 2020E Growth Capital Expenditures @ 12.5% Discount Rate		$--	
Implied Enterprise Value Range - 2020E EBITDA	**$27.1**	-	**$34.9**
Implied Enterprise Value Range	**$19.2**		**$34.9**

EVERCORE 107 AMID

Preliminary Valuation of Bakken Crude Oil Gathering

Peer Group Trading Analysis

($ in millions, except per unit amounts)

Partnership / Corporation	Price 3/15/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Crude Oil Gathering									
Delek Logistics Partners, LP	$32.46	$808.4	$1,504.3	7.9x	7.0x	10.0%	10.6%	3.0%	12.9%
Genesis Energy, L.P.	22.62	2,771.8	6,955.5	10.0	9.5	9.5%	9.7%	0.5%	10.0%
NGL Energy Partners LP	13.51	1,677.4	4,275.2	8.8	7.9	11.5%	11.5%	1.9%	13.4%
Plains All American Pipeline, L.P.	24.30	17,655.9	29,090.9	10.6	10.5	4.9%	5.4%	9.6%	14.5%
Mean				**9.3x**	**8.7x**	**9.0%**	**9.3%**	**3.7%**	**12.7%**
Median				**9.4**	**8.7**	**9.8%**	**10.1%**	**2.4%**	**13.2%**

Summary Results

2019E EBITDA		$2.8	
Relevant EBITDA Multiple	8.5x	-	10.5x
Implied Enterprise Value Based on 2019E EBITDA	**$24.0**	-	**$29.6**
2020E EBITDA		$4.4	
Relevant EBITDA Multiple	8.0x	-	10.0x
Implied Enterprise Value Based on 2020E EBITDA	**$34.9**	-	**$43.6**

EVERCORE 108 AMID

F. Preliminary Valuation of Silver Dollar Pipeline

EVERCORE

Preliminary Valuation of Silver Dollar Pipeline

Summary Valuation

($ in millions)

Discounted Cash Flow Analysis	Precedent M&A Analysis	Peer Trading Analysis	Peer Trading Analysis
		2019E	2020E



$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$–
$205.7
$150.1
$135.5
$56.3
$104.6
$84.7
$192.9
$154.3

9.5% – 10.5% WACC		2019E and 2020E Multiple Range Selected		2019E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 8.5x – 10.5x	Perpetuity Growth Rate: 1.75% – 2.25%	2019E EBITDA Multiple 7.0x – 9.0x	2020E EBITDA Multiple 7.0x – 9.0x	2019E EBITDA Multiple 8.5x – 10.5x	2020E EBITDA Multiple 8.0x – 10.0x

EVERCORE 109 AMID

Preliminary Valuation of Silver Dollar Pipeline

Discounted Cash Flow Analysis – Assumptions

- Evercore utilized the following assumptions to analyze Silver Dollar Pipeline's discounted cash flows:
  - Discounted the projected cash flows to June 30, 2019
  - EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections, assuming no asset sales
  - Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket)
  - Mid-point discount rate of 10.0% utilizing WACC based on CAPM
  - Terminal value based on a (i) 8.5x to 10.5x EBITDA exit multiple and (ii) 1.75% to 2.25% perpetuity growth rate
    - Tax depreciation assumed to equal maintenance capital expenditures in perpetuity

EVERCORE 110 AMID

Preliminary Valuation of Silver Dollar Pipeline Discounted Cash Flow Analysis ($ in millions) AMID Financial Projections For the Six Months Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA $6.2 $19.3 $22.0 $22.1 $22.7 $22.7 $22.7 Less: Tax Depreciation and Amortization (187.4) (13.1) (0.5) (0.4) (0.3) (0.4) EBIT ($181.2) $6.2 $21.5 $21.7 $22.4 $22.3 Less: Cash Taxes — (0.3) (1.0) (1.0) (1.1) (8.3) EBIAT ($181.2) $5.9 $20.5 $20.6 $21.4 $14.1 Plus: Tax Depreciation and Amortization 187.4 13.1 0.5 0.4 0.3 0.4 Less: Growth Capital Expenditures (12.0) (12.6) — — — —Less: Maintenance Capital Expenditures (0.2) (0.5) (0.5) (0.4) (0.4) (0.4) Unlevered Free Cash Flow ($6.1) $5.9 $20.5 $20.6 $21.3 $14.1 EBITDA Multiple / Perpetuity Growth Rate 9.5x 2.0% Terminal Value $216.0 $179.4 PV of Terminal Value @ 10.0% Discount Rate $140.7 $116.8 Plus: PV of Unlevered Free Cash Flow @ 10.0% Discount Rate 46.4 Implied Enterprise Value $187.0 $163.2 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 7.5x 8.5x 9.5x 10.5x 11.5x 1.75% 1.75% 2.00% 2.25% 2.25% 9.0% $163.4 $178.8 $194.3 $209.7 $225.1 9.0% $181.7 $181.7 $186.8 $192.3 $192.3 AC C 9.5% 160.4 175.5 190.6 205.7 220.8 C AC 9.5% 169.8 169.8 174.2 178.9 178.9 W 10.0% 157.4 172.2 187.0 201.9 216.7 W 10.0% 159.4 159.4 163.2 167.3 167.3 10.5% 154.5 169.1 183.6 198.1 212.6 10.5% 150.1 150.1 153.5 157.0 157.0 11.0% 151.7 165.9 180.2 194.4 208.6 11.0% 141.9 141.9 144.8 147.9 147.9 111 Preliminary Valuation of Silver Dollar Pipeline Precedent M&A Transaction Analysis ($ in millions) Precedent Transactions – Crude Oil Gathering Transaction Date Transaction Value / Announced Acquiror / Target (Seller) Value EBITDA 06/2017 Noble Midstream Partners LP / Additional interest in gathering assets in Delaware and DJ Basins (Noble Energy) $270.0 8.7x 06/2017 Howard Energy Partners / Delaware Basin crude oil gathering and natural gas assets (WPX Energy Inc.) 863.0 10.8 08/2016 PBF Logistics / San Joaquin Valley Pipeline (PBF Energy) 175.0 8.8 05/2015 Summit Midstream Partners, LP / Crude oil and produced water gathering systems and transmission pipelines in the Bakken (Summit Midstream Partners, LLC) 255.0 11.4 01/2015 Kinder Morgan, Inc. / Hiland Partners 3,000.0 16.0 01/2015 EnLink Midstream Partners, LP and EnLink Midstream, LLC / LPC Crude Oil Marketing LLC 100.0 8.0 11/2013 Tesoro Logistics LP / Remaining portion of logistics assets related to Tesoro’s acquisition of BP’s Carson City assets (Tesoro Corporation) 650.0 10.4 09/2013 JP Energy Development / Wildcat Permian Services LLC 210.0 5.1 11/2012 Targa Resources Partners LP / Williston Basin crude oil pipeline and terminal system and natural gas gathering and processing operations (Saddle Butte Pipeline, LLC) 950.0 11.5 Mean 10.1x Median 10.4 Precedent Transactions – Trucking Transaction Date Transaction Value / Announced Acquiror / Target (Seller) Value EBITDA 10/2018 Martin Midstream Partners L.P. / Martin Transport, Inc. (Martin Resource Management Corporation) $135.0 5.7x 04/2018 PBF Logistics / Terminal, rail and trucking assets (Undisclosed and PBF Energy, Inc.) 125.4 6.9 06/2015 Ferrellgas Partners LP / Bridger Logistics, LLC 837.5 8.4 01/2015 EnLink Midstream Partners, LP / LPC Crude Oil Marketing LLC 100.0 8.0 12/2014 Delek Logistics Partners LP / FRANK Thompson Transport 12.0 5.0 06/2014 Rose Rock Midstream, LP / Crude oil trucking assets (Chesapeake Energy) 50.0 5.5 08/2013 Rose Rock Midstream, LP / Crude oil trucking assets (Barcas Field Services LLC) 47.0 5.5 02/2013 Global Partners LP / 60% membership interest in Basin Transload LLC 85.0 5.0 12/2012 NGL Energy Partners LP / Crude oil purchasing and logistics operations (Pecos Gathering & Marketing) 132.4 5.5 11/2012 Inergy Midstream, LP / Rangeland Energy, LLC 425.0 7.2 10/2012 Gibson Energy Inc. / OMNI Energy Services Corp. 445.0 5.5 06/2012 Quality Distribution, Inc. / Wylie Bice Trucking and RM Resources 100.4 7.9 05/2012 NGL Energy Partners LP / High Sierra Energy LP and High Sierra Energy GP, LLC 679.0 6.2 05/2010 Gibson Energy / Crude oil transportation and logistics operation (Taylor) 153.2 7.1 Median 6.0x Mean 6.4 Source: Public filings, Wall street research 112

Preliminary Valuation of Silver Dollar Pipeline

Precedent M&A Transaction Analysis

($ in millions)

Summary Results

2019E EBITDA		$10.0	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value as of December 31, 2019E	$69.7	-	$89.7
Implied Enterprise Value Range on June 30, 2019E @ 10.0% Discount Rate	$68.1		$87.6
Less: Present Value of June 30, 2019E to December 31, 2019E Growth Capital Expenditures @ 10.0% Discount Rate		($11.8)	
Implied Enterprise Value Range - 2019E EBITDA	**$56.3**	-	**$75.8**
2020E EBITDA		$19.3	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value as of December 31, 2020E	$135.0	-	$173.6
Implied Enterprise Value Range on June 30, 2019E @ 10.0% Discount Rate	$122.7		$157.8
Less: Present Value of June 30, 2019E to December 31, 2020E Growth Capital Expenditures @ 10.0% Discount Rate		($22.4)	
Implied Enterprise Value Range - 2020E EBITDA	**$100.4**	-	**$135.5**
Implied Enterprise Value Range	**$56.3**		**$135.5**

EVERCORE 113 AMID

Preliminary Valuation of Silver Dollar Pipeline

Peer Group Trading Analysis

($ in millions, except per unit amounts)

Partnership / Corporation	Price 3/15/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Crude Oil Gathering									
Delek Logistics Partners, LP	$32.46	$808.4	$1,504.3	7.9x	7.0x	10.0%	10.6%	3.0%	12.9%
Genesis Energy, L.P.	22.62	2,771.8	6,955.5	10.0	9.5	9.5%	9.7%	0.5%	10.0%
NGL Energy Partners LP	13.51	1,677.4	4,275.2	8.8	7.9	11.5%	11.5%	1.9%	13.4%
Plains All American Pipeline, L.P.	24.30	17,655.9	29,090.9	10.6	10.5	4.9%	5.4%	9.6%	14.5%
Mean				**9.3x**	**8.7x**	**9.0%**	**9.3%**	**3.7%**	**12.7%**
Median				**9.4**	**8.7**	**9.8%**	**10.1%**	**2.4%**	**13.2%**

Summary Results

2019E EBITDA		$10.0	
Relevant EBITDA Multiple	8.5x	-	10.5x
Implied Enterprise Value Based on 2019E EBITDA	**$84.7**	-	**$104.6**
2020E EBITDA		$19.3	
Relevant EBITDA Multiple	8.0x	-	10.0x
Implied Enterprise Value Based on 2020E EBITDA	**$154.3**	-	**$192.9**

Source: FactSet, Public filings

EVERCORE 114 AMID

G. Preliminary Valuation of Cushing Terminal

EVERCORE

Preliminary Valuation of Cushing Terminal

Summary Valuation

($ in millions)



Discounted Cash Flow Analysis
Precedent M&A Analysis
Peer Trading Analysis
$100.0
$75.0
$50.0
$25.0
$--
$38.3
$31.7
$40.7
$32.5
$38.2
$33.7

10.0% – 11.0% WACC		2020E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 7.5x – 8.5x	Perpetuity Growth Rate: 1.75% – 2.25%	2020E EBITDA Multiple 8.0x – 10.0x	2020E EBITDA Multiple 7.5x – 8.5x

EVERCORE 115 AMID

Preliminary Valuation of Cushing Terminal Discounted Cash Flow Analysis – Assumptions ? Evercore utilized the following assumptions to analyze Cushing Terminal‘s discounted cash flows: ? Discounted the projected cash flows to June 30, 2019 ? EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections, assuming no asset sales ? Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket) ? Mid-point discount rate of 10.5% utilizing WACC based on CAPM ? Terminal value based on a (i) 7.5x to 8.5x EBITDA exit multiple and (ii) 1.75% to 2.25% perpetuity growth rate • Tax depreciation assumed to equal maintenance capital expenditures in perpetuity 116 Preliminary Valuation of Cushing Terminal Discounted Cash Flow Analysis ($ in millions) AMID Financial Projections For the Six Months Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA ($0.1) $4.5 $4.5 $4.5 $4.5 $4.5 $4.5 Less: Tax Depreciation and Amortization (35.1) — — — — (0.2) 1 EBIT ($35.2) $4.5 $4.5 $4.5 $4.5 $4.3 Less: Cash Taxes — (0.2) (0.2) (0.2) (0.2) (1.6) EBIAT ($35.2) $4.3 $4.3 $4.3 $4.3 $2.7 Plus: Tax Depreciation and Amortization 35.1 — — — — —Less: Growth Capital Expenditures — — — — — —Less: Maintenance Capital Expenditures — — — — — —Unlevered Free Cash Flow ($0.1) $4.3 $4.3 $4.3 $4.3 $2.7 EBITDA Multiple / Perpetuity Growth Rate 8.0x 2.0% Terminal Value $35.9 $32.3 PV of Terminal Value @ 10.5% Discount Rate $22.9 $20.6 Plus: PV of Unlevered Free Cash Flow @ 10.5% Discount Rate 13.3 Implied Enterprise Value $36.3 $33.9 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 7.0x 7.5x 8.0x 8.5x 9.0x 1.75% 1.75% 2.00% 2.25% 2.25% 9.5% $34.5 $36.0 $37.5 $39.0 $40.5 9.5% $37.1 $37.1 $37.9 $38.8 $38.8 C AC 10.0% 34.0 35.4 36.9 38.3 39.8 C AC 10.0% 35.1 35.1 35.8 36.6 36.6 W 10.5% 33.4 34.8 36.3 37.7 39.1 W 10.5% 33.3 33.3 33.9 34.6 34.6 11.0% 32.8 34.2 35.7 37.1 38.5 11.0% 31.7 31.7 32.2 32.8 32.8 11.5% 32.3 33.7 35.1 36.4 37.8 11.5% 30.2 30.2 30.7 31.3 31.3 1. Assumes maintenance capital expenditures equal to 5.0% of EBITDA 117

Preliminary Valuation of Cushing Terminal

Precedent M&A Transaction Analysis

($ in millions)

Precedent Transactions – Terminals

Date Announced	Acquiror / Target (Seller)	Transaction Value	EBITDA Multiple
09/2018	ArcLight Capital Partners, LLC / Two refined products and crude oil terminals located in Tacoma, WA and Baltimore, MD (Targa Resources Corp.)	$160.0	9.6x
02/2018	Delek Logistics Partners, LP / Big Spring Logistics assets including 15 storage tanks, salt wells, 4 light products terminals and certain other logistics assets (Delek US)	315.0	7.9
11/2017	TransMontaigne Partners / Martinez and Richmond Terminals (Plains All American)	275.0	10.0
11/2017	Andeavor Logistics LP / Anacortes Logistics Assets (Andeavor)	445.0	8.5
08/2017	International-Matex Tank Terminals / Epic Midstream, which operates a portfolio of seven terminals in the U.S. Southeast and Southwest with 3.1 MMBbls of refined petroleum, asphalt, biofuels and chemical storage capacity (White Deer Energy and Blue Water	171.5	11.0
06/2017	SemGroup Corporation / Houston Fuel Oil Terminal Company (Alinda Capital Partners)	2,100.0	18.3
04/2017	PBF Logistics LP / Toledo, Ohio, refined products terminal assets (Sunoco Logistics LP)	10.0	3.4
03/2017	Sprague Resources LP / Inwood and Lawrence, New York, terminal assets (Carbo Industries, Inc. and Carbo Realty, L.L.C.)	70.0	7.8
02/2017	Sprague Resources LP / Refined product terminal assets in Springfield, Massachusetts (Leonard E. Belcher, Inc.)	20.0	5.7
01/2017	Sprague Resources LP / Storage terminal and Wilkesbarre Pier in East Providence, Rhode Island (Capital Terminal Company)	23.0	3.8
01/2017	Tallgrass Energy Partners, LP / Tallgrass Terminals, LLC and Tallgrss NatGas Operator, LLC	140.0	8.0
12/2016	NGL Energy Partners LP / Port Hudson Terminal and Kingfisher Facility (Murphy Energy Corporation)	51.0	5.0
11/2016	Tesoro Logistics L.P. / Northern California terminalling and storage assets (Tesoro Corporation)	400.0	8.4
10/2016	NuStar Energy L.P. / Crude oil and refined products storage terminal in the Port of Corpus Christi, Texas (Martin Midstream Partners LP)	93.0	7.0
10/2016	Phillips 66 Partners / 30 crude oil, refined products and natural gas liquids logistics assets (Phillips 66)	1,300.0	8.7
09/2016	Western Refining Logistics / Certain terminalling, storage and other logistics assets (Western Refining Inc. / St. Paul Park Refining Co.)	210.0	8.5
08/2016	Valero Energy Partners / Meraux and Three Rivers Terminal services business (Valero Energy Corp.)	325.0	8.3
08/2016	VTTI Energy Partners LP / Additional 8.4% equity interest in VTTI MLP B.V. and associated pro-rata net debt (VTTI MLP Partners B.V.)	140.0	8.6
07/2016	Tesoro Logistics LP / Alaska crude oil, feedstock and refined product storage tanks and refined product terminals (Tesoro Corporation)	444.0	8.7
03/2016	Valero Energy Partners LP / McKee Terminal Services Business (Valero Energy Corporation)	240.0	8.6
02/2016	Phillips 66 Partners LP / 25% Controlling Interest in Phillips 66 Sweeny Frac LLC (Phillips 66)	236.0	9.7
02/2016	PBF Logistics LP / Four refined products terminals located near Philadelphia, Pennsylvania (Plains All American Pipeline, L.P.)	105.0	7.0
	All Transactions		
	Mean		8.2x
	Median		8.4

Source: Public filings, Wall street research

EVERCORE 118 AMID

Preliminary Valuation of Cushing Terminal

Precedent M&A Transaction Analysis

($ in millions)

Summary Results

2020E EBITDA		$4.5	
Relevant EBITDA Multiple	8.0x	-	10.0x
Implied Enterprise Value as of December 31, 2020E	$35.9	-	$44.9
Implied Enterprise Value Range on June 30, 2019E @ 10.5% Discount Rate	$32.5		$40.7
Less: Present Value of June 30, 2019E to December 31, 2020E Growth Capital Expenditures @ 10.5% Discount Rate		$–	
Implied Enterprise Value Range - 2020E EBITDA	**$32.5**	-	**$40.7**

EVERCORE 119 AMID

Preliminary Valuation of Cushing Terminal

Peer Group Trading Analysis

($ in millions, except per unit amounts)

Partnership	Price 3/15/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Crude Oil Storage									
Blueknight Energy Partners, L.P.	$1.06	$43.9	$602.9	9.9x	8.9x	NM	20.3%	(12.2%)	NM
Global Partners LP	19.00	650.3	1,781.8	8.2	8.0	10.5%	10.5%	--%	10.5%
Sprague Resources LP	15.78	358.7	1,012.3	8.4	7.7	16.9%	16.9%	0.2%	17.1%
USD Partners LP	11.00	297.9	497.0	8.2	7.4	13.1%	13.9%	NM	NM
Mean				**8.7x**	**8.0x**	**13.5%**	**15.4%**	**(4.0%)**	**13.8%**
Median				**8.3**	**7.9**	**13.1%**	**15.4%**	**0.0%**	**13.8%**

Summary Results

2020E EBITDA		$4.5	
Relevant EBITDA Multiple	7.5x	-	8.5x
Implied Enterprise Value Based on 2020E EBITDA	**$33.7**	-	**$38.2**
Implied Enterprise Value	**$33.7**	-	**$38.2**

Source: FactSet, Public Filings

EVERCORE 120 AMID

H. Preliminary Valuation of NGL JV Interests

EVERCORE

Preliminary Valuation of NGL JV Interests

Summary Valuation

($ in millions)



Discounted Cash Flow Analysis
Precedent M&A Analysis
Peer Trading Analysis
2019E
Peer Trading Analysis
2020E
$250.0
$200.0
$150.0
$100.0
$50.0
$173.3
$130.1
$179.7
$145.8
$198.7
$183.4
$189.8
$158.1

8.0% – 9.0% WACC		2019E and 2020E Multiple Range Selected		2019E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 12.0x – 13.0x	Perpetuity Growth Rate: 1.75% – 2.25%	2019E EBITDA Multiple 10.0x – 12.0x	2020E EBITDA Multiple 10.0x – 12.0x	2019E EBITDA Multiple 12.0x – 13.0x	2020E EBITDA Multiple 10.0x – 12.0x

EVERCORE 121 AMID

Preliminary Valuation of NGL JV Interests

Discounted Cash Flow Analysis – Assumptions

- Evercore utilized the following assumptions to perform a discounted cash flow analysis on AMID's 25.3% interest in Wilprise, 16.7% interest in Tri-State and 50.0% interest in Cayenne:
  - Discounted the projected cash flows to June 30, 2019
  - EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections
  - Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket)
  - Mid-point discount rate of 8.5% utilizing WACC based on CAPM
  - Terminal value based on a (i) 12.0x to 13.0x EBITDA exit multiple and (ii) 1.75% to 2.25% perpetuity growth rate
    - Tax depreciation assumed to equal maintenance capital expenditures in perpetuity

EVERCORE 122 AMID

Preliminary Valuation of NGL JV Interests Discounted Cash Flow Analysis ($ in millions) AMID Financial Projections For the Six Months Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA $5.2 $15.8 $15.4 $14.2 $13.2 $13.2 $13.2 Less: Tax Depreciation and Amortization (153.8) — — — — —EBIT ($148.5) $15.8 $15.4 $14.2 $13.2 $13.2 Less: Cash Taxes — (0.7) (0.7) (0.7) (0.6) (4.9) EBIAT ($148.5) $15.1 $14.6 $13.5 $12.6 $8.3 Plus: Tax Depreciation and Amortization 153.8 — — — — —Less: Growth Capital Expenditures — — — — — —Less: Maintenance Capital Expenditures — — — — — —Less: Change in Working Capital (0.0) (0.1) 0.1 0.2 0.2 —Unlevered Free Cash Flow $5.2 $15.0 $14.7 $13.8 $12.8 $8.3 EBITDA Multiple / Perpetuity Growth Rate 12.5x 2.0% Terminal Value $165.0 $130.5 PV of Terminal Value @ 8.5% Discount Rate $114.3 $90.4 Plus: PV of Unlevered Free Cash Flow @ 8.5% Discount Rate 51.4 Implied Enterprise Value $165.7 $141.8 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 11.5x 12.0x 12.5x 13.0x 13.5x 1.50% 1.75% 2.00% 2.25% 2.50% 7.5% $162.1 $166.8 $171.6 $176.4 $181.1 7.5% $154.0 $158.7 $163.8 $169.4 $175.6 C AC 8.0% 159.3 163.9 168.6 173.3 178.0 C AC 8.0% 143.8 147.7 151.9 156.5 161.5 W 8.5% 156.6 161.1 165.7 170.3 174.9 W 8.5% 134.9 138.2 141.8 145.7 149.8 9.0% 153.9 158.4 162.9 167.3 171.8 9.0% 127.3 130.1 133.1 136.4 139.9 9.5% 151.3 155.7 160.1 164.5 168.9 9.5% 120.6 123.0 125.6 128.4 131.4 123 Preliminary Valuation of NGL JV Interests Precedent M&A Transaction Analysis ($ in millions) Precedent Transactions – NGL Transportation Transaction Date Transaction Value / Announced Acquiror / Target (Seller) Value EBITDA 10/2017 Blackstone Energy Partners / 25% interest in Grand Prix Pipeline (Targa Resources Corp) $325.0 10.0x 10/2016 Phillips 66 Partners LP / 30 Crude, Products, and NGL Logistics Assets (Phillips 66) 1,300.0 8.7 6/2016 Riverstone Investment Group LLC / 50% Partner Interest in Utopia Pipeline Project (Kinder Morgan, Inc.) 300.0 12.0 5/2016 Phillips 66 Partners LP / Standish Pipeline and remaining 75% in Phillips 66 Sweeny Frac LLC (Phillips 66) 775.0 8.6 2/2015 Phillips 66 Partners LP / Interests in LLCs owning Sand Hills NGL pipelines and Explorer refined products pipeline (Phillips 66) 1,077.6 9.5 2/2015 NGL Energy Partners LP / NGL Storage Facility (Magnum NGLs LLC) 280.0 10.5 10/2014 ONEOK Partners, LP / 80% interest in WTLPG and 100% interest in Mesquite Pipeline (Chevron Corporation) 800.0 20.0 9/2014 Boardwalk Pipeline Partners, LP / Evangeline ethylene pipeline system (Chevron Petrochemical Pipeline LLC) 295.0 12.5 9/2014 Pembina Pipeline Corporation / Vantage Pipeline System and Mistral Midstream Inc.‘s interest in the Saskatchewan Ethane Extraction Plant (Riverstone Holdings LLC) 650.0 12.5 5/2014 Martin Midstream Partners LP / 20% interest in West Texas LPG Pipeline LP (Atlas Pipeline NGL Holdings, LLC) 134.4 14.5 DCP Midstream Partners, LP / 33.3% interest in each of Sand Hills and Southern Hills pipelines, remaining 20% interest in Eagle Ford system and the Lucerne 1 gas processing 2/2014 plant (DCP Midstream, LP) 1,150.0 12.0 2/2014 Western Gas Partners, LP / 20% interest in Texas Express Pipeline LLC and Texas Express Gathering LLC and a 33.3% interest in Front Range Pipeline LLC (Anadarko) 375.0 11.1 2/2014 Phillips 66 Partners LP / Gold Product Pipeline System and Medford Spheres (Phillips 66) 700.0 10.4 8/2013 DCP Midstream Partners, LP / 33.3% interest in Front Range Pipeline LLC (DCP Midstream, LP) 86.0 15.0 4/2011 Atlas Pipeline Partners LP / 20% interest in West Texas LPG Limited Partnership (Buckeye Partners, LP) 85.0 13.7 3/2011 Energy Transfer Partners, LP and Regency Energy Partners LP / Louis Dreyfus Highbridge Energy LLC 1,925.0 11.6 All Transactions Median 11.8x Mean 12.0 Source: Public filings, Wall street research 124

Preliminary Valuation of NGL JV Interests

Precedent M&A Transaction Analysis

($ in millions)

Summary Results

2019E EBITDA		$15.3	
Relevant EBITDA Multiple	10.0x	-	12.0x
Implied Enterprise Value as of December 31, 2019E	$152.9	-	$183.4
Implied Enterprise Value Range on June 30, 2019E @ 8.5% Discount Rate	$149.8		$179.7
Less: Present Value of June 30, 2019E to December 31, 2019E Growth Capital Expenditures @ 8.5% Discount Rate		$--	
Implied Enterprise Value Range - 2019E EBITDA	**$149.8**	-	**$179.7**
2020E EBITDA		$15.8	
Relevant EBITDA Multiple	10.0x	-	12.0x
Implied Enterprise Value as of December 31, 2020E	$158.1	-	$189.8
Implied Enterprise Value Range on June 30, 2019E @ 8.5% Discount Rate	$145.8		$174.9
Less: Present Value of June 30, 2019E to December 31, 2020E Growth Capital Expenditures @ 8.5% Discount Rate		$--	
Implied Enterprise Value Range - 2020E EBITDA	**$145.8**	-	**$174.9**
Implied Enterprise Value Range	**$145.8**		**$179.7**

EVERCORE 125 AMID

Preliminary Valuation of NGL JV Interests

Peer Group Trading Analysis

($ in millions, except per unit / share amounts)

Partnership / Corporation	Price 3/15/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Enterprise Products Partners L.P.	$28.13	$61,460.5	$87,732.6	11.8x	11.2x	6.2%	6.3%	2.6%	8.7%
ONEOK, Inc.	66.85	27,516.2	36,905.2	14.2	11.8	5.1%	5.4%	9.6%	14.7%
Phillips 66 Partners LP	51.84	6,564.8	10,357.8	8.3	7.3	6.4%	6.7%	4.9%	11.3%
Targa Resources Corp.	40.04	9,295.0	15,918.1	12.9	10.2	9.1%	9.1%	2.6%	11.7%
Mean				**11.8x**	**10.1x**	**6.7%**	**6.9%**	**4.9%**	**11.6%**
Median				**12.4**	**10.7**	**6.3%**	**6.5%**	**3.7%**	**11.5%**

Summary Results

2019E EBITDA		$15.3	
Relevant EBITDA Multiple	12.0x	-	13.0x
Implied Enterprise Value Based on 2019E EBITDA	**$183.4**	-	**$198.7**
2020E EBITDA		$15.8	
Relevant EBITDA Multiple	10.0x	-	12.0x
Implied Enterprise Value Based on 2020E EBITDA	**$158.1**	-	**$189.8**

Source: FactSet, Public filings

EVERCORE 126 AMID

I. Preliminary Valuation of AMID Corporate G&A Expenses

Evercore

Preliminary Valuation of AMID Corporate G&A Expenses

Summary Valuation

($ in millions)

Discounted Cash Flow Analysis	Precedent M&A Analysis	Peer Trading Analysis	
		2019E	2020E



$650.0
$600.0
$550.0
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$524.5
$424.1
$498.9
$337.1
$600.4
$508.2
$521.2
$405.2

8.3% – 9.3% WACC		2019E and 2020E Multiple Range Selected		2019E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 9.2x – 10.9x	Perpetuity Growth Rate: 1.75% – 2.25%	2019E EBITDA Multiple 7.4x – 9.3x	2020E EBITDA Multiple 7.4x – 9.3x	2019E EBITDA Multiple 9.2x – 10.9x	2020E EBITDA Multiple 8.1x – 10.5x

Evercore 127 AMID

Preliminary Valuation of AMID Corporate G&A Expenses Discounted Cash Flow Analysis – Assumptions ? Evercore utilized the following assumptions to perform a discounted cash flow analysis on AMID’s corporate G&A expenses ? Discounted the projected cash flows to June 30, 2019 ? Corporate G&A expenses per AMID Financial Projections ? Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket) ? Mid-point discount rate of 8.8% utilizing weighted average WACC used in Sum of the Parts Analysis ? Terminal value based on a (i) 9.2x to 10.9x EBITDA exit multiple based on weighted average peer trading multiple and (ii) 1.75% to 2.25% perpetuity growth rate • Based on weighted average EBITDA exit multiple and perpetuity growth rate used in the Sum of the Parts analysis 128 Preliminary Valuation of AMID Corporate G&A Expenses Discounted Cash Flow Analysis ($ in millions) AMID Financial Projections For the Six Months Ending December 31, For the Years Ending December 31, Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth Corporate G&A Expense $26.7 $49.8 $49.8 $49.8 $49.8 $49.8 $49.8 Corporate G&A Expense $26.7 $49.8 $49.8 $49.8 $49.8 $49.8 Less: Cash Taxes (6.3) (11.8) (11.8) (11.8) (11.8) (18.4) Unlevered Free Cash Flow $20.4 $38.0 $38.0 $38.0 $38.0 $31.4 Multiple / Perpetuity Growth Rate 10.1x 2.0% Terminal Value $502.3 $468.5 PV of Terminal Value @ 8.8% Discount Rate $343.2 $320.1 Plus: PV of Unlevered Free Cash Flow @ 8.8% Discount Rate 143.6 Implied Value of AMID Corporate G&A Liability $486.8 $463.7 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 8.2x 9.2x 10.1x 10.9x 11.9x 1.50% 1.75% 2.00% 2.25% 2.50% 7.8% $439.0 $474.4 $504.2 $533.9 $569.4 7.8% $504.7 $520.3 $537.3 $555.8 $576.1 C C 8.3% 431.5 466.3 495.4 524.5 559.3 C C 8.3% 470.2 483.4 497.6 513.0 529.7 A A W 8.8% 424.2 458.3 486.8 515.3 549.4 W 8.8% 440.4 451.6 463.7 476.7 490.7 9.3% 417.1 450.5 478.4 506.4 539.7 9.3% 414.4 424.1 434.4 445.5 457.3 9.8% 410.2 442.9 470.2 497.6 530.3 9.8% 391.5 399.9 408.8 418.4 428.5 129

Preliminary Valuation of AMID Corporate G&A Expenses

Precedent M&A Transaction and Peer Trading Analysis

($ in millions)

Precedent M&A Transaction Summary Results

2019E Corporate G&A Expense		$55.0	
Relevant Multiple[1]	7.4x	-	9.3x
Implied AMID Corporate G&A Liability Based on 2019E Expense	$404.8	-	$509.6
Implied Enterprise Value Range on June 30, 2019E @ 8.8% Discount Rate	**$396.3**		**$498.9**
2020E Corporate G&A Expense		$49.8	
Relevant Multiple[1]	7.4x	-	9.3x
Implied AMID Corporate G&A Liability Based on 2020E Expense	$366.8	-	$461.8
Implied Enterprise Value Range on June 30, 2019E @ 8.8% Discount Rate	**$337.1**		**$424.3**
Implied Value of AMID Corporate G&A Liability	**$337.1**		**$498.9**

Peer Trading Summary Results

2019E Corporate G&A Expense		$55.0	
Relevant Multiple[1]	9.2x	-	10.9x
Implied AMID Corporate G&A Liability Based on 2019E Expense	**$508.2**	-	**$600.4**
2020E Corporate G&A Expense		$49.8	
Relevant Multiple[1]	8.1x	-	10.5x
Implied AMID Corporate G&A Liability Based on 2020E Expense	**$405.2**	-	**$521.2**

1. Based on weighted average EBITDA multiple used in the Sum of the Parts analysis excluding Delta House

EVERCORE 130 AMID

VI. Illustrative AMID Unitholder Tax Analysis

EVERCORE

Illustrative AMID Unitholder Tax Analysis

AMID Unitholder Tax Analysis @ Illustrative Offer Price ($5.25 / unit) – Assumptions

- PricewaterhouseCoopers LLP ("PwC") provided the AMID unaffiliated unitholders tax liability by unit acquisition date information, which included the following:
  - **Adjusted Basis** – Represents the weighted average price acquired, plus cumulative income, less cumulative distributions and DD&A from the acquisition date to January 2018
  - **§751 Gain** – Recharacterization of gain or loss on the sale of a partnership interest from capital to ordinary on §751 property owned by the partnership
  - **Net Ordinary Gain / (Loss) per Unit** – Calculated as §751 Gain less Passive Loss Carryover assuming Passive Loss Carryover amounts are 100% available to offset Ordinary Gains
  - **Net Capital Gain / (Loss) per Unit** – Calculated as Total Gain / (Loss) per Unit less §751 Gain
  - **Estimated Taxes** – Calculated based on the Net Ordinary Gain / Loss per Unit and Net Capital Gain / (Loss) per Unit assuming the unitholder tax rates as set forth in table below

Type	Ordinary Gain Tax Rate (T1)	Capital Gain Tax Rate (T2)
Individual	29.6%	20.0%
Corporation	21.0%	21.0%
Partnership	29.6%	20.0%
Estate	29.6%	20.0%
Trust	29.6%	20.0%
Foreign	21.0%	21.0%
UBTI	21.0%	21.0%
Other	29.6%	20.0%

EVERCORE
131
AMID

Illustrative AMID Unitholder Tax Analysis

AMID Unitholder Tax Analysis by Year Acquired @ $5.25 per Unit

				Total Gain / (Loss) Per Unit			Ordinary Gain / (Loss) Per Unit			Capital Gain / (Loss) Per Unit			Tax Liability Per Unit		
				A	B	C = A - B	D	E	F = D + E	C	D	G = C – D	H = F * T1	I = G * T2	J = H + I
Year	AMID Units	% of Total Units	Average Purchase Price	Offer Price	Adjusted Basis	Total Gain / (Loss)	751 Gain	Carryover Passive Losses	Net Ordinary Gain / (Loss)	Total Gain / (Loss)	751 Gain	Net Capital Gain / (Loss)	Ordinary Tax Liability / (Benefit)	Capital Tax Liability / (Benefit)	Total Tax Liability / (Benefit)
2011	431,098	1.1%	$19.53	$5.25	($16.76)	$22.01	$9.41	($19.76)	($10.35)	$22.01	$9.41	$12.60	($3.02)	$2.52	($0.50)
2012	443,166	1.2%	19.44	5.25	(11.96)	17.21	8.74	(20.29)	(11.55)	17.21	8.74	8.47	(3.16)	1.72	(1.44)
2013	826,804	2.2%	18.62	5.25	(9.89)	15.14	6.16	(19.36)	(13.21)	15.14	6.16	8.98	(3.15)	1.86	(1.29)
2014	3,036,352	7.9%	21.94	5.25	0.10	5.15	6.30	(15.13)	(8.83)	5.15	6.30	(1.15)	(2.46)	(0.23)	(2.69)
2015	5,309,239	13.9%	11.30	5.25	(6.55)	11.80	5.67	(12.77)	(7.10)	11.80	5.67	6.13	(1.76)	1.26	(0.50)
2016	14,537,257	38.0%	8.90	5.25	(4.71)	9.96	4.63	(10.06)	(5.43)	9.96	4.63	5.33	(1.47)	1.08	(0.39)
2017	12,799,597	33.5%	13.03	5.25	4.11	1.14	3.16	(6.81)	(3.64)	1.14	3.16	(2.03)	(0.94)	(0.41)	(1.35)
2018	823,557	2.2%	11.85	5.25	6.15	(0.90)	2.13	(4.67)	(2.53)	(0.90)	2.13	(3.03)	(0.73)	(0.61)	(1.34)
Total / Wtd. Avg.	38,207,069	100.0%	$12.16	$5.25	($1.73)	$6.98	$4.50	($10.06)	($5.57)	$6.98	$4.50	$2.48	($1.47)	$0.51	($0.96)

EVERCORE
132
AMID

Illustrative AMID Unitholder Tax Analysis

AMID Unitholder Tax Analysis by Month Acquired @ $5.25 per Unit

				Total Gain / (Loss) Per Unit			Ordinary Gain / (Loss) Per Unit			Capital Gain / (Loss) Per Unit			Tax Liability Per Unit		
				A	B	C = A - B	D	E	F = D + E	C	G	H = C – G	H = F * T1	I = G * T2	J = H + I
Month	AMID Units	% of Total Units	Average Purchase Price	Offer Price	Adjusted Basis	Total Gain / (Loss)	751 Gain	Carryover Passive Losses	Net Ordinary Gain / (Loss)	Total Gain / (Loss)	751 Gain	Net Capital Gain / (Loss)	Ordinary Tax Liability / (Benefit)	Capital Tax Liability / (Benefit)	Total Tax Liability / (Benefit)
08/2011	267,696	0.7%	$20.79	$5.25	($18.69)	$23.94	$9.45	($20.11)	($10.66)	$23.94	$9.45	$14.49	($3.14)	$2.90	($0.24)
09/2011	43,331	0.1%	16.26	5.25	(14.12)	19.37	9.39	(18.50)	(9.11)	19.37	9.39	9.98	(2.62)	2.01	(0.61)
10/2011	57,668	0.2%	18.13	5.25	(13.21)	18.46	9.45	(19.46)	(10.00)	18.46	9.45	9.01	(2.88)	1.81	(1.07)
11/2011	15,581	0.0%	17.70	5.25	(13.45)	18.70	9.26	(19.27)	(10.01)	18.70	9.26	9.44	(2.92)	1.89	(1.03)
12/2011	46,821	0.1%	17.66	5.25	(13.63)	18.88	9.19	(19.41)	(10.22)	18.88	9.19	9.69	(2.91)	1.95	(0.96)
01/2012	56,514	0.1%	17.95	5.25	(13.18)	18.43	9.16	(19.52)	(10.36)	18.43	9.16	9.27	(2.87)	1.87	(0.99)
02/2012	32,048	0.1%	18.89	5.25	(12.62)	17.87	8.96	(19.90)	(10.94)	17.87	8.96	8.91	(2.84)	1.82	(1.02)
03/2012	29,013	0.1%	20.50	5.25	(11.88)	17.13	8.89	(20.76)	(11.87)	17.13	8.89	8.24	(3.33)	1.66	(1.67)
04/2012	125,148	0.3%	21.10	5.25	(11.16)	16.41	8.82	(21.08)	(12.27)	16.41	8.82	7.60	(3.54)	1.53	(2.01)
05/2012	5,848	0.0%	21.26	5.25	(10.97)	16.22	8.74	(21.05)	(12.31)	16.22	8.74	7.48	(2.59)	1.57	(1.01)
06/2012	68,628	0.2%	18.90	5.25	(12.45)	17.70	8.67	(20.17)	(11.51)	17.70	8.67	9.03	(3.41)	1.81	(1.60)
07/2012	33,425	0.1%	19.20	5.25	(11.86)	17.11	8.59	(20.31)	(11.72)	17.11	8.59	8.51	(2.74)	1.76	(0.98)
08/2012	17,585	0.0%	19.79	5.25	(11.18)	16.43	8.50	(20.23)	(11.73)	16.43	8.50	7.93	(2.79)	1.64	(1.15)
09/2012	14,311	0.0%	19.20	5.25	(11.66)	16.91	8.41	(20.11)	(11.70)	16.91	8.41	8.50	(2.71)	1.76	(0.94)
10/2012	26,589	0.1%	18.65	5.25	(11.54)	16.79	8.46	(19.88)	(11.43)	16.79	8.46	8.34	(2.85)	1.71	(1.13)
11/2012	11,265	0.0%	18.96	5.25	(11.23)	16.48	8.36	(19.88)	(11.52)	16.48	8.36	8.13	(2.86)	1.67	(1.19)
12/2012	22,793	0.1%	15.94	5.25	(13.08)	18.33	8.10	(18.70)	(10.61)	18.33	8.10	10.23	(3.10)	2.05	(1.04)
01/2013	38,986	0.1%	14.57	5.25	(13.66)	18.91	7.82	(18.35)	(10.53)	18.91	7.82	11.09	(2.54)	2.29	(0.25)
02/2013	30,849	0.1%	15.95	5.25	(12.38)	17.63	7.76	(18.45)	(10.70)	17.63	7.76	9.88	(2.83)	2.01	(0.82)
03/2013	27,598	0.1%	16.66	5.25	(12.41)	17.66	7.81	(19.19)	(11.39)	17.66	7.81	9.86	(3.27)	1.98	(1.29)
04/2013	85,157	0.2%	16.60	5.25	(12.15)	17.40	7.74	(19.30)	(11.56)	17.40	7.74	9.65	(2.60)	2.01	(0.59)
05/2013	123,566	0.3%	16.53	5.25	(11.29)	16.54	5.82	(18.37)	(12.55)	16.54	5.82	10.72	(2.84)	2.23	(0.61)
06/2013	162,294	0.4%	18.95	5.25	(9.67)	14.92	5.77	(19.37)	(13.60)	14.92	5.77	9.16	(3.51)	1.87	(1.64)
07/2013	98,261	0.3%	20.55	5.25	(8.70)	13.95	5.68	(20.24)	(14.55)	13.95	5.68	8.27	(3.23)	1.72	(1.51)
08/2013	98,280	0.3%	19.64	5.25	(9.08)	14.33	5.60	(19.70)	(14.10)	14.33	5.60	8.73	(3.05)	1.83	(1.22)
09/2013	76,460	0.2%	19.79	5.25	(9.15)	14.40	5.46	(20.13)	(14.67)	14.40	5.46	8.94	(3.31)	1.86	(1.45)
10/2013	23,935	0.1%	19.95	5.25	(8.94)	14.19	5.32	(20.30)	(14.98)	14.19	5.32	8.87	(3.87)	1.81	(2.06)
11/2013	52,058	0.1%	19.94	5.25	(4.80)	10.05	5.08	(17.64)	(12.56)	10.05	5.08	4.97	(3.47)	0.90	(2.58)
12/2013	9,360	0.0%	22.25	5.25	(7.31)	12.56	5.05	(20.98)	(15.93)	12.56	5.05	7.52	(4.48)	1.52	(2.96)
01/2014	98,255	0.3%	22.41	5.25	(3.09)	8.34	7.23	(17.37)	(10.13)	8.34	7.23	1.11	(2.92)	0.22	(2.70)
02/2014	82,749	0.2%	25.87	5.25	(1.30)	6.55	7.27	(19.04)	(11.77)	6.55	7.27	(0.72)	(2.90)	(0.15)	(3.05)
03/2014	41,914	0.1%	24.11	5.25	(2.62)	7.87	7.22	(18.83)	(11.61)	7.87	7.22	0.65	(3.29)	0.13	(3.15)
04/2014	113,220	0.3%	24.13	5.25	(2.37)	7.62	7.14	(18.82)	(11.69)	7.62	7.14	0.48	(3.12)	0.10	(3.02)
05/2014	310,048	0.8%	25.37	5.25	(1.02)	6.27	7.00	(18.70)	(11.69)	6.27	7.00	(0.73)	(3.44)	(0.15)	(3.58)
06/2014	139,500	0.4%	26.67	5.25	(0.49)	5.74	6.67	(19.54)	(12.87)	5.74	6.67	(0.93)	(2.92)	(0.19)	(3.11)
07/2014	38,645	0.1%	28.62	5.25	1.15	4.10	6.60	(20.25)	(13.65)	4.10	6.60	(2.50)	(3.72)	(0.51)	(4.23)
08/2014	49,223	0.1%	27.81	5.25	1.23	4.02	6.52	(19.30)	(12.79)	4.02	6.52	(2.50)	(3.30)	(0.51)	(3.81)
09/2014	937,032	2.5%	29.59	5.25	2.03	3.22	6.51	(20.34)	(13.83)	3.22	6.51	(3.29)	(4.09)	(0.66)	(4.75)
10/2014	47,707	0.1%	28.50	5.25	1.73	3.52	6.56	(20.01)	(13.45)	3.52	6.56	(3.04)	(3.41)	(0.62)	(4.03)
11/2014	1,082,778	2.8%	12.38	5.25	(0.55)	5.80	5.56	(7.44)	(1.88)	5.80	5.56	0.25	(0.42)	0.05	(0.37)

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Illustrative AMID Unitholder Tax Analysis

AMID Unitholder Tax Analysis by Month Acquired @ $5.25 per Unit

				Total Gain / (Loss) Per Unit			Ordinary Gain / (Loss) Per Unit			Capital Gain / (Loss) Per Unit			Tax Liability Per Unit		
				A	B	C = A - B	D	E	F = D + E	C	G	H = C – G	H = F * T1	I = G * T2	J = H + I
Month	AMID Units	% of Total Units	Average Purchase Price	Offer Price	Adjusted Basis	Total Gain / (Loss)	751 Gain	Carryover Passive Losses	Net Ordinary Gain / (Loss)	Total Gain / (Loss)	751 Gain	Net Capital Gain / (Loss)	Ordinary Tax Liability / (Benefit)	Capital Tax Liability / (Benefit)	Total Tax Liability / (Benefit)
12/2014	95,280	0.2%	$20.70	$5.25	($0.27)	$5.52	$6.22	($14.78)	($8.56)	$5.52	$6.22	($0.70)	($2.38)	($0.14)	($2.52)
01/2015	381,468	1.0%	14.86	5.25	(4.13)	9.38	5.68	(13.05)	(7.38)	9.38	5.68	3.70	(1.78)	0.76	(1.02)
02/2015	239,550	0.6%	16.55	5.25	(5.77)	11.02	5.82	(16.10)	(10.28)	11.02	5.82	5.19	(2.99)	1.04	(1.95)
03/2015	202,794	0.5%	17.15	5.25	(4.81)	10.06	5.77	(16.14)	(10.36)	10.06	5.77	4.29	(3.07)	0.86	(2.21)
04/2015	290,539	0.8%	15.02	5.25	(5.81)	11.06	5.60	(15.14)	(9.54)	11.06	5.60	5.46	(2.75)	1.10	(1.65)
05/2015	119,048	0.3%	12.50	5.25	(4.23)	9.48	5.37	(11.27)	(5.90)	9.48	5.37	4.11	(1.44)	0.84	(0.60)
06/2015	113,234	0.3%	13.35	5.25	(4.09)	9.34	5.32	(11.95)	(6.64)	9.34	5.32	4.02	(1.58)	0.83	(0.75)
07/2015	155,373	0.4%	15.36	5.25	(5.13)	10.38	5.48	(15.23)	(9.75)	10.38	5.48	4.90	(2.51)	1.00	(1.50)
08/2015	294,672	0.8%	12.11	5.25	(6.74)	11.99	5.75	(13.58)	(7.83)	11.99	5.75	6.24	(1.90)	1.29	(0.62)
09/2015	411,749	1.1%	9.98	5.25	(5.70)	10.95	5.37	(10.89)	(5.52)	10.95	5.37	5.58	(1.45)	1.13	(0.32)
10/2015	2,323,787	6.1%	9.78	5.25	(7.73)	12.98	5.82	(12.67)	(6.84)	12.98	5.82	7.15	(1.54)	1.49	(0.05)
11/2015	335,578	0.9%	8.89	5.25	(6.08)	11.33	5.39	(10.25)	(4.86)	11.33	5.39	5.94	(1.19)	1.21	0.02
12/2015	441,447	1.2%	8.47	5.25	(6.99)	12.24	5.43	(11.08)	(5.64)	12.24	5.43	6.81	(1.50)	1.39	(0.11)
01/2016	1,297,532	3.4%	4.88	5.25	(8.41)	13.66	5.10	(8.95)	(3.85)	13.66	5.10	8.56	(1.05)	1.74	0.69
02/2016	1,643,686	4.3%	6.13	5.25	(7.21)	12.46	4.94	(9.01)	(4.06)	12.46	4.94	7.52	(1.17)	1.51	0.35
03/2016	1,475,594	3.9%	4.49	5.25	(6.85)	12.10	4.50	(7.41)	(2.92)	12.10	4.50	7.60	(0.79)	1.54	0.75
04/2016	602,390	1.6%	4.93	5.25	(6.91)	12.16	4.69	(7.99)	(3.30)	12.16	4.69	7.47	(0.84)	1.54	0.70
05/2016	1,089,840	2.9%	8.69	5.25	(5.45)	10.70	5.16	(10.25)	(5.09)	10.70	5.16	5.54	(1.25)	1.14	(0.11)
06/2016	623,433	1.6%	9.52	5.25	(4.12)	9.37	5.00	(10.11)	(5.11)	9.37	5.00	4.37	(1.44)	0.89	(0.55)
07/2016	575,649	1.5%	10.79	5.25	(3.76)	9.01	4.75	(11.06)	(6.32)	9.01	4.75	4.27	(1.70)	0.87	(0.83)
08/2016	635,891	1.7%	9.56	5.25	(3.67)	8.92	4.52	(9.77)	(5.25)	8.92	4.52	4.40	(1.29)	0.90	(0.39)
09/2016	3,831,444	10.0%	11.51	5.25	(3.20)	8.45	4.52	(11.61)	(7.08)	8.45	4.52	3.93	(2.02)	0.79	(1.23)
10/2016	781,682	2.0%	9.59	5.25	(2.62)	7.87	3.81	(9.16)	(5.34)	7.87	3.81	4.05	(1.46)	0.82	(0.64)
11/2016	1,047,467	2.7%	12.52	5.25	(2.23)	7.48	4.30	(11.66)	(7.36)	7.48	4.30	3.18	(1.92)	0.65	(1.27)
12/2016	932,651	2.4%	11.72	5.25	(1.97)	7.22	4.29	(10.95)	(6.66)	7.22	4.29	2.93	(1.58)	0.60	(0.98)
01/2017	1,327,151	3.5%	14.27	5.25	0.86	4.39	4.54	(10.74)	(6.19)	4.39	4.54	(0.15)	(1.36)	(0.03)	(1.40)
02/2017	568,455	1.5%	15.19	5.25	4.00	1.25	3.49	(8.51)	(5.01)	1.25	3.49	(2.24)	(1.21)	(0.47)	(1.68)
03/2017	928,501	2.4%	13.34	5.25	2.81	2.44	3.24	(7.85)	(4.61)	2.44	3.24	(0.80)	(1.25)	(0.16)	(1.41)
04/2017	1,754,948	4.6%	14.35	5.25	4.94	0.31	3.05	(7.14)	(4.09)	0.31	3.05	(2.74)	(1.15)	(0.55)	(1.70)
05/2017	789,873	2.1%	14.35	5.25	5.38	(0.13)	2.95	(6.70)	(3.75)	(0.13)	2.95	(3.09)	(0.99)	(0.63)	(1.62)
06/2017	2,148,456	5.6%	12.05	5.25	3.80	1.45	3.15	(5.98)	(2.83)	1.45	3.15	(1.70)	(0.75)	(0.35)	(1.10)
07/2017	1,075,846	2.8%	11.20	5.25	3.73	1.52	3.14	(5.61)	(2.47)	1.52	3.14	(1.62)	(0.67)	(0.33)	(1.00)
08/2017	1,100,931	2.9%	12.60	5.25	5.06	0.19	2.74	(5.68)	(2.94)	0.19	2.74	(2.55)	(0.73)	(0.52)	(1.25)
09/2017	790,298	2.1%	12.75	5.25	5.28	(0.03)	2.47	(5.61)	(3.14)	(0.03)	2.47	(2.51)	(0.78)	(0.51)	(1.30)
10/2017	293,259	0.8%	12.85	5.25	5.15	0.10	3.08	(6.26)	(3.18)	0.10	3.08	(2.98)	(0.82)	(0.61)	(1.43)
11/2017	1,125,458	2.9%	12.50	5.25	5.22	0.03	2.95	(5.83)	(2.88)	0.03	2.95	(2.93)	(0.74)	(0.60)	(1.34)
12/2017	896,422	2.3%	11.85	5.25	4.88	0.37	2.73	(5.53)	(2.80)	0.37	2.73	(2.36)	(0.78)	(0.48)	(1.26)
01/2018	823,557	2.2%	11.85	5.25	6.15	(0.90)	2.13	(4.67)	(2.53)	(0.90)	2.13	(3.03)	(0.73)	(0.61)	(1.34)
Total / Wtd. Avg.	38,207,069	100.0%	$12.16	$5.25	($1.73)	$6.98	$4.50	($10.06)	($5.57)	$6.98	$4.50	$2.48	($1.47)	$0.51	($0.96)

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Illustrative AMID Unitholder Tax Analysis AMID Unitholder Tax Analysis @ Illustrative Offer Price ($5.25 / unit) Implied Taxes 36.0 34.0 Tax Liability Deciles ($ per unit) 32.0 First Decile ($4.75)—($1.95) Sixth Decile ($1.13)—($0.99) Second Decile ($1.95)—($1.43) Seventh Decile ($0.99)—($0.55) 30.0 Third Decile ($1.43)—($1.34) Eighth Decile ($0.55)—($0.11) 28.0 Fourth Decile ($1.34)—($1.25) Ninth Decile ($0.11)—$0.02 Fifth Decile ($1.25)—($1.13) Tenth Decile $0.02—$0.75 26.0 Weighted Average ($0.96) 24.0 Total Tax Liability (Benefits) of Unaffiliated Unitholders ($MM) ($36.8) 22.0 Includes all units with zero tax 20.0 consequences or net tax benefits resulting n s) 18.0 from the Merger Millio (in 16.0 Units 14.0 12.0 10.0 8.0 6.0 4.0 2.0 0.0 —$ $0.01 $0.03 $0.04 $0.05 $0.06 $0.08 $0.09 $0.10 $0.12 $0.13 $0.14 $0.16 $0.17 $0.18 $0.19 $0.21 $0.22 $0.23 $0.25 $0.26 $0.27 $0.29 $0.30 $0.31 $0.32 $0.34 $0.35 $0.36 $0.38 $0.39 $0.40 $0.42 $0.43 $0.44 $0.45 $0.47 $0.48 $0.49 $0.51 $0.52 $0.53 $0.55 $0.56 $0.57 $0.58 $0.60 $0.61 $0.62 $0.64 $0.65 $0.66 $0.68 $0.69 $0.70 $0.71 $0.73 $0.74 $0.75 $0.77 $0.78 $0.79 $0.81 $0.82 $0.83 $0.84 $0.86 $0.87 $0.88 $0.90 $0.91 $0.92 $0.94 $0.95 $0.96 $0.97 $0.99 $1.00 Net Taxes Paid per AMID Unit 135 $ ( $ ( $ ( $ ( 40 30 20 10 $ 10 20 $ 30 $ 40 $ . . . . $ . 00 . 00 . 00 . 00 00) 00) 00) 00) — ($3.04) .83 5) ($ ($24.08) 408. ) First ($ ($2.55) Precedent 82) 2. ($ 3.33 ) ($ Decile $— Illustrative $6.00 4 ) 75. ($ ) 2.59 ($ 1. 11) ($ Taxable 84) 1 .9 ($ ($5.18) Second ) 42.1 ($ AMID $0.00 2. 64) ($ 3. 04 $ MLP MLP $7.03 A Decile 1.95 ) ($ .34) 2 ($ 0. 2 2 $ Buy ($1641) . -Third 2. 96) ($ MLP 1. 57) ($In B 58 0. $ ($1.23) Decile $3.23 13 8. $ Unitholder ($1.3) 4 MLP ($1.8) 0 C 0. 83 $ ($11.1 )8 Fourth ($2.90) Tax ($1.4 4) Estimated $0.95 Unitholder ($0 ).95 MLP $3.1 6 D Decile $11.32 ($1 4).3 Cash Tax ($0.03) $1 5 .0 ($2.44) Tax MLP Fifth ($2. 0)9 E ($0. 7)8 $1.22 Analysis ($0.56) Impact 136 Decile $3. 70 MLP ($1.25 ) $12 7 8. (Benefit) F $0. 1 3 $1. 51 / $0.60 Sixth ($2. 7)7 ($0. 4)4 $1 9 9. MLP ($0. 36) G Decile $4.00 $14.94 ($1. 13)Expense $0 71 . $2. 14 MLP $1. 89 per ($1. ) 23 H Seventh ($0.1 )4 ($0. 7) $2.52 Unit 0 $4.18 Decile $1 4 95. MLP ($0.99 ) I $1. 6 4 $5.50 $4.47 Eighth $1. 01 $1. 3 1 AMID $3. 4 8 $0. 1 0 $4.64 Decile $16.68 ($0.55) $2.00 $1 7 00. $5.71 Ninth $2 8 .8 $1.5 4 $5.75 $1. 2 0 Decile $5. 5 0 $19.98 ($0. 1)1 $3 3 .3 $14.35 $13.49 Tenth $6 11 . $2. 5 4 $6.94 $8.51 Decile $5.70 $21 4 6. $0. 02

. (150 . (125 (100 . . (75 . (50 . (25 25 . 50 . . 75 100 . 0%) 0%) 0%) 0%) 0%) 0%) % — 0% 0% 0% 0% (25.5%) %) (8.1 (100.3%) 6.(2% 7 First ) .2(7% )Precedent (6. 9% ) .9%) 0(3 Decile —% Illustrative % 4.61 (105.6%) (21 .7% ) (2.3%) Taxable .89%) (7 (16% .5 ) Second (6. 1%) AMID .0% 0 5%) (2 4. MLP 6.51 % MLP Decile 1% 7.2 A .33% (4) 6% 9.(1) 5% 0. Buy Third (60.9%) (9.4%) - In MLP (4.5%) B 1.4 % Estimated 1.4(1% ) Decile 71 .5% 981% . Unitholder (31.8%) MLP (9% .1 ) Cash C (4%) % 71. 6.6 Fourth (9.2%) Tax (4.1%) Tax % .2 3 Unitholder (8.8%) MLP 5% 1 9. D Decile 27 .6% (29 .7% ) Tax (0 .3% ) 2.2% (Benefit) (10. 2%) MLP Fifth (9.2%) / E (2%) 3 0% .5 . Analysis (5% ) .2 Impact 137 Decile 2% 0.1 MLP (27 9% ) 3% 1.4 . F 2% .6 Expense 3.2% 2. 5% Sixth (8. 8% ) per (1. % ) 3 (cont’d) 4% .9 MLP (3% ) .3 G Decile 2% 1.7 Unit 36% .4 (25 .2% ) 6. 0% as 4.5 % MLP 7% % .9 (3. 9% ) H Seventh (0%) of .4 (0%) 6 2% . .6 22% .7 Decile 3% 8.9 MLP (2% ) Offer 02. I 1 .3% 2 1% 1.5 18. % 6 Eighth 3% 2. 3% 2. 9.4 % Value AMID 0 1% . 2% 5.2 Decile 40 .7% (1 2%)2. 1% .86 2% .11 2% 8.3 Ninth 9 .2% 4% 4. 1% .14 9% .5 Decile 2% 7.3 48 7% . (2. 4%) 28. 0% 30 1% . 5% 6.2 Tenth 1% 95. 6 9% . 1% 7.0 79% 0. Decile 30. 9% 5% 2.8 0.5 % Appendix

A. Weighted Average Cost of Capital Analysis Weighted Average Cost of Capital Analysis AMID Total Partnership ($ in millions, except per unit / share amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered Corporation 3/15/19 Value Preferred Equity Equity / Total Capitalization Beta Beta 1,2 Partnership / CNX Midstream Partners LP $14.61 $949 $477 33.5% 0.99 0.73 Crestwood Equity Partners LP 34.15 2,432 2,365 49.3% 0.87 0.52 DCP Midstream Partners, LP 31.14 4,554 6,383 58.4% 1.09 0.55 Natural Gas Enable Midstream Partners, LP 14.59 6,321 4,640 42.3% 0.79 0.52 Gathering and Hess Midstream Partners LP 22.33 1,244——% 0.95 0.95 Processing Noble Midstream Partners LP 37.25 1,482 559 27.4% 0.93 0.73 Summit Midstream Partners, LP 9.33 781 1,835 70.1% 0.85 0.32 Targa Resources Corp. 40.04 9,295 8,552 47.9% 0.98 0.57 Unlevered Beta Median 45.1% 0.94 0.56 Plains All American Pipeline, L.P. 24.30 17,656 11,501 39.4% 0.96 0.66 Genesis Energy, L.P. 22.62 2,772 4,194 60.2% 1.07 0.52 Offshore Shell Midstream Partners, L.P. 19.24 4,394 2,116 32.5% 0.79 0.59 Median 39.4% 0.96 0.59 American Midstream Partners, LP $4.00 $220 $1,348 86.0% 0.72 0.17 Historical MRP Supply-Side MRP Risk-free Rate 3 2.8% 2.8% Historical MRP (7.1%) WACC Sensitivities Unlevered Beta 0.30 0.30 Debt and Preferred / Total Capitalization 57.5% 57.5% Unlevered Beta Adjusted Levered Equity Beta 0.59 0.59 l 0.20 0.25 0.30 0.35 0.40 on 45.0% 8.7% 9.0% 9.3% 9.6% 9.9% Cost of 4 Tota i Market Risk Premium (“MRP”) 7.1% 6.0% nd / 50.0% 8.6% 8.9% 9.2% 9.5% 9.8% a zat Equity / WACC Small Company Risk Premium 5 5.0% 5.0% d i 55.0% 8.6% 8.8% 9.1% 9.4% 9.7% Equity Cost of Capital 6 12.0% 11.4% Debt erre 60.0% 8.5% 8.8% 9.1% 9.4% 9.6% re f Capital 65.0% 8.4% 8.7% 9.0% 9.3% 9.6% Pre-Tax Cost of Debt 7 9.9% 9.9% P 70.0% 8.4% 8.6% 8.9% 9.2% 9.5% After-Tax Cost of Debt 2 7.0% 7.0% WACC 9.1% 8.9% Supply-Side MRP (6.0%) WACC Sensitivities Unlevered Beta 0.20 0.25 0.30 0.35 0.40 Total on 45.0% 8.5% 8.8% 9.0% 9.3% 9.6% and / zati 50.0% 8.4% 8.7% 9.0% 9.2% 9.5% i 55.0% 8.4% 8.6% 8.9% 9.1% 9.4% Debt erred 60.0% 8.3% 8.6% 8.8% 9.1% 9.3% f Pre Capital 65.0% 8.3% 8.5% 8.7% 9.0% 9.2% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 70.0% 8.2% 8.4% 8.7% 8.9% 9.1% 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) for Partnerships and tax rate of 21.0% for Corporations 3. 20-year Treasury as of March 15, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 10x) by Duff & Phelps with a market capitalization between $166.5 million and $227.8 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on a weighted average of AMID’s debt and preferred capital: (i) yield to worst for AMID’s 8.500% 2021 Senior Unsecured Notes as of March 15, 2019, (ii) interest rate on AMID’s revolving credit facility due September 5, 2019, (iii) implied cost of convertible preferred equity and (iv) interest rate on secured debt, each extended to 20-years by addition of a premium for U.S. Treasury maturing March 15, 2039, as applicable 138

Weighted Average Cost of Capital Analysis Natural Gas Gathering and Processing ($ in millions, except per unit / share amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered Corporation 3/15/19 Value Preferred Equity Equity / Total Capitalization Beta Beta 1,2 Partnership / CNX Midstream Partners LP $14.61 $949 $477 33.5% 0.99 0.73 Crestwood Equity Partners LP 34.15 2,432 2,365 49.3% 0.87 0.52 DCP Midstream Partners, LP 31.14 4,554 6,383 58.4% 1.09 0.55 Natural Gas Enable Midstream Partners, LP 14.59 6,321 4,640 42.3% 0.79 0.52 Unlevered Gathering and Hess Midstream Partners LP 22.33 1,244——% 0.95 0.95 Beta Processing Noble Midstream Partners LP 37.25 1,482 559 27.4% 0.93 0.73 Summit Midstream Partners, LP 9.33 781 1,835 70.1% 0.85 0.32 Targa Resources Corp. 40.04 9,295 8,552 47.9% 0.98 0.57 Median 45.1% 0.94 0.56 Historical MRP Supply-Side MRP Risk-free Rate 3 2.8% 2.8% Unlevered Beta 0.56 0.56 Historical MRP (7.1%) WACC Sensitivities Debt and Preferred / Total Capitalization 45.1% 45.1% Unlevered Beta Adjusted Levered Equity Beta 0.88 0.88/ 0.30 0.40 0.50 0.60 0.70 4 ed 30.0% 7.0% 7.6% 8.2% 8.9% 9.5% Cost of Market Risk Premium (“MRP”) 7.1% 6.0% rr zation e i 35.0% 6.9% 7.5% 8.1% 8.8% 9.4% Equity / WACC Small Company Risk Premium 5 2.5% 2.5% ef al 6 r t 40.0% 6.8% 7.4% 8.0% 8.7% 9.3% Equity Cost of Capital 11.6% 10.7% nd P Capi 45.0% 6.7% 7.3% 7.9% 8.5% 9.2% 7 al 50.0% 6.6% 7.2% 7.8% 8.4% 9.0% Pre-Tax Cost of Debt 6.1% 6.1%bt a 55.0% 6.5% 7.1% 7.7% 8.3% 8.9% After-Tax Cost of Debt 2 4.3% 4.3% D e Tot 60.0% 6.5% 7.0% 7.6% 8.2% 8.8% WACC 8.3% 7.8% Supply-Side MRP (6.0%) WACC Sensitivities Unlevered Beta / 0.30 0.40 0.50 0.60 0.70 d ization e 30.0% 6.7% 7.2% 7.8% 8.3% 8.9% err 35.0% 6.6% 7.1% 7.7% 8.2% 8.8% ef l r pita 40.0% 6.5% 7.1% 7.6% 8.1% 8.6% nd P a 45.0% 6.4% 7.0% 7.5% 8.0% 8.5% C 50.0% 6.4% 6.9% 7.4% 7.9% 8.4% a Debt Total 55.0% 6.3% 6.8% 7.3% 7.8% 8.3% 60.0% 6.2% 6.7% 7.2% 7.7% 8.2% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) for Partnerships and tax rate of 21.0% for Corporations 3. 20-year Treasury as of March 15, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 9) by Duff & Phelps with a market capitalization between $299.4 million and $656.8 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for Natural Gas G&P peers’ Senior Unsecured Notes as of March 15, 2019 with an average maturity of December 5, 2028, extended to 20-years by addition of 22 bps premium for U.S. Treasury maturing March 15, 2039 versus U.S. Treasury maturing December 5, 2028 139 Weighted Average Cost of Capital Analysis Natural Gas Transportation ($ in millions, except per unit / share amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered Partnership / Corporation 3/15/19 Value Preferred Equity Equity / Total Capitalization Beta Beta 1,2 EQT Midstream Partners, LP $44.09 $9,147 $5,182 36.2% 0.85 0.61 Enable Midstream Partners, LP 14.59 6,321 4,640 42.3% 0.79 0.52 Natural Gas TC PipeLines, LP 35.36 2,573 2,072 44.6% 0.84 0.54 Unlevered Tallgrass Energy, LP 24.05 6,740 3,206 32.2% 0.67 0.49 Transportation Beta The Williams Companies, Inc. 27.56 33,499 22,449 40.1% 1.00 0.66 Median 40.1% 0.84 0.54 Historical MRP Supply-Side MRP Historical MRP (7.1%) WACC Sensitivities Risk-free Rate 3 2.8% 2.8% Unlevered Beta 0.54 0.54 Unlevered Beta Debt and Preferred / Total Capitalization 40.1% 40.1%/ 0.30 0.40 0.50 0.60 0.70 edrr 30.0% 9.9% 10.5% 11.2% 11.8% 12.5% Adjusted Levered Equity Beta 0.79 0.79 zation e ef i 35.0% 9.6% 10.2% 10.8% 11.5% 12.1% Cost of 4 r t al 40.0% 9.2% 9.8% 10.5% 11.1% 11.7% Market Risk Premium (“MRP”) 7.1% 6.0% 45.0% 8.9% 9.5% 10.1% 10.7% 11.3% Equity / WACC Small Company Risk Premium 5 7.0% 7.0% nd P Capi al 50.0% 8.5% 9.1% 9.7% 10.3% 11.0% Equity Cost of Capital 6 15.4% 14.6%bt a 55.0% 8.2% 8.8% 9.4% 10.0% 10.6% 7 De Tot 60.0% 7.9% 8.4% 9.0% 9.6% 10.2% Pre-Tax Cost of Debt 5.2% 5.2% After-Tax Cost of Debt 2 3.7% 3.7% Supply-Side MRP (6.0%) WACC Sensitivities WACC 10.7% 10.2% Unlevered Beta / 0.30 0.40 0.50 0.60 0.70 d ization e 30.0% 9.6% 10.2% 10.7% 11.3% 11.8% err 35.0% 9.3% 9.8% 10.4% 10.9% 11.4% ef l r pita 40.0% 8.9% 9.5% 10.0% 10.5% 11.1% nd P a 45.0% 8.6% 9.1% 9.7% 10.2% 10.7% C 50.0% 8.3% 8.8% 9.3% 9.8% 10.3% a Debt Total 55.0% 7.9% 8.4% 9.0% 9.5% 10.0% 60.0% 7.6% 8.1% 8.6% 9.1% 9.6% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) for Partnerships and tax rate of 21.0% for Corporations 3. 20-year Treasury as of March 15, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 10y) by Duff & Phelps with a market capitalization between $87.6 million and $166.3 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for Natural Gas Transportation peers’ Senior Unsecured Notes as of March 15, 2019 with an average maturity of February 6, 2032, extended to 20-years by addition of 15 bps premium for U.S. Treasury maturing March 15, 2039 versus U.S. Treasury maturing February 6, 2032 140

Weighted Average Cost of Capital Analysis Offshore Pipelines ($ in millions, except per unit amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered 1,2 Partnership / Corporation 3/15/19 Value Preferred Equity Equity / Total Capitalization Beta Beta Plains All American Pipeline, L.P. $24.30 $17,656 $11,501 39.4% 0.96 0.66 Genesis Energy, L.P. 22.62 2,772 4,194 60.2% 1.07 0.52 Unlevered Offshore Shell Midstream Partners, L.P. 19.24 4,394 2,116 32.5% 0.79 0.59 Beta Median 39.4% 0.96 0.59 Historical MRP Supply-Side MRP Risk-free Rate 3 2.8% 2.8% Unlevered Beta 0.59 0.59 Debt and Preferred / Total Capitalization 39.4% 39.4% Adjusted Levered Equity Beta 0.86 0.86 4 Historical MRP (7.1%) WACC Sensitivities Cost of Market Risk Premium (“MRP”) 7.1% 6.0% Equity / WACC Small Company Risk Premium 5 2.5% 2.5% Unlevered Beta 6 0.30 0.40 0.50 0.60 0.70 Equity Cost of Capital 11.4% 10.5% d / re tion 30.0% 7.0% 7.6% 8.3% 8.9% 9.5% z a Pre-Tax Cost of Debt 7 6.2% 6.2% i 35.0% 6.9% 7.5% 8.1% 8.8% 9.4% efer l 2 40.0% 6.8% 7.4% 8.0% 8.7% 9.3% After-Tax Cost of Debt 4.3% 4.3% Pr pita 45.0% 6.7% 7.3% 7.9% 8.6% 9.2% and Ca 50.0% 6.6% 7.2% 7.8% 8.4% 9.0% WACC 8.6% 8.1%bt 55.0% 6.6% 7.1% 7.7% 8.3% 8.9% D e Total 60.0% 6.5% 7.1% 7.6% 8.2% 8.8% Supply-Side MRP (6.0%) WACC Sensitivities Unlevered Beta / 0.30 0.40 0.50 0.60 0.70 d ization e 30.0% 6.7% 7.2% 7.8% 8.3% 8.9% err 35.0% 6.6% 7.1% 7.7% 8.2% 8.8% ef l r pita 40.0% 6.5% 7.1% 7.6% 8.1% 8.7% nd P a 45.0% 6.5% 7.0% 7.5% 8.0% 8.5% C 50.0% 6.4% 6.9% 7.4% 7.9% 8.4% a Debt Total 55.0% 6.3% 6.8% 7.3% 7.8% 8.3% 60.0% 6.2% 6.7% 7.2% 7.7% 8.2% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) 3. 20-year Treasury as of March 15, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 9) by Duff & Phelps with a market capitalization between $299.4 million and $656.8 million. 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for Offshore Pipeline peers’ Senior Unsecured Notes as of March 15, 2019 with an average maturity of August 30, 2026, extended to 20-years by addition of 30 bps premium for U.S. Treasury maturing March 15, 2039 versus U.S. Treasury maturing August 30, 2026 141 Weighted Average Cost of Capital Analysis Delta House ($ in millions, except per unit amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered Partnership / Corporation 3/15/19 Value Preferred Equity Equity / Total Capitalization Beta Beta 1,2 Plains All American Pipeline, L.P. $24.30 $17,656 $11,501 39.4% 0.96 0.66 Genesis Energy, L.P. 22.62 2,772 4,194 60.2% 1.07 0.52 Unlevered Delta House Shell Midstream Partners, L.P. 19.24 4,394 2,116 32.5% 0.79 0.59 Beta Median 39.4% 0.96 0.59 Historical MRP Supply-Side MRP Risk-free Rate 3 2.8% 2.8% Unlevered Beta 0.59 0.59 Debt and Preferred / Total Capitalization 39.4% 39.4% Adjusted Levered Equity Beta 0.86 0.86 4 Historical MRP (7.1%) WACC Sensitivities Cost of Market Risk Premium (“MRP”) 7.1% 6.0% Equity / WACC Small Company Risk Premium 5 2.5% 2.5% Unlevered Beta 6 0.30 0.40 0.50 0.60 0.70 Equity Cost of Capital 11.4% 10.5% d / re tion 30.0% 7.0% 7.6% 8.3% 8.9% 9.5% z a Pre-Tax Cost of Debt 7 6.2% 6.2% i 35.0% 6.9% 7.5% 8.1% 8.8% 9.4% efer l 2 40.0% 6.8% 7.4% 8.0% 8.7% 9.3% After-Tax Cost of Debt 4.3% 4.3% Pr pita 45.0% 6.7% 7.3% 7.9% 8.6% 9.2% and Ca 50.0% 6.6% 7.2% 7.8% 8.4% 9.0% WACC 8.6% 8.1%bt 55.0% 6.6% 7.1% 7.7% 8.3% 8.9% D e Total 60.0% 6.5% 7.1% 7.6% 8.2% 8.8% Supply-Side MRP (6.0%) WACC Sensitivities Unlevered Beta / 0.30 0.40 0.50 0.60 0.70 d ization e 30.0% 6.7% 7.2% 7.8% 8.3% 8.9% err 35.0% 6.6% 7.1% 7.7% 8.2% 8.8% ef l r pita 40.0% 6.5% 7.1% 7.6% 8.1% 8.7% nd P a 45.0% 6.5% 7.0% 7.5% 8.0% 8.5% C 50.0% 6.4% 6.9% 7.4% 7.9% 8.4% a Debt Total 55.0% 6.3% 6.8% 7.3% 7.8% 8.3% 60.0% 6.2% 6.7% 7.2% 7.7% 8.2% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) 3. 20-year Treasury as of March 15, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 9) by Duff & Phelps with a market capitalization between $299.4 million and $656.8 million. Market capitalization for Delta House based on 100% interest in Delta House 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for Offshore Pipeline peers’ Senior Unsecured Notes as of March 15, 2019 with an average maturity of August 30, 2026, extended to 20-years by addition of 30 bps premium for U.S. Treasury maturing March 15, 2039 versus U.S. Treasury maturing August 30, 2026 142

Weighted Average Cost of Capital Analysis Bakken Crude Oil Gathering ($ in millions, except per unit amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered Partnership / Corporation 3/15/19 Value Preferred Equity Equity / Total Capitalization Beta Beta 1,2 Delek Logistics Partners, LP $32.46 $808 $700 46.4% 0.77 0.48 Crude Oil Genesis Energy, L.P. 22.62 2,772 4,194 60.2% 1.07 0.52 Unlevered Gathering NGL Energy Partners LP 13.51 1,677 2,215 56.9% 1.08 0.56 Beta Plains All American Pipeline, L.P. 24.30 17,656 11,501 39.4% 0.96 0.66 Median 51.7% 1.02 0.54 Historical MRP Supply-Side MRP Risk-free Rate 3 2.8% 2.8% Unlevered Beta 0.54 0.54 Debt and Preferred / Total Capitalization 51.7% 51.7% Adjusted Levered Equity Beta 0.94 0.94 Cost of Market Risk Premium (“MRP”) 4 7.1% 6.0% Historical MRP (7.1%) WACC Sensitivities Equity / WACC Small Company Risk Premium 5 11.4% 11.4% Unlevered Beta 6 20.9% 19.9% Equity Cost of Capital / 0.30 0.40 0.50 0.60 0.70 7 ed 30.0% 13.3% 14.0% 14.6% 15.2% 15.9% Pre-Tax Cost of Debt 6.8% 6.8% rr zation e i 35.0% 12.8% 13.4% 14.1% 14.7% 15.3% After-Tax Cost of Debt 2 4.8% 4.8% ef r al t 40.0% 12.3% 12.9% 13.5% 14.2% 14.8% 45.0% 11.8% 12.4% 13.0% 13.6% 14.2% WACC 12.6% 12.1% nd P Capi al 50.0% 11.3% 11.9% 12.5% 13.1% 13.7% bt Tota 55.0% 10.8% 11.4% 12.0% 12.6% 13.2% De 60.0% 10.3% 10.9% 11.4% 12.0% 12.6% Supply-Side MRP (6.0%) WACC Sensitivities Unlevered Beta / 0.30 0.40 0.50 0.60 0.70 d ization e 30.0% 13.0% 13.6% 14.1% 14.7% 15.2% err 35.0% 12.5% 13.1% 13.6% 14.1% 14.7% ef l r pita 40.0% 12.0% 12.6% 13.1% 13.6% 14.2% nd P a 45.0% 11.5% 12.1% 12.6% 13.1% 13.6% C 50.0% 11.0% 11.5% 12.1% 12.6% 13.1% a Debt Total 55.0% 10.5% 11.0% 11.5% 12.0% 12.6% 60.0% 10.0% 10.5% 11.0% 11.5% 12.0% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) 3. 20-year Treasury as of March 15, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 10z) by Duff & Phelps with a market capitalization between $2.5 million and $87.6 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for Crude Oil Gathering peers’ Senior Unsecured Notes as of March 15, 2019 with an average maturity of December 18, 2025, extended to 20-years by addition of 32 bps premium for U.S. Treasury maturing March 15, 2039 versus U.S. Treasury maturing December 18, 2025 143 Weighted Average Cost of Capital Analysis Silver Dollar Pipeline ($ in millions, except per unit amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered Partnership / Corporation 3/15/19 Value Preferred Equity Equity / Total Capitalization Beta Beta 1,2 Delek Logistics Partners, LP $32.46 $808 $700 46.4% 0.77 0.48 Crude Oil Genesis Energy, L.P. 22.62 2,772 4,194 60.2% 1.07 0.52 Unlevered Gathering NGL Energy Partners LP 13.51 1,677 2,215 56.9% 1.08 0.56 Beta Plains All American Pipeline, L.P. 24.30 17,656 11,501 39.4% 0.96 0.66 Median 51.7% 1.02 0.54 Historical MRP Supply-Side MRP Risk-free Rate 3 2.8% 2.8% Unlevered Beta 0.54 0.54 Debt and Preferred / Total Capitalization 51.7% 51.7% Adjusted Levered Equity Beta 0.94 0.94 Cost of Market Risk Premium (“MRP”) 4 7.1% 6.0% Historical MRP (7.1%) WACC Sensitivities Equity / WACC Small Company Risk Premium 5 7.0% 7.0% Unlevered Beta 6 16.5% 15.5% Equity Cost of Capital / 0.30 0.40 0.50 0.60 0.70 7 ed 30.0% 10.2% 10.9% 11.5% 12.2% 12.8% Pre-Tax Cost of Debt 6.8% 6.8% rr zation e i 35.0% 9.9% 10.6% 11.2% 11.8% 12.5% After-Tax Cost of Debt 2 4.8% 4.8% ef r al t 40.0% 9.7% 10.3% 10.9% 11.5% 12.2% 45.0% 9.4% 10.0% 10.6% 11.2% 11.8% WACC 10.4% 10.0% nd P Capi al 50.0% 9.1% 9.7% 10.3% 10.9% 11.5% bt Tota 55.0% 8.8% 9.4% 10.0% 10.6% 11.2% De 60.0% 8.5% 9.1% 9.7% 10.3% 10.8% Supply-Side MRP (6.0%) WACC Sensitivities Unlevered Beta / 0.30 0.40 0.50 0.60 0.70 d ization e 30.0% 9.9% 10.5% 11.0% 11.6% 12.1% err 35.0% 9.7% 10.2% 10.7% 11.3% 11.8% ef l r pita 40.0% 9.4% 9.9% 10.5% 11.0% 11.5% nd P a 45.0% 9.1% 9.6% 10.2% 10.7% 11.2% C 50.0% 8.8% 9.3% 9.9% 10.4% 10.9% a Debt Total 55.0% 8.5% 9.1% 9.6% 10.1% 10.6% 60.0% 8.3% 8.8% 9.3% 9.8% 10.3% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) 3. 20-year Treasury as of March 15, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 10y) by Duff & Phelps with a market capitalization between $87.6 million and $166.3 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for Crude Oil Gathering peers’ Senior Unsecured Notes as of March 15, 2019 with an average maturity of December 18, 2025, extended to 20-years by addition of 32 bps premium for U.S. Treasury maturing March 15, 2039 versus U.S. Treasury maturing December 18, 2025 144

Weighted Average Cost of Capital Analysis Crude Oil Storage ($ in millions, except per unit amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered 1,2 Partnership / Corporation 3/15/19 Value Preferred Equity Equity / Total Capitalization Beta Beta Blueknight Energy Partners, L.P. $1.06 $44 $562 92.8% 1.00 0.10 Global Partners LP 19.00 650 1,138 63.6% 0.91 0.41 Crude Oil Sprague Resources LP 15.78 359 661 64.8% 0.88 0.38 Unlevered Storage USD Partners LP 11.00 298 206 40.8% 0.65 0.44 Beta Median 64.2% 0.89 0.39 Historical MRP Supply-Side MRP Risk-free Rate 3 2.8% 2.8% Unlevered Beta 0.39 0.39 Debt and Preferred / Total Capitalization 64.2% 64.2% Adjusted Levered Equity Beta 0.89 0.89 Cost of Market Risk Premium (“MRP”) 4 7.1% 6.0% Equity / WACC 5 Historical MRP (7.1%) WACC Sensitivities Small Company Risk Premium 11.4% 11.4% Equity Cost of Capital 6 20.5% 19.6% Unlevered Beta / 0.10 0.20 0.30 0.40 0.50 Pre-Tax Cost of Debt 7 7.3% 7.3% ed 30.0% 12.1% 12.8% 13.4% 14.1% 14.7% rr 2 e zation 35.0% 11.7% 12.3% 12.9% 13.6% 14.2% After-Tax Cost of Debt 5.1% 5.1% ef i al r t 40.0% 11.2% 11.8% 12.4% 13.1% 13.7% WACC 10.6% 10.3% nd P Capi 60.0% 9.3% 9.9% 10.5% 11.1% 11.7% al 65.0% 8.9% 9.4% 10.0% 10.6% 11.2% bt Tota 70.0% 8.4% 9.0% 9.5% 10.1% 10.6% De 75.0% 7.9% 8.5% 9.0% 9.6% 10.1% Supply-Side MRP (6.0%) WACC Sensitivities Unlevered Beta / 0.10 0.20 0.30 0.40 0.50 d ization e 30.0% 12.0% 12.6% 13.1% 13.7% 14.2% err 35.0% 11.6% 12.1% 12.7% 13.2% 13.7% ef l r pita 40.0% 11.1% 11.6% 12.2% 12.7% 13.2% nd P a 60.0% 9.2% 9.7% 10.2% 10.7% 11.2% C 65.0% 8.8% 9.3% 9.8% 10.2% 10.7% a Debt Total 70.0% 8.3% 8.8% 9.3% 9.8% 10.2% 75.0% 7.9% 8.3% 8.8% 9.3% 9.7% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) 3. 20-year Treasury as of March 15, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 10z) by Duff & Phelps with a market capitalization between $2.5 million and $87.6 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for Global Partners LP’s Senior Unsecured Notes maturing June 15, 2023 as of March 15, 2019, extended to 20-years by addition of 41 bps premium for U.S. Treasury maturing March 15, 2039 versus U.S. Treasury maturing June 15, 2023 145 Weighted Average Cost of Capital Analysis NGL Transportation ($ in millions, except per unit / share amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered 1,2 Partnership / Corporation 3/15/19 Value Preferred Equity Equity / Total Capitalization Beta Beta Enterprise Products Partners L.P. $28.13 $61,461 $26,178 29.9% 0.85 0.66 NGL ONEOK, Inc. 66.85 27,516 10,631 27.9% 0.95 0.73 Unlevered Transportation Phillips 66 Partners LP 51.84 6,565 3,794 36.6% 0.77 0.55 Beta Targa Resources Corp. 40.04 9,295 8,552 47.9% 0.98 0.57 Median 33.2% 0.90 0.61 Historical MRP Supply-Side MRP Risk-free Rate 3 2.8% 2.8% Unlevered Beta 0.61 0.61 Debt and Preferred / Total Capitalization 33.2% 33.2% Adjusted Levered Equity Beta 0.83 0.83 Cost of 4 Historical MRP (7.1%) WACC Sensitivities Market Risk Premium (“MRP”) 7.1% 6.0% Equity / WACC Small Company Risk Premium 5 2.5% 2.5% Unlevered Beta Equity Cost of Capital 6 11.2% 10.3% / 0.30 0.40 0.50 0.60 0.70 edrr 30.0% 6.6% 7.3% 7.9% 8.6% 9.2% Pre-Tax Cost of Debt 7 4.5% 4.5% e ef zation i 35.0% 6.5% 7.1% 7.7% 8.4% 9.0% r al t 40.0% 6.3% 7.0% 7.6% 8.2% 8.8% After-Tax Cost of Debt 2 3.2% 3.2% nd P Capi 45.0% 6.2% 6.8% 7.4% 8.0% 8.7% al 50.0% 6.1% 6.7% 7.3% 7.9% 8.5% WACC 8.5% 8.0% bt Tota 55.0% 5.9% 6.5% 7.1% 7.7% 8.3% De 60.0% 5.8% 6.4% 6.9% 7.5% 8.1% Supply-Side MRP (6.0%) WACC Sensitivities Unlevered Beta / 0.30 0.40 0.50 0.60 0.70 d ization e 30.0% 6.3% 6.9% 7.4% 8.0% 8.5% err 35.0% 6.2% 6.7% 7.3% 7.8% 8.4% ef l r pita 40.0% 6.1% 6.6% 7.1% 7.7% 8.2% nd P a 45.0% 5.9% 6.5% 7.0% 7.5% 8.0% C 50.0% 5.8% 6.3% 6.8% 7.3% 7.9% a Debt Total 55.0% 5.7% 6.2% 6.7% 7.2% 7.7% 60.0% 5.5% 6.0% 6.5% 7.0% 7.5% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) for Partnerships and tax rate of 21.0% for Corporations 3. 20-year Treasury as of March 15, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 9) by Duff & Phelps with a market capitalization between $299.4 million and $656.8 million. Market capitalization based on 100% interest in Wilprise, Tri-States and Cayenne. 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for NGL Transportation peers’ Senior Unsecured Notes as of March 15, 2019 with an average maturity of April 16, 2032, extended to 20-years by addition of 15 bps premium for U.S. Treasury maturing March 15, 2039 versus U.S. Treasury maturing April 16, 2032 146

B. Detailed Segment Financial Projections

EVERCORE

Detailed Segment Financial Projections

Natural Gas Gathering and Processing

($ in millions)

AMID Financial Projections

	For the Twelve Months Ended December 31,							2018A – 2023E
	2017A	2018A	2019E	2020E	2021E	2022E	2023E	CAGR
Volumes (MMcfd)								
East Texas	43.1	42.1	42.7	43.0	43.5	44.0	44.4	
Lavaca	106.3	130.3	183.5	229.2	260.1	286.5	310.5	
Chatom / Glade Crossing	10.8	9.7	12.8	14.0	13.9	13.7	13.4	
Permian	4.7	6.9	8.0	13.2	17.0	17.4	17.3	
Total Volumes	**164.9**	**189.0**	**247.0**	**299.4**	**334.5**	**361.5**	**385.6**	**15.3%**
Gross Margin								
East Texas	$22.0	$21.5	$19.8	$20.4	$19.6	$19.4	$19.4	
Lavaca	14.1	17.7	28.3	37.4	42.7	47.0	50.7	
Chatom / Glade Crossing	3.3	7.7	9.3	10.5	9.5	9.4	8.5	
Permian	3.3	4.7	7.2	9.5	11.1	11.3	11.2	
Longview Plant Expansion	--	--	--	6.8	11.6	11.6	11.6	
Pascagoula Gas Plant	--	--	6.7	9.3	8.9	8.3	7.1	
Gross Margin	**$42.7**	**$51.6**	**$71.2**	**$93.8**	**$103.4**	**$106.9**	**$108.6**	**16.0%**
Operating Expenses								
East Texas	($12.5)	($11.1)	($11.8)	($11.9)	($11.9)	($11.9)	($11.9)	
Lavaca	(7.6)	(7.0)	(9.3)	(10.0)	(10.4)	(10.6)	(10.9)	
Chatom / Glade Crossing	(7.7)	(7.4)	(6.8)	(7.0)	(7.0)	(7.0)	(7.1)	
Permian	(3.1)	(2.7)	(2.7)	(3.0)	(3.2)	(3.3)	(3.3)	
Pascagoula Gas Plant	--	--	(1.9)	(2.2)	(2.3)	(2.3)	(2.3)	
Other	(0.8)	1.0	(0.1)	(0.0)	(0.0)	(0.0)	(0.0)	
Operating Expenses	**($31.7)**	**($27.1)**	**($32.7)**	**($34.1)**	**($34.8)**	**($35.2)**	**($35.5)**	**5.5%**
EBITDA	**$11.0**	**$24.5**	**$38.6**	**$59.7**	**$68.6**	**$71.8**	**$73.1**	
Maintenance Capital Expenditures	(1.9)	(5.4)	(2.7)	(3.0)	(3.0)	(3.0)	(3.0)	
Growth Capital Expenditures	(13.2)	(29.7)	(104.1)	(55.0)	(29.4)	(26.1)	(25.1)	
Free Cash Flow	**($4.1)**	**($10.6)**	**($68.2)**	**$1.7**	**$36.2**	**$42.7**	**$45.1**	**NA**

Source: AMID management
Note: Burns Point plant capacity excluded from total due to maintenance issues shutting down plant operations in December 2017

EVERCORE 147 AMID

Detailed Segment Financial Projections

Natural Gas Transportation

($ in millions)

AMID Financial Projections

	For the Twelve Months Ending December 31,							2018A – 2023E
	2017A	2018A	2019E	2020E	2021E	2022E	2023E	CAGR
Volumes (MMBtu/d)								
Alatenn Pipelines	307,240	309,785	336,011	362,781	388,340	388,340	388,340	
TransUnion	470,000	470,029	470,000	470,000	470,000	470,000	470,000	
Magnolia	95,110	77,255	54,188	49,256	49,256	49,256	49,256	
Midla / MLGT	367,235	402,775	312,348	295,516	295,170	295,170	295,170	
Total Volumes	**1,239,585**	**1,259,843**	**1,172,546**	**1,177,553**	**1,202,766**	**1,202,766**	**1,202,766**	**(0.9%)**
Gross Margin								
Alatenn Pipelines	$9.3	$9.6	$9.5	$9.5	$10.1	$10.1	$10.1	
TransUnion	1.2	6.3	6.2	6.2	6.2	6.2	6.2	
Magnolia	6.0	5.9	4.1	3.9	3.2	3.2	3.3	
Midla / MLGT	7.8	8.0	8.5	9.5	11.7	13.1	13.1	
Fuel Gain / Other	0.0	6.3	1.5	2.1	1.6	1.0	1.0	
Total Gross Margin	**$24.3**	**$36.1**	**$29.8**	**$31.1**	**$32.8**	**$33.7**	**$33.7**	**(1.4%)**
Operating Expenses								
Alatenn Pipelines	($1.5)	($2.9)	($2.9)	($3.1)	($3.1)	($3.1)	($3.1)	
TransUnion	(0.1)	(0.5)	(0.6)	(0.6)	(0.6)	(0.6)	(0.6)	
Magnolia	(0.8)	(1.7)	(1.1)	(1.1)	(1.1)	(1.1)	(1.1)	
Midla / MLGT	(3.6)	(3.1)	(2.9)	(2.9)	(2.9)	(2.9)	(2.9)	
Operating Expenses	**($6.0)**	**($8.3)**	**($7.5)**	**($7.6)**	**($7.6)**	**($7.7)**	**($7.7)**	**(1.5%)**
EBITDA								
Alatenn Pipelines	$7.7	$6.6	$6.6	$6.4	$7.0	$7.0	$7.0	
TransUnion	1.1	5.9	5.6	5.6	5.6	5.6	5.6	
Magnolia	5.2	4.2	3.0	2.8	2.2	2.2	2.2	
Midla / MLGT	4.2	4.9	5.7	6.6	8.8	10.2	10.2	
Fuel Gain / Other	0.0	6.3	1.5	2.1	1.6	1.0	1.0	
EBITDA	**$18.3**	**$27.9**	**$22.3**	**$23.5**	**$25.2**	**$26.0**	**$26.0**	**(1.3%)**
Maintenance Capital Expenditures	(1.9)	(1.2)	(3.4)	(3.5)	(3.5)	(3.5)	(3.5)	
Growth Capital Expenditures	(33.5)	(3.7)	(8.4)	(1.1)	(0.9)	–	–	
Free Cash Flow	**($17.1)**	**$23.0**	**$10.6**	**$18.9**	**$20.8**	**$22.5**	**$22.5**	**(0.4%)**

Source: AMID management

EVERCORE 148 AMID

Detailed Segment Financial Projections

Offshore Pipelines excl. Delta House

($ in millions)

AMID Financial Projections

	For the Twelve Months Ending December 31,						2018A – 2023E
	2018A	2019E	2020E	2021E	2022E	2023E	CAGR
Gas Volumes (MMBtu/d)							
Destin-Okeanos (66.7% Ownership)	1,110,014	1,253,912	1,313,448	1,222,610	1,180,244	1,075,843	
High Point Pipelines	319,319	348,275	345,326	338,439	310,503	281,825	
Panther Pipelines	61,049	140,469	141,617	127,575	115,096	103,981	
Total Gas Volumes	**1,490,382**	**1,742,657**	**1,800,392**	**1,688,624**	**1,605,843**	**1,461,648**	**(0.4%)**
Crude Oil Volumes (MBpd)							
AmPan Pipelines	9.7	8.5	7.7	6.9	6.2	5.6	
Main Pass Oil Gathering	26.6	30.4	28.0	25.8	23.7	21.8	
Total Oil Volumes	**36.4**	**38.9**	**35.7**	**32.7**	**29.9**	**27.4**	**(5.5%)**
Gross Margin							
Destin-Okeanos (100% Gross)	$86.1	$79.6	$83.4	$74.3	$69.4	$62.3	
Other	64.2	67.8	68.6	66.9	64.5	62.2	
Total Gross Margin (100% Consolidated)	**$150.3**	**$147.4**	**$152.0**	**$141.2**	**$134.0**	**$124.4**	**(3.7%)**
Operating Expenses							
Destin-Okeanos (100% Gross)	($15.5)	($17.6)	($17.6)	($17.6)	($17.6)	($17.6)	
Other	(29.6)	(34.1)	(34.1)	(34.1)	(34.1)	(34.1)	
Operating Expenses (100% Consolidated)	**($45.1)**	**($51.7)**	**($51.7)**	**($51.7)**	**($51.7)**	**($51.7)**	**2.8%**
EBITDA							
Destin-Okeanos (100% Gross)	$70.6	$62.0	$65.8	$56.7	$51.9	$44.7	
Other	34.6	33.7	34.5	32.8	30.4	28.0	
EBITDA (100% Consolidated)	**$105.2**	**$95.8**	**$100.3**	**$89.5**	**$82.3**	**$72.7**	**(7.1%)**
Maintenance Capital Expenditures							
Destin-Okeanos (100% Gross)	($1.9)	($0.6)	($0.6)	($0.6)	($0.6)	($0.6)	
Other	(1.9)	(6.9)	(4.0)	(4.0)	(4.0)	(4.0)	
Maintenance Capital Expenditures (100% Consolidated)	**($3.9)**	**($7.5)**	**($4.6)**	**($4.6)**	**($4.6)**	**($4.6)**	**3.4%**
Growth Capital Expenditures							
Destin-Okeanos (100% Gross)	$–	$–	$–	$–	$–	$–	
Other	(22.8)	(4.3)	–	–	–	–	
Growth Capital Expenditures (100% Consolidated)	**($22.8)**	**($4.3)**	**$–**	**$–**	**$–**	**$–**	**NA**
Change in Working Capital							
Destin-Okeanos (100% Gross)	$3.8	$7.8	$1.4	$0.4	$1.0	$1.2	
Other	–	–	–	–	–	–	
Change in Working Capital (100% Consolidated)	**$3.8**	**$7.8**	**$1.4**	**$0.4**	**$1.0**	**$1.2**	
Change in Deferred Revenue							
Destin-Okeanos (100% Gross)	($3.2)	($3.1)	($3.1)	($3.1)	($3.1)	($3.1)	
Other	–	–	–	–	–	–	
Change in Deferred (100% Consolidated)	**($3.2)**	**($3.1)**	**($3.1)**	**($3.1)**	**($3.1)**	**($3.1)**	
Free Cash Flow							
Destin-Okeanos (66.7% Net)	$46.2	$44.2	$42.4	$35.7	$32.9	$28.2	
Other	9.9	22.5	30.5	28.8	26.4	24.0	
Free Cash Flow (Net to AMID)	**$56.1**	**$66.6**	**$72.8**	**$64.5**	**$59.3**	**$52.2**	**(1.4%)**

Source: AMID management

EVERCORE 149 AMID

Detailed Segment Financial Projections

Delta House

($ in millions)

AMID Financial Projections

	2018A	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2018A – 2025E CAGR
			For the Twelve Months Ending December 31,						
Gas Transportation (MMcfd)	86.1	175.5	179.9	181.1	178.1	150.9	116.4	112.7	
Oil Transportation (MBpd)	51.1	77.4	88.7	87.9	81.2	77.2	61.6	53.7	
FPS Throughput (MBoed)	65.5	106.7	118.7	118.1	110.9	102.3	81.0	72.5	1.5%
Processing Revenue	$103.1	$170.4	$176.6	$159.8	$139.2	$124.4	$94.6	$90.6	
Gas Transportation Revenue	18.4	33.2	33.3	34.4	32.7	26.8	20.5	19.9	
Oil Transportation Revenue	21.6	30.5	33.7	32.2	28.8	25.4	19.8	17.6	
Other Revenue	0.1	–	–	–	–	–	–	–	
Gross Margin	**$143.2**	**$234.1**	**$243.6**	**$226.4**	**$200.8**	**$176.7**	**$134.9**	**$128.1**	**(1.6%)**
Operating Expenses	(1.4)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	(1.0)	
EBITDA	**$141.9**	**$233.3**	**$242.7**	**$225.5**	**$199.8**	**$175.8**	**$133.9**	**$127.2**	**(1.6%)**
Less: Change in Deferred Revenue	21.6	16.8	(84.7)	(86.7)	(78.0)	(78.0)	(57.2)	(55.6)	
Less: Change in Working Capital	(9.5)	(6.1)	22.0	(0.8)	6.2	2.4	3.9	(1.2)	
Less: Interest Expense	(0.9)	–	–	–	–	–	–	–	
Levered Free Cash Flow	**$153.0**	**$244.0**	**$180.0**	**$138.1**	**$128.1**	**$100.2**	**$80.6**	**$70.3**	**(10.5%)**
Less: Term Loan Amortization	(39.8)	–	–	–	–	–	–	–	
Less: Class B Carry	–	–	(1.2)	(3.5)	(3.3)	(3.0)	(2.4)	(2.2)	
Class A Cash Flows (100%)	**$113.3**	**$244.0**	**$178.8**	**$134.6**	**$124.8**	**$97.2**	**$78.2**	**$68.1**	
Class A Cash Flows (35.65%)	**$40.4**	**$87.0**	**$63.7**	**$48.0**	**$44.5**	**$34.6**	**$27.9**	**$24.3**	
Less: AMID Level Delta House Insurance Expense	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	–	–	
Delta House Net Distributions to AMID	**$40.2**	**$86.7**	**$63.5**	**$47.7**	**$44.3**	**$34.4**	**$27.9**	**$24.3**	

Source: AMID management

EVERCORE 150 AMID

Detailed Segment Financial Projections

Trucking

($ in millions)

AMID Financial Projections

	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2018A – 2023E CAGR
			For the Twelve Months Ending December 31,					
Volumes (MBpd)								
South Texas Crude Trucking	6.2	7.2	12.8	14.0	14.0	14.0	14.0	
Texas Panhandle Crude Trucking	6.4	9.4	0.8	–	–	–	–	
Liquids Trucking	2.1	2.6	2.4	2.4	2.4	2.4	2.4	
Volumes	**14.7**	**19.2**	**16.0**	**16.4**	**16.4**	**16.4**	**16.4**	**(3.2%)**
Gross Margin								
South Texas Crude Trucking	$0.9	$0.8	$1.0	$0.9	$0.9	$0.9	$0.9	
Texas Panhandle Crude Trucking	1.6	0.5	(0.1)	–	–	–	–	
Liquids Trucking	1.4	0.8	1.1	1.0	1.0	1.0	1.0	
Gross Margin	**$3.9**	**$2.1**	**$2.0**	**$1.9**	**$1.9**	**$1.9**	**$1.9**	**(2.2%)**
Operating Expenses								
South Texas Crude Trucking	($1.7)	($1.3)	($1.4)	($1.4)	($1.4)	($1.4)	($1.4)	
Texas Panhandle Crude Trucking	(1.2)	(1.3)	(0.2)	–	–	–	–	
Liquids Trucking	(2.1)	(1.4)	(1.5)	(1.5)	(1.5)	(1.5)	(1.5)	
Operating Expenses	**($5.0)**	**($4.0)**	**($3.1)**	**($2.9)**	**($2.9)**	**($2.9)**	**($2.9)**	**(6.1%)**
EBITDA	**($1.1)**	**($1.9)**	**($1.1)**	**($1.0)**	**($1.0)**	**($1.0)**	**($1.0)**	**NA**
Maintenance Capital Expenditures								
South Texas Crude Trucking	$–	$–	$–	$–	$–	$–	$–	
Texas Panhandle Crude Trucking	–	–	–	–	–	–	–	
Liquids Trucking	–	–	–	–	–	–	–	
Total Maintenance Capital Expenditures	**$–**	**$–**	**$–**	**$–**	**$–**	**$–**	**$–**	**NA**
Growth Capital Expenditures								
South Texas Crude Trucking	$–	$–	$–	$–	$–	$–	$–	
Texas Panhandle Crude Trucking	–	–	–	–	–	–	–	
Liquids Trucking	–	–	–	–	–	–	–	
Total Growth Capital Expenditures	$–	$–	$–	$–	$–	$–	$–	**NA**
Free Cash Flow	**($1.1)**	**($1.9)**	**($1.1)**	**($1.0)**	**($1.0)**	**($1.0)**	**($1.0)**	**NA**

Source: AMID management

EVERCORE 151 AMID

Detailed Segment Financial Projections

Bakken Crude Oil Gathering

($ in millions)

AMID Financial Projections

	For the Twelve Month Ending December 31,							
	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2018A – 2023E CAGR
Transportation Volume (MBpd)	4.4	5.6	8.5	9.5	8.7	7.3	6.1	1.5%
Trucking Volume (MBpd)	2.9	3.5	4.0	6.8	6.2	5.2	4.3	4.1%
Gross Margin	$3.1	$3.7	$7.2	$9.5	$8.7	$7.3	$6.1	
Operating Expenses	(2.1)	(1.8)	(3.6)	(5.1)	(4.9)	(4.4)	(4.0)	
Marketing Margin	(0.3)	(0.6)	(0.0)	--	--	0.0	(0.0)	
EBITDA	**$0.7**	**$1.3**	**$3.6**	**$4.4**	**$3.8**	**$2.9**	**$2.1**	**9.4%**
Maintenance Capital Expenditures	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	
Growth Capital Expenditures	(2.5)	(1.1)	--	--	--	--	--	
Free Cash Flow	**($1.7)**	**$0.1**	**$3.5**	**$4.3**	**$3.7**	**$2.8**	**$2.0**	**86.8%**

Source: AMID management

EVERCORE 152 AMID

Detailed Segment Financial Projections

Silver Dollar Pipeline

($ in millions)

AMID Financial Projections

	For the Twelve Months Ending December 31,							
	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2018A – 2023E CAGR
Silver Dollar Volume (MBpd)	29.5	30.8	40.5	61.2	69.7	74.6	77.9	
West Texas Marketing Volume (MBpd)	17.6	--	26.3	40.2	45.5	49.0	51.2	
West Texas Trucking (MBpd)	0.0	1.7	15.5	21.2	21.2	21.2	21.2	
Gross Margin								
Silver Dollar	($0.3)	$13.2	$13.1	$19.9	$22.5	$22.3	$22.9	
West Texas Marketing and Trucking	19.2	7.3	1.9	4.7	5.0	5.2	5.3	
Gross Margin	**$18.9**	**$20.5**	**$15.0**	**$24.7**	**$27.5**	**$27.5**	**$28.2**	**6.6%**
Operating Expenses								
Silver Dollar	$--	($3.0)	($3.2)	($3.6)	($3.6)	($3.7)	($3.7)	
West Texas Marketing and Trucking	(2.1)	(1.4)	(1.8)	(1.8)	(1.8)	(1.8)	(1.8)	
Operating Expenses	**($2.1)**	**($4.4)**	**($5.0)**	**($5.4)**	**($5.4)**	**($5.4)**	**($5.5)**	**4.4%**
EBITDA	**$16.8**	**$16.1**	**$10.0**	**$19.3**	**$22.0**	**$22.1**	**$22.7**	**7.1%**
Maintenance Capital Expenditures								
Silver Dollar	$--	$--	($0.4)	($0.5)	($0.5)	($0.4)	($0.4)	
West Texas Marketing	--	--	--	--	--	--	--	
Total Maintenance Capital Expenditures	**$--**	**$--**	**($0.4)**	**($0.5)**	**($0.5)**	**($0.4)**	**($0.4)**	**NA**
Growth Capital Expenditures								
Silver Dollar	($6.2)	($14.1)	($14.3)	($12.6)	$--	$--	$--	
West Texas Marketing	--	--	--	--	--	--	--	
Total Growth Capital Expenditures	**($6.2)**	**($14.1)**	**($14.3)**	**($12.6)**	**$--**	**$--**	**$--**	**NA**
Free Cash Flow	**$10.6**	**$2.0**	**($4.8)**	**$6.2**	**$21.5**	**$21.7**	**$22.3**	**NA**

Source: AMID management

EVERCORE 153 AMID

Detailed Segment Financial Projections

Cushing Terminal

($ in millions)

AMID Financial Projections

	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2018A – 2023E CAGR
			For the Twelve Months Ending December 31,					
Available Storage Capacity (MBbls)	2,618.2	2,400.0	1,300.0	3,000.0	3,000.0	3,000.0	3,000.0	
Total Gross Margin	$10.8	$3.4	$1.6	$7.2	$7.2	$7.2	$7.2	
Operating Expenses	(2.8)	(2.4)	(2.7)	(2.7)	(2.7)	(2.7)	(2.7)	
EBITDA	**$8.0**	**$1.0**	**($1.1)**	**$4.5**	**$4.5**	**$4.5**	**$4.5**	**35.7%**
Maintenance Capital Expenditures	--	(3.4)	(3.8)	--	--	--	--	
Growth Capital Expenditures	--	--	--	--	--	--	--	
Free Cash Flow	**$8.0**	**($2.4)**	**($4.9)**	**$4.5**	**$4.5**	**$4.5**	**$4.5**	**NA**

Source: AMID management

EVERCORE

154

AMID

Detailed Segment Financial Projections

NGL JV Interests

($ in millions)

AMID Financial Projections[1]

	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2018A – 2023E CAGR
			For the Twelve Month Ending December 31,					
NGL Volumes (MBpd)								
Cayenne (50.0% Ownership)	--	30.0	33.9	33.9	32.8	29.1	25.8	
Tri States (16.7% Ownership)	53.8	50.4	55.1	57.1	55.9	54.8	53.7	
Wilprise (25.3% Ownership)	34.0	36.7	31.9	32.9	31.9	28.2	25.0	
NGL Volumes	**87.8**	**117.1**	**120.9**	**123.8**	**120.6**	**112.1**	**104.5**	**(2.2%)**
Gross Margin								
Cayenne (50.0% Ownership)	$--	$13.9	$15.7	$15.9	$15.4	$13.6	$12.1	(2.7%)
Tri States (16.7% Ownership)	50.5	48.3	51.6	53.8	52.9	52.2	51.4	1.3%
Wilprise (25.3% Ownership)	5.2	5.7	4.8	4.9	4.8	4.2	3.7	(8.0%)
Operating Expenses								
Cayenne (50.0% Ownership)	$--	($1.3)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	
Tri States (16.7% Ownership)	(8.1)	(10.2)	(10.0)	(10.0)	(10.0)	(10.0)	(10.0)	
Wilprise (25.3% Ownership)	(1.0)	(0.9)	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	
EBITDA								
Cayenne (50% Ownership)	$--	$12.5	$14.7	$14.9	$14.4	$12.6	$11.1	(2.4%)
Tri States (16.7% Ownership)	42.4	38.1	41.6	43.8	42.9	42.2	41.4	1.7%
Wilprise (25.3% Ownership)	4.2	4.8	3.9	4.1	3.9	3.4	2.9	(9.6%)
Maintenance Capital Expenditures								
Cayenne (50.0% Ownership)	$--	$--	$--	$--	$--	$--	$--	
Tri States (16.7% Ownership)	--	--	--	--	--	--	--	
Wilprise (25.3% Ownership)	--	--	--	--	--	--	--	
Growth Capital Expenditures								
Cayenne (50.0% Ownership)	$--	$--	$--	$--	$--	$--	$--	
Tri States (16.7% Ownership)	--	--	--	--	--	--	--	
Wilprise (25.3% Ownership)	--	--	--	--	--	--	--	
Change in Working Capital								
Cayenne (50.0% Ownership)	--	(4.5)	(0.0)	(0.0)	0.2	0.4	0.3	
Tri States (16.7% Ownership)	(4.3)	(2.3)	(0.3)	(0.3)	(0.1)	(0.1)	(0.1)	
Wilprise (25.3% Ownership)	(0.4)	(0.3)	0.1	(0.1)	0.1	0.1	0.1	
Free Cash Flow (Net								
Cayenne (50.0% Ownership)	--	4.0	7.3	7.5	7.3	6.5	5.7	
Tri States (16.7% Ownership)	6.4	6.0	6.9	7.3	7.2	7.0	6.9	
Wilprise (25.3% Ownership)	1.0	1.1	1.0	1.0	1.0	0.9	0.8	
Total Free Cash Flow (Net)	**$7.3**	**$11.1**	**$15.2**	**$15.7**	**$15.5**	**$14.4**	**$13.4**	**4%**

Source: AMID management

1. Projections shown on a 100.0% basis

EVERCORE

155

AMID